UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08073

STATE FARM VARIABLE PRODUCT TRUST

(Exact name of registrant as specified in charter)

Three State Farm Plaza	61719-0001
Bloomington, IL
(Address of principal executive offices)	(Zip code)

Alan Goldberg
Bell, Boyd & Lloyd LLP
Michael L. Tipsord	Three First National Plaza
One State Farm Plaza	70 West Madison St., Suite 3100
Bloomington, Illinois 61710-0001	Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-888-702-2307

Date of fiscal year end: 12/31/2006

Date of reporting period: 12/31/2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

Table of Contents
Message to Variable Product Customers	1

Management’s Discussions
Large Cap Equity Fund	3
Small/Mid Cap Equity Fund	5
International Equity Fund	8
Large Cap Equity Index Fund	11
Small Cap Equity Index Fund	13
International Equity Index Fund	16
Stock and Bond Balanced Fund	19
Bond Fund	22
Money Market Fund	24

Expense Example (unaudited)	25

Board Approval of Investment Sub-Advisory Agreements	27

Policy Total Returns	30

Schedule of Investments
Large Cap Equity Fund	32
Small/Mid Cap Equity Fund	34
International Equity Fund	37
Large Cap Equity Index Fund	41
Small Cap Equity Index Fund	47
International Equity Index Fund	67
Stock and Bond Balanced Fund	80
Bond Fund	81
Money Market Fund	86

Financial Statements
Statements of Assets and Liabilities	88
Statements of Operations	90
Statements of Changes in Net Assets	92
Notes to Financial Statements	96

Financial Highlights	104

Report of Independent Registered Public Accounting Firm	113

Management Information	114

1-888-702-2307

State Farm VP Management Corp.

Securities Products Representatives are available

8:00 a.m. until 6:00 p.m. (Central Time)

Monday through Friday (except holidays)

This report and any financial information contained herein are submitted for the general information of the owners of interests in State Farm Life Insurance Company and State Farm Life and Accident Assurance Company Variable Life Separate Accounts or Variable Annuity Separate Accounts (the “Accounts”). This report provides the results of operations for each of the Funds of the State Farm Variable Product Trust. It is possible to invest in these underlying Funds only through the purchase of a State Farm Variable Universal Life Insurance policy or State Farm Variable Deferred Annuity policy. Please read the prospectus and consider the investment objectives, charges and expenses and other information it contains about the Accounts carefully before investing.

Not FDIC Insured	•May lose value •No bank guarantee

Variable Deferred Annuity (VA) policy series 97040 & 97090 in all states except MA, MT, NY, WI; 97090 in MT; A97040 & A97090 in NY, WI.

Variable Universal Life (VUL) policy series 97035, and also 97036 in TX, except MA, MT, NY, WI; 97085 in MT; A97035 in NY & WI.

This material must be accompanied or preceded by a prospectus.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at http://www.sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Distributor: State Farm VP Management Corp.

Message to Variable Product Customers

Thank you for investing with State Farm Variable Products. Enclosed is the Annual Report for the 12-month period ended December 31, 2006 for the State Farm Variable Product Trust (the “Trust”). For the Funds offered by the Trust, you will find management’s discussion of investment philosophy and process, market and Fund-specific factors that affected a Fund’s performance over the 12-month period, and benchmark index comparisons to put a Fund’s performance into context. This Annual Report also includes the Trust’s 2006 fiscal year-end audited financial statements and complete lists of portfolio holdings to help you further understand each Fund. We encourage you to review this entire report.

The Annual Report also contains policy total returns for variable deferred annuity and variable universal life policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. These policy total returns reflect contract-level fees and expenses, as well as Fund fees and expenses. The contract-level fees and expenses are not included in the performance returns discussed for each Fund.

Corporate Action

The Securities and Exchange Commission (SEC) granted an Exemptive Order to the Trust and State Farm Investment Management Corp., the Trust’s investment adviser, allowing the Trust’s Board of Trustees to appoint additional or replacement sub-advisers to Funds within the Trust without the need to hold costly shareholder meetings.

Utilizing this authority, the Board authorized a change in the investment sub-adviser for the Trust’s Small Cap Equity Fund effective December 1, 2006. Two new sub-advisers, Bridgeway Capital Management, Inc. and Rainier Investment Management, Inc. replaced Capital Guardian Trust Company as sub-adviser to the Fund. Furthermore, the name of the Fund was changed from Small Cap Equity Fund to Small/Mid Cap Equity Fund to coincide with a broader investment strategy that includes investment in mid-cap equity securities. Each new sub-adviser manages about one-half of the Fund’s portfolio. More detailed information on this transition and the new sub-advisers is included in Management’s Discussion of Fund Performance for the Small/Mid Cap Equity Fund.

Market Review

In the U.S., the large cap S&P 500 Index closed out the year with a gain of 15.80%.1 Market breadth within this Index improved in 2006 with eight of the ten S&P 500 market sectors posting double-digit gains compared with just two sectors in 2005. The Telecommunications sector led the way in 2006 with a return of 32.13% after posting a loss the year earlier. The Energy sector continued its multi-year rise gaining 22.22% followed by the Consumer Discretionary sector’s 17.23% gain. Consumer Discretionary is another sector that had positive returns at the end of 2006 after a loss for 2005.

The small cap market as represented by the Russell 2000® Index recorded a gain of 18.37% as of December 31, 2006.1 Performance was stronger among international equities as represented by the MSCI EAFE Free® Index gained 26.34% for the year.1 Within the MSCI EAFE Free Index, developed European markets like Spain and Sweden led the way with the highest returns in U.S. dollar terms while the United Kingdom – the largest country weighting in the Index at 23.7% –gained over 30% in U.S. dollar terms. Japan, the second largest country weighting in the Index at 22.6%, gained just 6.3% in U.S. dollar terms.

[1]

Source: Lipper Analytics. The S&P 500® Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000® Index. The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. It is not possible to invest directly in an index. The stocks of small companies are more volatile than the stocks of larger, more established companies. Foreign securities involve risks not normally associated with investing in the U.S. including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates. Past performance does not guarantee future results.

After seventeen straight increases of 0.25% each to the Fed Funds Rate beginning in June 2004, the Federal Reserve decided to take a break in August 2006, maintaining the Fed Funds Rate at 5.25% for the remainder of 2006. Bond markets as represented by the Lehman Brothers Government/Credit Intermediate Index2 gained 4.26% including the reinvestment of interest income from July 1 through December 31, 2006 and finished with a 4.08% gain for the year. During the prior six month period (January 1 through June 30, 2006) as interest rates had generally been rising, the Lehman Brothers Government/Credit Intermediate Index declined –0.17%. For the year, short maturity bonds outperformed both intermediate and long maturity bonds.

While no one knows what the future holds, we believe investors need a long-term perspective, patience, and the discipline to help withstand inevitable short-term market events. Your Registered State Farm Agent is there to help you. Working with someone you know can be a comfort when making important decisions about your financial future.

Thank you for your continued investment with State Farm Variable Products.

Sincerely,

Susan D. Waring

Vice President

State Farm Investment Management Corp.

[2]

The Lehman Brothers Government/Credit Intermediate Index contains U.S. Government and corporate bonds maturing within one to ten years and an outstanding par value of at least $250 million. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. It is not possible to invest directly in an index. Past performance does not guarantee future results.

State Farm Variable Product Trust Large Cap Equity Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Large Cap Equity Fund (the “Fund”) under normal circumstances invests at least 80% of its net assets in common stocks of U.S. companies with market capitalizations of at least $1.5 billion. The Fund’s sub-advisor, Capital Guardian Trust Company (Capital Guardian), chooses stocks for the portfolio for their long-term potential for capital growth. In making investment decisions on specific securities, Capital Guardian looks for companies with one or more of the following characteristics: below-market price-to-earnings, below-market price-to-book value, and/or above market yield. The Fund is benchmarked to the Russell 1000® Value Index (the “Index”).

Describe the relevant market environment as it related to the Fund for the reporting period.

Value stocks, as defined by the Index, continued to perform better than growth stocks, ending the year up 22.25%, which exceeded the return for the year of the Russell 1000® Growth Index of 9.07%. This marked the seventh year in a row that value stocks have outperformed growth stocks. Moreover, all ten industry sectors within the Index finished the year with double-digit returns.

During the year, the market environment was influenced by numerous factors including: the Federal Reserve’s decision to leave the Fed Funds rate unchanged after a series of increases, continued volatility in energy prices, and a slow down in the housing market.

Before August 2006, the Federal Funds Rate had been raised 17 consecutive times in quarter-point increments starting in June 2004. At the August 2006 Federal Open Market Committee (FOMC) meeting (and subsequent meetings since), the Fed elected to keep the Fed Funds Rate unchanged citing signs of moderating economic growth and a slowing housing market throughout the year as factors in their decision. As of December 31, 2006, the Fed Funds Rate was 5.25%, up from 4.25% as of December 31, 2005 and up from 1% as of June of 2004. As always, it is unknown what future actions the Fed may take regarding the Fed Funds Rate.

Fluctuating oil prices continued to be a factor throughout the year. Oil prices began the period at over $61/barrel and touched highs of over $77/barrel in July before slipping to below $62/barrel by the end of December.

Lower energy prices contributed to lower inflationary pressures and an increase in consumer spending, and employment and real wages both increased.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by sector and based on total net assets as of December 31, 2006. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 12 months ended December 31, 2006, the Large Cap Equity Fund returned 15.91% and the Russell 1000® Value Index returned 22.25%. The line graph and table below provide additional perspective on the Fund’s results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp and the State Farm Variable Universal Life Insurance Policy at http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During 2006, stocks from the Financial sector represented the largest segment of both the Index and the Fund. The Fund’s underweight position in financial stocks relative to the Index (33.7% of total net assets versus 36.6% Index weighting) was a mild contributor to results. However, stock selection in this sector was a detractor to performance. Within the sector, Capital One Financial Corp. (1.24% of total net assets) was a large detractor to Fund performance with a loss of over -11% during the year. Likewise, the Fund’s tenth largest holding, SLM Corp. (2.45% of total net assets), posted a loss of over -11% during the year. Not all securities within the Financial sector were detractors, however. The Fund’s fourth largest holding, J.P. Morgan Chase & Co. (3.20% of total net assets), was among the Fund’s largest contributors to results and gained over 21% during the year. The Fund’s second and ninth largest holdings, Washington Mutual (3.46% of total net assets) and Wachovia Corp. (2.49% of total net assets), experienced gains of over 4% and 7%, respectively.

The Energy sector (6.9% of total net assets) was also an area where stock selection detracted from results. The Fund was underweight integrated oil companies, which outperformed oil service companies, where the Fund was overweight. The Fund’s holdings in integrated oil companies included Chevron Corp. (0.78% of total net assets) and Exxon Mobil Corp. (0.99% of total net assets), which both posted gains of over 29% and 36%, respectively. The Fund’s holdings in oil service companies included offshore drilling company, Transocean Inc. (1.35% of total net assets), and Weatherford International Inc. (1.19% of total net assets), which both posted relatively smaller gains of over 16% and 15%, respectively. The Fund’s fifth largest holding, Royal Dutch Shell (2.57% of net assets for ADR Class A&B combined) gained approximately 14% for the year.

The top contributors to the Fund’s returns during the year came from the following sectors: Consumer Staples (10.7% of total net assets), Utilities (3.2% of total net assets), and Health Care (8.2% of total net assets). Within Consumer Staples, the Fund’s third and seventh largest holdings, Altria Group Inc. (3.24% of total net assets) and Kraft Foods Inc. (2.56% of total net assets), posted gains of over 14% and 26%, respectively. Within Utilities, the top contributors included CMS Energy Corp. (0.91% of total net assets) and Duke Energy Corp. (0.55% of total net assets), which both gained over 15% and 20%, respectively. Merck & Co. Inc. (1.79% of total net assets) posted a gain of over 37% during 2006 and was the largest contributor to Fund performance from the Health Care sector.

Among the remaining top ten holdings, the Fund’s eighth largest holding, AT&T Inc. (2.51% of total net assets), posted a gain of over 45% and was the best performing of the top ten holdings in the Fund during the year. The Fund’s exposure to the Information Technology sector (7.2% of total net assets) also detracted from results during the year. Within this sector, the Fund’s sixth largest holding, Intel Corp. (2.56% of total net assets), lost over -18% and was the weakest performer among the Fund’s top ten holdings. The Fund’s overall largest holding, General Electric Co. (3.63% of total net assets) posted a gain of over 6% during the year.

Financial highlights for this Fund can be found on page 104.

*	Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike an investment in the Large Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Variable Product Trust Small/Mid Cap Equity Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

Effective December 1, 2006, the Small Cap Equity Fund was re-named the Small/Mid Cap Equity Fund (the “Fund”). On that same date, Capital Guardian Trust Company ceased serving as investment sub-adviser to the Fund and Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”) began serving as co-investment sub-advisers to the Fund. Bridgeway and Rainier each manages approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. With the change in sub-advisers and the implementation of a broader investment strategy to include mid-cap stocks in the portfolio, the benchmark for the Fund was changed from the Russell 2000® Index to the Russell 2500® Index at that time.

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in small- and mid-capitalization stocks issued by U.S. companies. An allocation to small- and mid-cap stocks allows for investment exposure to some companies in the earlier stages of development relative to more mature, larger capitalization companies. Bridgeway invests in those companies that are smaller than the largest 500 U.S. companies as measured by market capitalization. Rainier invests in U.S. companies with market capitalizations within the range of companies included in the Russell Midcap® Index1.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify small- and mid-cap “value” stocks. Bridgeway defines “value” as stocks that it believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. Rainier utilizes fundamental analysis to invest its segment of the Fund in companies it believes have prospects of strong earnings growth and attractive overall business fundamentals, selling at what it believes to be reasonable valuations.

Describe the relevant market environment as it related to the Fund for the reporting period.

From January through April 2006, higher than expected economic growth and corporate earnings were some of the catalysts that helped start the year with double-digit gains for both the Russell 2000 and Russell 2500 Indexes. Growing concerns over inflation, energy prices, rising interest rates and their impact on slowing economic growth helped prompt a decline in these two Indexes from May through July.

Before August 2006, the Federal Funds Rate had been raised 17 consecutive times in quarter-point increments starting in June 2004. At the August 2006 Federal Open Market Committee (FOMC) meeting (and subsequent meetings since), the Fed elected to keep the Fed Funds Rate unchanged citing signs of moderating economic growth and a slowing housing market throughout the year as factors in their decision. As of December 31, 2006, the Fed Funds Rate was 5.25%, up from 4.25% as of December 31, 2005 and 1% as of June of 2004. As always, it is unknown what future actions the Fed may take regarding the Fed Funds Rate.

Fluctuating oil prices continued to be a factor throughout the year. Oil prices began the period at over $61/barrel and touched highs of over $77/barrel in July before slipping to below $62/barrel by the end of December.

Despite these factors, the Russell 2000 and the Russell 2500 Indexes posted gains of 18.37% and 16.16%, respectively, for the period ended December 31, 2006.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by sector and based on total net assets as of December 31, 2006. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

[1]

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. As of December 31, 2006, the market capitalization of the Russell Midcap Index ranged from $1.2 to $21.4 billion.

How did the Fund perform during the reporting period?

For the 12 months ended December 31, 2006, the Small/Mid Cap Equity Fund returned 14.58% while the Russell 2500 and Russell 2000 Indexes returned 16.16% and 18.37%, respectively. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp and the State Farm Variable Universal Life Insurance Policy at http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Under the former sub-adviser and its strategy, the Fund’s performance struggled relative to the Russell 2000 Index. Under the guidance of the two new sub-advisers, Bridgeway and Rainier, the composition of the Fund’s portfolio changed dramatically near the end of the reporting period. During the month of December 2006, every security in the portfolio, except one, was liquidated, and the proceeds from the liquidations were re-invested in equity securities issued by small- and mid-cap companies chosen by Bridgeway and Rainier. The December 2006 reconstitution of the Fund’s portfolio contributed to a higher than normal turnover rate of 160.5% for 2006.

For most of the reporting period and under the guidance of the former sub-adviser, the Fund maintained its largest and most overweight positions relative to the Russell 2000 Index in stocks issued by companies in the Information Technology sector (19.3% of total net assets vs. 18.4% Index weighting as of November 30, 2006) and Consumer Discretionary sector (14.9% of total net assets vs. 15.8% Index weighting as of November 30, 2006). Those two sectors rebounded in 2006 with gains of 14.06% and 15.13% as of December 31, 2006, respectively, after posting a -2.43% loss and 0.60% gain, respectively, as of December 31, 2005. However, the Fund’s overweight positioning in these two sectors, which were the fourth and fifth worst performing sectors within the Russell 2000 Index through December 31, 2006, was a detractor to the Fund’s performance. The Fund’s underweight positioning in the Telecommunication Services sector (0.4% of total net assets) relative to the Russell 2000 Index (1.4% Index weighting) through November 30, 2006, was also a detractor to performance.

*	The Russell 2500® Index measures the performance of the 2,500 smallest securities in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

**	The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000® Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

From a stock selection perspective, the majority of the underperformance of the Fund relative to the Russell 2000 Index can be attributed to stocks in the Consumer Discretionary, Health Care, and Materials sectors (14.9%, 7.0%, and 6.4% of total net assets as of November 30, 2006, respectively) .. Among the individual securities that lost value from January 1 to November 30, 2006 were MDU Communications (0.6% of total net assets as of November 30, 2006) which lost -58.5%, Atherogenics Inc (0.3% of total net assets as of November 30, 2006) which lost -38.4%, and Georgia Gulf (0.8% of total net assets as of November 30, 2006) which lost -33.0%. With the change in sub-advisers mentioned previously, all of these stocks were sold by the Fund in December 2006.

Stock selection was relatively strong in the Energy sector (9.9% of total net assets as of November 30, 2006), specifically for integrated oil/energy producers. Both Delta Petroleum (6.1% of total net assets as of November 30, 2006) and Core Laboratories (0.6% of total net assets as of November 30, 2006) were securities held by the Fund that posted gains of 38.7% and 136.8%, respectively, from January 1 to November 30, 2006. The Fund’s stock selection within the Financials sector (17.6% of total net assets as of November 30, 2006), primarily within the real estate and diversified financial service industries, also positively contributed to the Fund’s performance from January 1 through November 30, 2006. Top contributors within the Financials sector from January 1 through November 30, 2006 were Trammell Crow Co. (1.8% of total net assets as of November 30, 2006) and Banner Corp. (1.8% of total net assets as of November 30, 2006), which gained 92.2% and 46.3%, respectively. All of the stocks listed above were sold by the Fund as part of the Fund’s reconstitution during December 2006.

Financial highlights for this Fund can be found on page 105.

State Farm Variable Product Trust International Equity Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The International Equity Fund (the “Fund”) seeks long-term growth of capital. In doing so, the Fund seeks to outperform the MSCI EAFE® Index (the “Index”) over the long-term by investing primarily in large cap stocks in developed international markets.

The Fund’s sub-advisor, Capital Guardian Trust Company (Capital Guardian), has a global network of equity analysts, each specializing in specific sectors and regions, performing in-depth quantitative and qualitative research on thousands of companies worldwide. Based on the research carried out by the analysts, portfolio managers look for quality companies at attractive prices that they hope will outperform their industry-specific peers and benchmark over time. In keeping with Capital Guardian’s bottom-up research philosophy, the weighting of any given company or sector reflects the assessments and outlooks for those securities. While portfolio managers at Capital Guardian are mindful of benchmark characteristics, the benchmark is not central to their decisions.

Describe the relevant market environment as it relates to the Fund for the reporting period.

International equity markets, as represented by the Index, delivered gains of 26.34% for the reporting period, outperforming U.S. equity markets. Stronger economic growth abroad, coupled with a depreciating dollar, helped to push the overseas markets ahead of the U.S. markets. All performance information included in this discussion is quoted in U.S. dollars.

Oil prices, interest rates, and the U.S. dollar continued to generate headlines during the year. Although oil prices continued to escalate for the first six months of the year from over $61/barrel in January to highs of over $77/barrel by July, prices sank in the final six months of the year to end 2006 below $62/barrel. Lower energy prices in the second half of the year helped to ease inflationary pressure both domestically and abroad.

Before August 2006, the Federal Funds Rate had been raised 17 consecutive times in quarter-point increments starting in June 2004. At the August 2006 Federal Open Market Committee (FOMC) meeting (and subsequent meetings since), the Fed elected to keep the Fed Funds Rate unchanged, citing signs of moderating economic growth and a slowing housing market throughout the year as factors in their decision. As of December 31, 2006, the Fed Funds Rate was 5.25%, up from 4.25% as of December 31, 2005 and up from 1% as of June of 2004. In Europe and Japan, short-term interest rates were increased during the year to help curb inflation in their expanding economies. The European Central Bank raised their benchmark interest rate five times in 0.25% increments from 2.25% in January 2006 to 3.50% by the end of December 2006. Similarly, the Bank of England raised short-term rates twice in 0.25% increments from 4.50% in January to 5.00% by the end of December 2006. After seven years of a zero-interest rate policy, the Bank of Japan opted to institute a 0.25% rate in July 2006.

During 2006, the value of the U.S. dollar compared to most foreign currencies declined, falling 11.79% against the Euro and 14.00% against the British Pound. However, the Japanese Yen posted the worst 2006 annual performance among developed market currencies and declined -0.94% against the U.S. dollar. A depreciating U.S. dollar relative to most foreign currencies enhanced the returns that U.S. investors were able to generate in international securities during 2006.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Based on total net assets as of December 31, 2006. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 11 other countries, each of which represents less than 3% of net assets.

How did the Fund perform during the reporting period?

For the 12 months ended December 31, 2006, the International Equity Fund returned 19.41% and the MSCI EAFE Index returned 26.34%. The line graph and table below provide additional perspective on the Fund’s results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp and the State Farm Variable Universal Life Insurance Policy at http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the year, the Fund underperformed the MSCI EAFE® Index, primarily due to an overweight position in Japanese securities and an underweight position in securities in the United Kingdom (U.K.) relative to the Index.

Japan was the dominant factor contributing to the Fund’s underperformance relative to the Index in 2006 when taking into consideration both the weightings and performance of the securities within the Fund’s portfolio. Throughout the year, Japan was the heaviest weighted country within the Fund and ended the year with a weighting of 26.4% of total net assets compared to the Index weighting of 22.6%. After being the best performing Index country during 2005, Japanese stocks were relatively weak in 2006. While earnings for Japanese exporters remained steady, the domestic economy showed little improvement from 2005. Japan had the worst country performance during the year and was the only developed market within the Index not to post a double-digit gain, ending 2006 with a gain of only 6.3%. From a stock selection standpoint, three of the Fund’s ten largest holdings were Japanese stocks and two were among the largest detractors to the Fund’s performance during the year. The Fund’s overall largest holding, Sumitomo Mitsui Financial Group Inc. (2.53% of total net assets), lost -3.1%, while Softbank Corporation (1.68% of total net assets), the Fund’s eighth largest holding, lost -53.9% in 2006. Orix Corporation (1.55% of total net assets), another Japanese stock, was the Fund’s ninth largest holding and posted a gain of over 13% for the reporting period.

For the year 2006, European stocks within the Index posted gains of over 34%. Some European markets reached all-time highs as corporate earnings translated into positive market performance. At a country level, Spain was the strongest performing market within the Index and posted a gain in excess of 50% for the year. However, Spain’s impact to performance of both the Index and the Fund was limited due to its relatively small weighting of 4.1% and 3.8%, respectively. Against a backdrop of economic

*	The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

expansion and a healthy housing market, the U.K. posted gains of over 30% for 2006. However, the Fund was significantly underweight compared to the Index in U.K. stocks (16.4% of total net assets versus 23.7% Index weighting), which was detrimental to the performance of the Fund. From a stock selection standpoint, three of the Fund’s ten largest holdings were U.K. stocks and were among the largest contributors to the Fund’s performance during the year. The Fund’s second largest holding, Royal Bank of Scotland Group (2.12% of total net assets) posted a gain of 35%, while Vodafone Group (1.89% of total net assets), the Fund’s fourth largest holding, gained over 12% in 2006. The Fund’s sixth largest holding, Royal Dutch Shell (1.76% of total net assets), gained over 14%.

Other European countries represented within the Index and the Fund that had gains for the one-year reporting period included:

Country	% of Total Net Assets of the Fund	Index Weighting	2006 Index Gain
France	11.6%	10.1%	35.4%
Switzerland	8.5%	6.9%	28.2%
Germany	5.2%	7.4%	36.8%
Netherlands	4.7%	3.4%	32.4%

The Fund’s overweight positions in France, Switzerland, and the Netherlands helped returns while the underweight position in Germany detracted from results. Two French companies were among the top ten holdings of the Fund during the year. The Fund’s tenth largest holding, Bouygues (1.47% of total net assets) gained over 31% for the year while Sanofi-Aventis (2.04% of total net assets), the Fund’s third largest holding, gained over 5%.

From an industry sector perspective, stock selection and an overweight position in Information Technology (7.0% of total net assets versus 5.7% Index weighting) was the biggest detractor to the Fund’s results relative to the Index during 2006. Most of the Fund’s technology holdings that provided large negative returns were located in Japan and included such names as previously mentioned Softbank Corporation (reclassified to Telecommunication Services at the end of the year), Nitto Denko (0.44% of total net assets) which lost approximately -35%, and Yahoo! Japan (0.43% of total net assets) which lost over -47%.

Stock selection within the Fund’s heaviest weighted sector, Financials (28.0% of total net assets versus 30.0% Index weighting), also detracted from results during the year. Sumitomo Mitsui Financial Group Inc. (previously mentioned above) and Mizuho Financial Group (0.86% of total net assets), which lost over -9%, were among the top detractors within the sector and the Fund. The Fund’s underweight position in Utilities (2.2% of total net assets versus 5.5% Index weighting) was another detractor since Utilities was the best performing sector in both the Fund and the Index for 2006.

The Fund’s returns were positively impacted by stock selection in the Consumer Discretionary sector and from being overweight relative to the Index in Telecommunication Services (8.2% of total net assets versus 5.5% Index weighting) and underweight in Energy (6.3% of total net assets versus 7.2% Index weighting). Within the Consumer Discretionary sector (11.0% of total net assets versus 11.9% Index weighting), Volkswagen (0.73% of total net assets) was among the Fund’s largest contributors, with over a 115% gain for 2006.

Financial highlights for this Fund can be found on page 106.

State Farm Variable Product Trust Large Cap Equity Index Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Large Cap Equity Index Fund (the “Fund”) seeks to approximate as close as possible, before fees and expenses, the capitalization-weighted total rate of return of the Standard & Poor’s 500 Stock Index1 (the “Index”). The Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The weightings of stocks in the Index are based on each stock’s relative total float-adjusted market capitalization (stock price multiplied by the number of investable shares outstanding). The percentage of the Fund’s assets invested in a given stock is approximately the same as the percentage such stock represents in the Index.

Barclays Global Fund Advisors sub-advises the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors including: the Federal Reserve’s decision to leave the Fed Funds Rate unchanged after a series of increases, continued volatility in energy prices, and a slow down in the housing market.

Before August 2006, the Federal Funds Rate had been raised 17 consecutive times in quarter-point increments starting in June 2004. At the August 2006 Federal Open Market Committee (FOMC) meeting (and subsequent meetings since), the Fed elected to keep the Fed Funds Rate unchanged citing signs of moderating economic growth and a slowing housing market throughout the year as factors in their decision. As of December 31, 2006, the Fed Funds Rate was 5.25%, up from 4.25% as of December 31, 2005 and up from 1% as of June of 2004. As always, it is unknown what future actions the Fed may take regarding the Fed Funds Rate.

Fluctuating oil prices continued to be a factor throughout the year. Oil prices began the period at over $61/barrel and touched highs of over $77/barrel in July before slipping to below $62/barrel by the end of December.

Despite these factors, the 12-month gain for the Index was 15.80% for the period ended December 31, 2006. Corporate earnings per share continued to grow while price/earnings valuations for the S&P 500 Index companies remained stable.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by sector and based on total net assets as of December 31, 2006. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 12 months ended December 31, 2006, the Large Cap Equity Index Fund returned 15.49% and the Index returned 15.80%. Broadening the timeframe to the 3-year period ended December 31, 2006, the Large Cap Equity Index Fund had a total return of 10.08% versus the S&P 500 Index return of 10.44%. The line graph and table below provide additional perspective on the Fund’s long term results.

[1]

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm Life Insurance Company, State Farm Life and Accident Assurance Company and the State Farm Variable Product Trust. Neither the Large Cap Equity Index Fund, nor the Stock and Balanced Fund is sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability on investing in the Large Cap Equity Index Fund or the Stock and Bond Balanced Fund.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp and the State Farm Variable Universal Life Insurance Policy at http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2006, before fees and expenses that are not found within the Index.

The Index posted a gain of 2.71% for the first six months of 2006 but finished the year with a gain of 15.80%. In the end, all ten of the industry sectors within the Index finished in positive territory, with eight sectors posting double-digit percentage gains. Telecommunications (3.5% Index weighting) and Energy (10.0% Index weighting) led all sectors with gains of over 32% and 22%, respectively. Meanwhile, six sectors; Financials (22.3% Index weighting), Industrials (10.8% Index weighting), Consumer Discretionary (10.6% Index weighting), Consumer Staples (9.3% Index weighting), Utilities (3.4% Index weighting), and Materials (3.0% Index weighting) had positive gains ranging from 11.0 to 17.2%. Information Technology (15.1% Index weighting) and Health Care (12.0% Index weighting) were the two weakest sectors in the Index, but still posted gains of over 7% and 5%, respectively.

The Fund’s ten largest holdings as of December 31, 2006 all produced gains during the reporting period, with seven experiencing double-digit percentage price increases. The Fund’s largest holding, Exxon Mobil Corp. (3.49% of net assets), was also the biggest contributor to the Fund’s return during the reporting period, gaining over 36%. Number-five holding, Bank of America (1.87% of net assets), had a gain of over 15%. Altria Group (1.40% of net assets), Citigroup, Inc. (2.14% of net assets), and Microsoft Corp. (2.01% of net assets), each advanced over 14% during the reporting period. Pharmaceutical giant Pfizer Inc. (1.46% of total net assets) weighed on the Index and the Fund late in the year but still ended the reporting period with a gain in excess of 11%. Number six and seven-holdings, Proctor & Gamble Co. (1.58% of net assets) and Johnson & Johnson (1.50% of net assets) also posted gains of over 11% and 9%, respectively. Rounding out the top ten, number two and number nine-holdings, General Electric Co. (2.99% of net assets) and insurer American International Group, Inc. (1.45% of net assets) delivered gains of over 6% and 5%, respectively.

Financial highlights for this Fund can be found on page 107.

*	The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Large Cap Equity Index Fund a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Variable Product Trust Small Cap Equity Index Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Small Cap Equity Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Russell 2000® Index1 (the “Index”). The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000® Index. The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

Barclays Global Fund Advisors sub-advises the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

All major U.S. equity market indexes advanced during the year and small capitalization stocks, as represented by the Index, finished the reporting period with a gain of 18.37%. In comparison, large capitalization stocks, as represented by the Russell 1000® Index, returned 15.46% for the year. This marks seven out of the past eight years that small capitalization stocks have outperformed large capitalization stocks.

The market environment was influenced by numerous factors including: the Federal Reserve’s decision to leave the Fed Funds Rate unchanged after a series of increases, continued volatility in energy prices, and a slow down in the housing market.

Before August 2006, the Federal Funds Rate had been raised 17 consecutive times in quarter-point increments starting in June 2004. At the August 2006 Federal Open Market Committee (FOMC) meeting (and subsequent meetings since), the Fed elected to keep the Fed Funds Rate unchanged citing signs of moderating economic growth and a slowing housing market throughout the year as factors in their decision. As of December 31, 2006, the Fed Funds Rate was 5.25%, up from 4.25% as of December 31, 2005 and 1% as of June of 2004. As always, it is unknown what future actions the Fed may take regarding the Fed Funds Rate.

Fluctuating oil prices continued to be a factor throughout the year. Oil prices began the period at over $61/barrel and touched highs of over $77/barrel in July before slipping to below $62/barrel by the end of December.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by sector and based on total net assets as of December 31, 2006. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 12 months ended December 31, 2006, the Small Cap Equity Index Fund returned 17.75% and the Index returned 18.37%. Broadening the timeframe to the 3-year period ended December 31, 2006, the Small Cap Equity Index Fund had a total return of 13.11% versus the Russell 2000® Index return of 13.56%. The line graph and table below provide additional perspective on the Fund’s long term results.

[1]

The Russell 2000® Index is a trademark/service mark, and Russell™ is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with the Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Equity Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp and the State Farm Variable Universal Life Insurance Policy at http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2006, before fees and expenses that are not found within the Index.

As of the end of 2006, all ten industry sectors within the Index ended in positive territory, with nine sectors posting double-digit percentage gains. Even the weakest sector within the Index, Health Care (11.8% Index weighting), posted a gain of 8.7% for the year.

Within the Index, Materials (4.7% Index weighting) and Telecommunication Services (1.5% Index weighting) led all sectors for the year with gains of over 41% and 40%, respectively. Within the Materials sector, Chaparral Steel Company (0.14% of total net assets), OM Group Inc. (0.09% of total net assets), NewMarket Corp. (0.08% of total net assets), and Innospec Inc. (0.04% of total net assets) were among the Fund’s best performers during the year with gains of over 193%, 141%, 144%, and 188%, respectively. However, Bowater Inc. (0.09% of total net assets) and Olin Corp. (0.08% of total net assets) were relatively weak in the sector losing over -24% and -12%, respectively. Within the Telecommunication Services sector, Time Warner Telecom Inc. (0.19% of total net assets) was the Fund’s seventh largest holding and gained over 102% during the year. However, FiberTower Corp. (0.05% of total net assets) and USA Mobility Inc. (0.04% of total net assets) were relatively weak in the sector losing nearly -46% and -2%, respectively.

All of the Fund’s ten largest holdings as of December 31, 2006 delivered gains for the reporting period, with three of these largest holdings (including Time Warner Telecom Inc. mentioned above) posting gains in excess of 100%. The Fund’s largest holding, Veritas DGC Inc. (0.22% of total net assets), a leading provider of integrated geophysical information and services to the petroleum industry, gained over 141% during the year.

The Fund’s third largest holding, Polycom, Inc. (0.20% of total net assets) gained over 102%. The Fund’s fifth largest holding, closeout retailer Big Lots Inc. (0.19% of total net assets), gained in excess of 90%.

As mentioned previously, Health Care was the weakest sector within the Index during the year. Within the sector, pharmaceutical company, Neurocrine Biosciences Inc., was among the largest detractors to performance of the Fund in 2006 despite its small weighting of 0.03% of total net assets. The stock fell over -83% during the year. Also weak within the sector were Onyx

*	The Russell 2000® Index tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Pharmaceuticals (0.03% of total net assets) and CV Therapeutics Inc. (0.05% of total net assets) which were down over -63% and -43% respectively for the year. However, ICOS Corp. (0.16% of total net assets) and the Fund’s tenth largest holding, Hologic Inc. (0.18% of total net assets), helped to offset these losses by posting gains of over 22% and 24%, respectively.

The annual reconstitution of holdings within the Russell indices occurred on June 30, 2006. For the Index, the one-time 2006 reconstitution resulted in 228 companies being added to the Index while 179 companies were removed from the Index. This resulted in a 17.3% turnover, slightly below the 17.8% turnover in 2005.

Financial highlights for this Fund can be found on page 108.

State Farm Variable Product Trust International Equity Index Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The International Equity Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morgan Stanley Capital International EAFE® Free Index1 (the “Index”). The Index is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries, Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund invests primarily in a representative sample of the stocks found in the Index. Barclays Global Fund Advisors sub-advises the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

International equity markets, as represented by the Index, delivered gains of 26.34% for the reporting period, outperforming U.S. equity markets. Stronger economic growth abroad, coupled with a depreciating dollar, helped to push the overseas markets ahead of the U.S. markets. All performance information included in this discussion is quoted in U.S. dollars.

Oil prices, interest rates, and the U.S. dollar continued to generate headlines during the year. Although oil prices continued to escalate for the first six months of the year from over $61/barrel in January to highs of over $77/barrel by July, prices sank in the final six months of the year to end 2006 below $62/barrel. Lower energy prices in the second half of the year helped to ease inflationary pressure both domestically and abroad.

Before August 2006, the Federal Funds Rate had been raised 17 consecutive times in quarter-point increments starting in June 2004. At the August 2006 Federal Open Market Committee (FOMC) meeting (and subsequent meetings since), the Fed elected to keep the Fed Funds Rate unchanged citing signs of moderating economic growth and a slowing housing market throughout the year as factors in their decision. As of December 31, 2006, the Fed Funds Rate was 5.25%, up from 4.25% as of December 31, 2005 and 1% as of June of 2004. In Europe and Japan, short-term interest rates were increased during the year to help curb inflation in their expanding economies. The European Central Bank raised their benchmark interest rate five times in 0.25% increments from 2.25% in January 2006 to 3.50% by the end of December 2006. Similarly, the Bank of England raised short-term rates twice in 0.25% increments from 4.50% in January 2006 to 5.00% by the end of December 2006. After seven years of a zero-interest rate policy, the Bank of Japan opted to institute a 0.25% rate in July 2006.

During 2006, the value of the U.S. dollar compared to most foreign currencies declined, falling 11.79% against the Euro and 14.00% against the British Pound. However, the Japanese Yen posted the worst 2006 performance among developed market currencies and declined -0.94% against the U.S. dollar. A depreciating U.S. dollar relative to most foreign currencies enhanced the returns that U.S. investors were able to generate in international securities during 2006.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Based on total net assets as of December 31, 2006. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 12 other countries, each of which represents less than 3% of net assets.

[1]

The EAFE® Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Variable Product Trust (the “Trust”). The International Equity Index Fund (the “Fund”), based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold, or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of Fund shares. The Trust’s Prospectus contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

How did the Fund perform during the reporting period?

For the 12 months ended December 31, 2006, the International Equity Index Fund returned 25.43% and the MSCI EAFE Free Index returned 26.34%. Broadening the timeframe to the 3-year period ended December 31, 2006, the International Equity Index Fund had a total return of 19.27% versus the MSCI EAFE Free Index return of 19.93%. The line graph and table below provide additional perspective on the Fund’s long term results.

                                    [CHART]

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp and the State Farm Variable Universal Life Insurance Policy at http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2006, before fees and expenses that are not found within the Index.

For the year 2006, European stocks within the Index posted gains of over 34%. At a country level, Spain was the strongest performing market with a gain in excess of 50% for the year. However, with only a weighting of 4.1% of the Index, Spain’s impact to performance of the Index was limited. Against a backdrop of economic expansion and a healthy housing market, the United Kingdom (U.K.) posted gains of over 30% for 2006. The U.K. represented the largest country weighting in the Index at 23.7% as of the end of the year. Other European countries within the Index that had gains for the one-year reporting period included:

Country	Index Weighting	2006 Gain
France	10.1%	35.4%
Germany	7.4%	36.8%
Switzerland	6.9%	28.2%
Italy	3.9%	34.1%
Netherlands	3.4%	32.4%
Sweden	2.6%	44.6%

The Index’s Pacific region was relatively weak compared to European stocks. However, the region still posted a gain of over 12% for the year. Within the Pacific region, Japan was the second heaviest weighted country within the Index at 22.6%. After being

*	The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Equity Index Fund, a theoretical investment in the index does not reflect any expenses. It is not possible to invest directly in an index.

the best performing Index country during 2005, Japanese stocks were relatively weak in 2006 and had the worst country performance during the year, posting a gain of only 6.3%. Ironically, Toyota Motors (1.51% of total net assets), Japan’s largest stock based upon market capitalization and the Fund’s third largest holding, was among the largest contributors to returns of both the Index and the Fund for the year with a gain of over 28%. However, other Japanese companies did not fare well for the year ended 2006, including: Softbank (0.11% of total net assets) losing -53.9%, Mizuho Financial Group Inc. (0.53% of total net assets) losing -9.7%, and Sumitomo Mitsui Financial Group Inc. (0.49% of total net assets) losing -3.1%.

As of the end of 2006, all ten industry sectors within the Index ended in positive territory and posted double-digit percentage gains. Utilities (5.2% Index weighting) and Materials (8.3% Index weighting) led all sectors with gains of 50% and 32%, respectively. International Power (0.09% of total net assets), a U.K. company, led the Utility sector posting a gain of over 81%. Spain’s Endesa (0.27% of total net assets) followed with a gain of over 80%. Information Technology (5.8% Index weighting) was the weakest sector, but still posted a gain of 12% for the year.

The Financial sector, which is the largest sector by weighting in the Index, representing 29.48% at year end, rose over 29% and was a major contributor to the 2006 performance of the Index and the Fund. In this sector, the Fund’s eleventh largest holding, Royal Bank of Scotland (0.97% of total net assets) posted gains of over 29% for the year.

Gains for the remaining top ten holdings within the Fund for 2006 included:

Holding	% of Total Net Assets	2006 Gain
BP PLC	1.73%	4.5%
HSBC Holdings	1.63%	13.8%
Total SA	1.24%	15.2%
GlaxoSmithKline	1.19%	4.3%
Vodafone Group PLC	1.13%	12.5%
Nestle SA	1.12%	19.0%
Novartis	1.04%	9.8%
Royal Dutch Shell	1.02%	14.9%
Roche Holding AG	0.98%	19.6%

Financial highlights for this Fund can be found on page 109.

State Farm Variable Product Trust Stock and Bond Balanced Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Stock and Bond Balanced Fund (the “Fund”) is managed with a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income.

The Fund invests all of its assets in the Variable Product Trust Large Cap Equity Index Fund (the “Large Cap Equity Index Fund”) and the Variable Product Trust Bond Fund (the “Bond Fund”). We strive to maintain an investment mix of approximately 60% of assets in the Large Cap Equity Index Fund and 40% of assets in the Bond Fund. The Stock and Bond Balanced Fund never invests more than 75% of its net assets in either underlying fund. Although the Fund is not an asset allocation or market timing portfolio, we do, from time to time, adjust the amount of its assets invested in each underlying Fund as economic, market, and financial conditions warrant.

Describe the relevant market environment as it related to the Fund for the reporting period.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each underlying Fund’s managers. You may wish to refer to the Management’s Discussion of Fund Performance for the Large Cap Equity Index Fund and the Bond Fund in addition to the commentary provided here.

The market environment was influenced by numerous factors including: the Federal Reserve’s decision to leave the Fed Funds Rate unchanged after a series of increases, continued volatility in energy prices, and a slow down in the housing market.

Fluctuating oil prices continued to be a factor throughout the year. Oil prices began the period at over $61/barrel and touched highs of over $77/barrel in July before slipping to below $62/barrel by the end of December. Despite these factors, the 12-month gain for the S&P 500 Index was 15.80% for the period ended December 31, 2006. Corporate earnings per share continued to grow while price/earnings valuations for S&P 500 Index companies remained stable.

Before August 2006, the Federal Funds Rate had been raised 17 consecutive times in quarter-point increments starting in June 2004. At the August 2006 Federal Open Market Committee (FOMC) meeting (and subsequent meetings since), the Fed elected to keep the Fed Funds Rate unchanged citing signs of moderating economic growth and a slow down in the housing market throughout the year as factors in their decision. As of December 31, 2006, the Fed Funds Rate was 5.25%, up from 4.25% as of December 31, 2005 and up from 1% as of June of 2004. As always, it is unknown what future actions the Fed may take regarding the Fed Funds Rate.

As the Fed continued to raise the Fed Funds Rate from December 31, 2005 to June 30, 2006, bond prices declined and yields rose across all maturities. However, with the Fed’s decision to leave the Fed Funds Rate unchanged since August of 2006, yields on intermediate and long-term U.S. Treasuries moved lower. At the end of December 2005 the yield on the 10-year U.S. Treasury bond stood at 4.39%. By June of 2006, the yield increased to 5.25% before ending 2006 at 4.71%, a decline of 0.54% from the high. Long-term interest rates performed similarly during the period. At the end of December 2005, the yield on the 30-year U.S. Treasury bond was 4.55%. By May, the yield increased to 5.30% before ending 2006 at 4.81%, a decline of 0.49% from the high. Short-maturity bonds outperformed long maturity bonds over the 1-year reporting period.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Based on total net assets as of December 31, 2006. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2006, the Stock and Bond Balanced Fund had a total return of 11.03% after expenses. Because of the nature of the Fund (it invests solely in shares of two underlying Funds), a blended benchmark is used for comparison purposes. The blended benchmark is a combination of 60% S&P 500 Index and 40% Lehman Brothers Government/Credit Intermediate Index (rebalanced on a monthly basis). The total return of the blended benchmark was 11.00% for the 1-year period ended December 31, 2006. Broadening the timeframe to the 3-year period ended December 31, 2006, the Stock and Bond Balanced Fund had a total return of 7.13% versus the blended benchmark of 7.43%. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp and the State Farm Variable Universal Life Insurance Policy at http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Equity portion of the Fund (approximately 60% throughout the period)

The Large Cap Equity Index Fund underperformed the benchmark S&P 500 Index after accounting for management fees and expenses for the 1-year period with a return of 15.49% vs. 15.80% for the S&P 500 Index. The S&P 500 Index posted a gain of 2.71% during the first six months of 2006. All ten of the industry sectors of the S&P 500 Index finished 2006 in positive territory, with eight sectors posting double-digit percentage gains. Telecommunications and Energy led all sectors with gains of over 32% and 22%, respectively. Meanwhile, six sectors; Financials, Industrials, Consumer Discretionary, Consumer Staples, Utilities, and Materials had positive gains ranging from 11.0 to 17.2%. Information Technology (15.1% Index Weighting) and Health Care (12.0% Index Weighting) were the two weakest sectors in the Index, but still posted gains of over 7% and 5%, respectively.

Within the Energy sector (9.54% of the Large Cap Equity Index Fund’s net assets), ExxonMobil (the Large Cap Equity Index Fund’s largest holding with 3.48% of net assets), was the biggest contributor to the Large Cap Equity Index Fund’s equity returns during the reporting period, gaining over 36%.

*	See footnotes for the Large Cap Equity Index Fund and the Bond Fund for descriptions of indices.

**	State Farm Investment Management Corp. computes the Blended Benchmark by using 60% S&P 500 Index and 40% Lehman Brothers Government/Credit Intermediate Index.

The S&P 500 Index, the Lehman Brothers Government/Credit Intermediate Index and the Blended Benchmark represent unmanaged groups or composites of groups, of stocks and bonds that differ from the composition of the Stock and Bond Balanced Fund. Unlike an investment in the Stock and Bond Balanced Fund, a theoretical investment in the indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Within the Health Care sector (11.58% of the Large Cap Equity Index Fund’s net assets), pharmaceutical giant Pfizer Inc. (1.46% of the Large Cap Equity Index Fund’s net assets) weighed on the S&P 500 Index and the Large Cap Equity Index Fund late in the year but still ended the reporting period with a gain in excess of 11%. Another top holding in this sector, Johnson & Johnson (1.50% of the Large Cap Equity Index Fund’s net assets), posted a gain of over 9% during the year.

Other top holdings within the Large Cap Equity Index Fund of note include Bank of America (1.87% of the Large Cap Equity Index Fund’s net assets), which gained over 15% for the year. Similarly, Altria Group (1.40% of the Large Cap Equity Index Fund’s net

assets), Citigroup, Inc. (2.14% of the Large Cap Equity Index Fund’s net assets), and Microsoft Corp. (2.01% of the Large Cap Equity Index Fund’s net assets) each advanced over 14% during the reporting period.

General Electric Co. (2.99% of the Large Cap Equity Index Fund’s net assets) and insurer American International Group, Inc. (1.45% of the Large Cap Equity Fund’s net assets) gained over 6% and 5%, respectively for the reporting period.

Fixed Income portion of the Fund (approximately 40% throughout the period)

There were two distinct market environments in 2006 that impacted the performance of the Bond Fund. As highlighted earlier, interest rates rose for the period of January through June 2006, which was detrimental to bond prices and the Bond Fund’s return. During that period the Bond Fund did however manage to generate a positive total return of 0.08% compared to a loss of -0.17% for the benchmark Lehman Brothers Government/Credit Intermediate Index. The slightly higher interest rate earned on corporate bonds, which continued to be the focus of the Bond Fund with 69.37% of net assets as of June 30, 2006, helped to offset the decline in bond prices and achieve the positive total return.

From July through December 2006, interest rates declined and bond prices rose with the best gains coming from long-maturity bonds. During this timeframe the Bond Fund matched the total return of the Lehman Brothers Government/Credit Intermediate Index – both gaining 4.26%.

The option-adjusted duration of the Bond Fund (which attempts to incorporate prepayment possibilities into the duration calculation) stood at approximately 3.41 years at the end of 2006, up from 3.30 years at the end of 2005. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The higher duration had a positive effect on performance as interest rates declined during the last half of the year.

An allocation of 4.26% of the Bond Fund’s net assets to bonds of below investment grade credit quality was another positive element that contributed to the Bond Fund’s relative performance during 2006. For the reporting period, low credit quality, below investment grade bonds outperformed high credit quality bonds. The Lehman Brothers Government/Credit Intermediate Index had no exposure to bonds below investment grade credit quality.

Financial highlights for this Fund can be found on page 110.

State Farm Variable Product Trust Bond Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Bond Fund (the “Fund”) is managed in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with low price volatility. In managing the Fund, we are generally buy-and-hold investors who focus on U.S. Government and investment grade corporate debt obligations. While the Fund invests in debt securities of varying maturities, it is structured with a maturity and interest rate risk (duration) profile that is consistent with its benchmark, the Lehman Brothers Government/Credit Intermediate Index (the “Index”).

Describe the relevant market environment as it related to the Fund for the reporting period.

For the first half of the reporting period, interest rates across the maturity spectrum rose while bond prices declined. The intermediate maturity 10-year U.S. Treasury Bond started the year with a yield of 4.39% before reaching a peak of 5.25% in June 2006. Similarly, the long-term 30-year U.S. Treasury Bond yield rose from 4.55% at the start of the year to a peak of 5.31% in May 2006. Through July 2006, the overnight Federal Funds Rate had been raised 17 consecutive times in quarter-point increments beginning at 1.00% in June 2004 to a rate of 5.25%. At the August 2006 Federal Open Market Committee (FOMC) meeting (and subsequent meetings since), the Fed elected to keep the Fed Funds Rate unchanged citing signs of moderating economic growth and a slow down in the housing market throughout the year as factors. Starting in July, intermediate and long-term interest rates began to decline and bond prices rose. By the end of December 2006, the 10-year U.S. Treasury Bond yield declined to 4.71% while the 30-year U.S. Treasury Bond yield declined to 4.81%.

Due primarily to changes in the Treasury market yield curve, short maturity bonds outperformed intermediate maturities which in turn outperformed long maturity bonds over the 1-year reporting period. From a credit standpoint, lower credit quality corporate bonds outperformed higher quality bonds over the reporting period.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Based on total net assets as of December 31, 2006. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2006, the Bond Fund had a total return of 4.34% compared to a return of 4.08% for the Lehman Brothers Government/Credit Intermediate Index. Broadening the timeframe to the 3-year period ended December 31, 2006, the Bond Fund had a total return of 2.58% versus 2.90% for the Lehman Brothers Government/Credit Intermediate Index. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp and the State Farm Variable Universal Life Insurance Policy at http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp.

Performance Analysis

What factors helped and hindered performance during the reporting period?

There were two distinct market environments in 2006 that impacted the performance of the Fund. As highlighted earlier, interest rates rose for the period of January through June 2006 which was detrimental to bond prices and the Fund’s return. During that period the Fund did however manage to generate a positive total return of 0.08% compared to a loss of -0.17% for the benchmark Index. The slightly higher interest rate earned on corporate bonds, which continued to be the focus of the Fund with 69.37% of net assets as of June 30, 2006 helped to offset the decline in bond prices and achieve the positive total return.

From July through December 2006, interest rates declined and bond prices rose with the best gains coming from long-maturity bonds. During this timeframe the Fund matched the total return of the Index – both gaining 4.26%.

The option-adjusted duration of the Fund (which attempts to incorporate prepayment possibilities into the duration calculation) stood at approximately 3.41 years at the end of 2006, up from 3.30 years at the end of 2005. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The higher duration had a positive effect on performance as interest rates declined the last half of the year.

An allocation of 4.26% of the Fund’s net assets to bonds of below investment grade credit quality was another positive element that contributed to the Fund’s relative performance during 2006. For the reporting period, low credit quality, below investment grade bonds outperformed high credit quality bonds. The Index had no exposure to bonds below investment grade credit quality.

Financial highlights for this Fund can be found on page 111.

*	The Lehman Brothers Government/Credit Intermediate Index is a market value-weighted index of government and investment-grade corporate fixed-rate public debt issues with maturities from 1 up to (but not including) 10 years. The Lehman Brothers Government/Credit Intermediate Index represents an unmanaged group of bonds that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, a theoretical investment in the index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Variable Product Trust Money Market Fund

Management’s Discussion

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Fund Composition*

(unaudited)

*	Based on total net assets as of December 31, 2006. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

Financial highlights for this Fund can be found on page 112.

The performance figures for the Funds on the preceding pages reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and fund-level expenses, but not contract-level charges. If contract-level charges were reflected, the performance quoted would be significantly lower than shown. The Policy Total Returns on pages 30 and 31 reflect contract-level charges for the State Farm Variable Deferred Annuity and State Farm Variable Universal Life Insurance policies.

Expense Example (unaudited)(1)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006 through December 31, 2006.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemptions fees, or exchange fees.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006		Annualized Expense Ratio Based on the Period July 1, 2006 to December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006[2]

Large Cap Equity Fund
Actual	$1,000.00	$1,113.81		0.70%	$3.73
Hypothetical (5% return before expenses)	1,000.00	1,021.68		0.70%	3.57
Small/Mid Cap Equity Fund
Actual	1,000.00	1,120.23		0.90%	4.81
Hypothetical (5% return before expenses)	1,000.00	1,020.67		0.90%	4.58
International Equity Fund
Actual	1,000.00	1,123.57	*	1.00%	5.35
Hypothetical (5% return before expenses)	1,000.00	1,020.16		1.00%	5.09
Large Cap Equity Index Fund
Actual	1,000.00	1,125.49		0.32%	1.71
Hypothetical (5% return before expenses)	1,000.00	1,023.59		0.32%	1.63
Small Cap Equity Index Fund
Actual	1,000.00	1,089.94		0.51%	2.69
Hypothetical (5% return before expenses)	1,000.00	1,022.63		0.51%	2.60
International Equity Index Fund
Actual	1,000.00	1,143.88	**	0.73%	3.94
Hypothetical (5% return before expenses)	1,000.00	1,021.53		0.73%	3.72

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Period July 1, 2006 to December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006[2]
Stock and Bond Balanced Fund[3]
Actual	$1,000.00	$1,092.99	0.43%	$2.27
Hypothetical (5% return before expenses)	1,000.00	1,023.04	0.43%	2.19
Bond Fund
Actual	1,000.00	1,042.51	0.59%	3.04
Hypothetical (5% return before expenses)	1,000.00	1,022.23	0.59%	3.01
Money Market Fund
Actual	1,000.00	1,024.46	0.50%	2.55
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50%	2.55

[1]

This expense example reflects only the underlying Fund fees. As an owner of an Interest in the Accounts, you do not directly own shares of the underlying Funds. Instead, you allocate premiums to a subaccount of the Accounts and the subaccount invests in a corresponding Fund of the State Farm Variable Product Trust. Your ownership Interest in the Accounts is also subject to contract level fees and expenses which are not included in this expense example.

[2]	Expenses are equal to the Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

[3]

Expenses for the Stock and Bond Balanced Fund equal 60% of the Large Cap Equity Index Fund expenses plus 40% of the Bond Fund expenses. The Stock and Bond Balanced Fund targets a 60%/40% investment ratio between the Large Cap Equity Index Fund and the Bond Fund. This ratio may vary slightly from 60%/40% throughout the year. Refer to the Stock and Bond Balanced Fund’s Schedule of Investments for the ratio as of December 31, 2006.

*	See Footnote (b) on page 106 in the Financial Highlights.

**	See Footnote (b) on page 109 in the Financial Highlights.

Board Approval of Investment Sub-Advisory Agreements

At a meeting of the Board of Trustees of State Farm Variable Product Trust (the “Trust”) held on September 15, 2006, all of the Trustees, including all of the Trustees who are not interested persons of the Trust as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”), voted unanimously to approve an Investment Sub-Advisory Agreement between Bridgeway Capital Management, Inc. (“Bridgeway”), the Trust and State Farm Investment Management Corp. (SFIMC), and voted unanimously to approve an Investment Sub-Advisory Agreement between Rainier Investment Management, Inc. (“Rainier” and together with Bridgeway, the “Sub-Advisers”), the Trust and SFIMC. Each sub-advisory agreement appoints the Sub-Adviser to manage a portion of the Trust’s Small/Mid Cap Equity Fund (the “Fund”), which SFIMC indicated to the Board would be maintained by SFIMC at approximately a 50-50 split. These two agreements together are referred to as the “New Sub-Advisory Agreements.”

Prior to the September 15, 2006 meeting, SFIMC had met with representatives of each Sub-Adviser, who provided SFIMC with extensive information regarding the Sub-Adviser and its plans on how it proposed to manage its portion of the Fund. Also prior to the Board’s meeting, legal counsel to the Independent Trustees had sent each Sub-Adviser a request for information to be provided to the Board in connection with the Board’s consideration of approving the New Sub-Advisory Agreements. Each Sub-Adviser provided materials to the Board that included responses to that request, other information the Sub-Adviser and SFIMC believed useful for the Board to evaluate the New Sub-Advisory Agreements and reports prepared by Lipper Inc., an independent fund tracking organization (the “Lipper Report”), relating to the Sub-Advisers’ performance in managing similar accounts and the Fund’s historical expenses. In addition, the Sub-Advisers provided SFIMC and the Board information regarding each Sub-Adviser’s historical performance in managing securities portfolios with investment objectives and strategies similar to the Fund’s investment objectives and strategies, which performance is referred to in this Annual Report as “Related Manager Performance.” Moreover, the Board received and reviewed a memorandum from the independent legal counsel to the Independent Trustees regarding their responsibilities, and met informally with SFIMC prior to the September 15th meeting to discuss all of the aforementioned information.

The Independent Trustees discussed all this information extensively at the September 15th Board meeting, with their independent legal counsel and with other Board members, after which the Board discussed various factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s approval of the Sub-Advisory Agreements are discussed separately below.

In considering whether to approve the New Sub-Advisory Agreements, the Trustees first considered the nature, extent and quality of the services proposed to be provided by Bridgeway and Rainier to the Fund. In that regard, the Board considered Bridgeway’s and Rainier’s general reputation, financial resources and business activities, as well as the education and experience of the investment personnel that would be responsible for the day-to-day management of the Fund. In evaluating Bridgeway’s and Rainier’s proposed services, SFIMC noted that Bridgeway had settled a dispute with the United States Securities and Exchange Commission related to Bridgeway’s miscalculation of its investment advisory fee for its proprietary mutual funds. The Board also considered that Bridgeway had determined to make shareholders impacted by this issue whole and had adopted appropriate and robust procedures to reasonably preclude similar conduct in the future. The Board concluded that Bridgeway’s and Rainier’s proposed investment teams had a satisfactory, long-term track record and could be capable of producing similar results for the Fund. The Board also considered the view of the Trust’s Chief Compliance Officer that Bridgeway’s and Rainier’s compliance policies and procedures were reasonably designed to prevent and detect violations of the federal securities laws.

In connection with considering the nature, extent and quality of the services proposed to be provided by Bridgeway and Rainier, the Board considered Bridgeway’s and Rainier’s Related Manager Performance. Bridgeway’s Related Manager Performance included the performance of the Bridgeway Small Cap Value Fund and the Bridgeway Ultra-Small Company Fund for the one- and three-year time periods, as well as performance year-to-date and annually since 2003. The Board compared Bridgeway’s Related Manager Performance to the performance of the Morningstar Small Value Category, Morningstar Small Growth Category and the Russell 2000 Index for the same time periods. After considering that information, the Board concluded that Bridgeway’s prior performance has been acceptable in this category, and that it appears that Bridgeway can produce similar results for the Fund.

Rainier’s Related Manager Performance included the performance of the Rainier Small/Mid Cap Equity Portfolio for the three-, five- and ten-year time periods, as well as its performance year-to-date and annually since 2003. The Board compared Rainier’s Related Manager Performance to the performance of the Morningstar Mid-Cap Growth Category, Morningstar Small Growth Category, the Russell 2500 Index and the Russell Midcap Index for the same time periods. After considering that information, the Board concluded that Rainier’s prior performance has been acceptable in this category, and that it appears that Rainier can produce similar results for the Fund.

After considering all of this information, the Board concluded that the nature, quality and extent of services proposed to be provided by Bridgeway and Rainier was acceptable.

The Board next considered the costs of the services proposed to be provided by Bridgeway and Rainier. The Board first noted that the overall costs to the Fund’s shareholders would not change because SFIMC was solely responsible for the payment of Bridgeway’s and Rainier’s sub-advisory fees. Nevertheless, the Board examined the proposed sub-advisory fee structure, including the proposed breakpoints as assets in the Fund increase in size. SFIMC indicated to the Board that the proposed sub-advisory fees were very competitive. After considering this information, the Board concluded that Bridgeway’s and Rainier’s proposed sub-advisory fees were reasonable and would be in the best interests of the Fund’s shareholders.

The Board next discussed whether Bridgeway or Rainier would derive any other direct or indirect benefits from serving as investment sub-advisers to the Fund. SFIMC indicated to the Board that it was not aware of any ancillary or other benefits (other than the sub-advisory fees) that Bridgeway or Rainier would receive for serving as investment sub-adviser, particularly because Bridgeway and Rainier did not have any affiliated broker/dealer with whom they might want to execute trades. The Board concluded that the lack of any ancillary or so-called “fallout” benefits would enable Bridgeway and Rainier to sub-advise the assets of the Fund in a manner that appeared to be free of conflicts of interest.

The Board then discussed the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect economies of scale for the benefit of the Fund. In that regard, the Board determined that, given the relatively small size of the Fund and the fact that SFIMC continues to reimburse the Fund for excess expenses, economies of scale was not a relevant factor for the Board’s current considerations to retain Bridgeway and Rainier. The Board also did not take into account the projected profits of Bridgeway and Rainier for acting as sub-adviser to the Fund because the proposed relationship had not yet commenced.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the New Sub-Advisory Agreements with Bridgeway and Rainier.

Board Approval of Amendment to Investment Advisory and Management Services Agreement, and Amendment to the Barclays Global Fund Advisors Investment Sub-Advisory Agreement

At a Board meeting held on December 15, 2006, all of the Trustees, including the Independent Trustees, considered a proposal by SFIMC to add five new funds to the Trust. SFIMC explained at that time that the proposed new funds will be known as LifePath Income Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund (collectively the “VP LifePath Funds”). SFIMC proposed that it would serve as the investment adviser to the VP LifePath Funds and Barclays Global Fund Advisors, Inc. (“BGFA”) would serve as investment sub-adviser to such funds. BGFA currently serves as the investment sub-adviser to the Trust’s Large Cap Equity Index Fund, Small Cap Equity Index Fund and International Equity Index Fund, and BGFA serves as investment adviser to five other mutual funds known as “master portfolios” with substantially similar investment objectives and strategies to those of the proposed VP LifePath Funds. Those other five funds managed by BGFA are referred to as “Master Portfolios.” SFIMC serves as investment adviser to five other mutual funds that invest exclusively in the Master Portfolios. These five other funds advised by SFIMC are funds within State Farm Mutual Fund Trust, a separate registered investment company, and are known as the “Mutual Fund Trust LifePath Funds.”

Under the proposal to add the VP LifePath Funds to the Trust, BGFA will invest the assets of each VP LifePath Fund in shares of exchange traded funds sponsored by BGFA. The proposal also called for each VP LifePath Fund to pay SFIMC an investment advisory and management services fee of 0.45% of each VP LifePath Fund’s average daily net assets on an annual basis, and for SFIMC to pay BGFA a sub-advisory fee equal to 0.10% of each VP LifePath Fund’s average daily net assets on an annual basis. SFIMC explained to the Board that the launch dated for the VP LifePath Funds is uncertain as a result of unresolved issues related to BGFA.

The proposal to add the VP LifePath Funds to the Trust required the Board to consider:

•	Amending the existing Investment Advisory and Management Services Agreement between SFIMC and the Trust (the “Investment Advisory Agreement”) and
•	Amending the existing Investment Sub-Advisory Agreement between BGFA, SFIMC and the Trust (the “BGFA Sub-Advisory Agreement”).

Prior to the December 15, 2006 meeting, SFIMC provided materials to the Board that the Manager believed would be useful to the Board in evaluating whether to approve amending the Investment Advisory Agreement and the BGFA Sub-Advisory Agreement, including a report prepared by Lipper, Inc., an independent fund tracking organization, relating to performance of various other peer asset allocation funds, Lipper’s Mixed-Asset Target Fund indices, and BGFA’s performance in managing similar accounts such as the Master Portfolios, over various time periods (the “Lipper Report”). The Lipper Report also compared the projected costs and expenses of the proposed VP LifePath Funds with the peer funds. In addition, the Board received and reviewed a memorandum from the independent legal counsel to the Independent Trustees regarding their responsibilities in considering each agreement.

The Independent Trustees discussed all this information extensively at the December 15th Board meeting, with their independent legal counsel and with other Board members, after which the Board discussed various factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s approval of the amendments to the Investment Advisory Agreement and the BGFA Sub-Advisory Agreement are discussed separately below.

In considering whether to approve amendments to the Investment Advisory Agreement and the Barclays Sub-Advisory Agreement, the Board first considered the investment performance of BGFA in managing portfolios of securities with similar investment objectives and strategies, including BGFA’s performance in managing the Master Portfolios. After extensively reviewing all of this information, the Board concluded that BGFA should be able to achieve acceptable performance for the VP LifePath Funds.

The Board next considered the projected costs and expenses of the VP LifePath Funds. They also considered that the proposed advisory and sub-advisory fees are consistent with what currently is charged to the Mutual Fund Trust LifePath Funds, and that SFIMC would be reimbursing expenses in the proposed VP LifePath Funds until sufficient assets were attained to cover expenses. As a result, the Board concluded that the proposed expenses and fees were acceptable.

The Board next considered the quality of services proposed to be provided by SFIMC and BGFA. In that regard, the Board considered the general reputation, financial resources and business activities of each organization. The Board discussed the fact that it recently had considered BGFA’s compliance function. After considering all of this information, the Board concluded that both SFIMC and BGFA have more than sufficient resources and expertise to provide acceptable services to the proposed VP LifePath Funds.

The Board then discussed whether either SFIMC or BGFA would derive any other direct or indirect benefits from serving as investment adviser or investment sub-adviser to the proposed VP LifePath Funds, other than such firm’s receipt of investment advisory or sub-advisory fees. SFIMC noted that BGFA is the investment adviser to the exchange traded funds in which the proposed VP LifePath Funds will invest, so BGFA will earn additional investment advisory fees as a result of the VP LifePath Funds’ investing in the exchange traded funds. Other than those additional investment fees, SFIMC indicated to the Board that it was not aware of any ancillary or other benefits that either SFIMC or BGFA would receive for serving as investment adviser or sub-adviser to the proposed VP LifePath Funds. SFIMC also advised the Board that BGFA does not engage in soft dollar transactions. The Board concluded that the lack of any material, ancillary, or so-called “fallout” benefits would enable each entity to manage the assets of the VP LifePath Funds in a manner that appeared to be free of conflicts of interest.

The Board then discussed the extent to which economies of scale would be realized as the VP LifePath Funds grow and whether the fee levels reflect economies of scale for the benefit of the VP LifePath Funds. The Board determined that because the proposed VP LifePath Funds had not yet commenced operations, this factor was not a determinative factor.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the amendments to the Investment Advisory Agreement and the BGFA Sub-Advisory Agreement.

POLICY TOTAL RETURNS

State Farm Life Insurance Company

(Not Licensed in Massachusetts, New York, or Wisconsin)

Variable Deferred Annuity Performance and Returns

Standardized Returns for Period Ending 12/31/2006

		Average Annual Returns
Fund	Inception Date	1-Year	5-Year	Since Inception
Large Cap Equity Index Fund	1/22/1998	5.69%	3.96%	4.32%
Small Cap Equity Index Fund	1/29/1998	7.97%	8.97%	6.32%
International Equity Index Fund	1/22/1998	13.85%	12.50%	6.31%
Stock and Bond Balanced Fund	1/29/1998	2.42%	3.58%	3.80%
Bond Fund	1/22/1998	-2.71%	2.40%	3.63%
Large Cap Equity Fund	8/1/2005	6.61%	-	7.63%
Small/Mid Cap Equity Fund	8/1/2005	4.83%	-	1.52%
International Equity Fund	8/1/2005	8.01%	-	18.35%

Standardized returns reflect all contract-level and underlying fund fees and expenses (including the daily Mortality and Expense Risk Charge at a current annual rate of 1.15% of net assets, the investment advisory fees and other expenses incurred by the funds), including the $30 annual administrative fee (waived if total premiums of at least $50,000 have been paid) and surrender charges (7% in year 1, declining by 1% each following year until it reaches 0% in year 8). The fees and expenses are based on an assumed average account size of $13,200 as of 12/31/2006. The since inception standardized return period begins on the Inception Date (as noted).

Variable Universal Life Performance and Returns

Standardized Returns for Period Ending 12/31/2006

		Average Annual Returns
Fund	Inception Date	1-Year	5-Year	Since Inception
Large Cap Equity Index Fund	1/22/1998	4.98%	1.82%	2.56%
Small Cap Equity Index Fund	1/29/1998	7.37%	6.96%	4.43%
International Equity Index Fund	1/22/1998	13.22%	10.49%	4.37%
Stock and Bond Balanced Fund	1/29/1998	1.74%	1.57%	2.00%
Bond Fund	1/22/1998	-3.36%	0.52%	1.88%
Large Cap Equity Fund	8/1/2005	5.91%	-	6.73%
Small/Mid Cap Equity Fund	8/1/2005	4.28%	-	0.63%
International Equity Fund	8/1/2005	7.26%	-	17.48%

The State Farm Variable Universal Life policy total returns reflect all contract-level and underlying fund fees and expenses (including the 5% Premium Charge, the daily Mortality and Expense Risk Charge at a current annual rate of 0.8% of net assets, the current monthly expense charge of $8, and the investment advisory fees and other expenses incurred by the funds), except for surrender charges and the cost of insurance. If the surrender charges (if applicable) or the cost of insurance were reflected, the performance quoted would be significantly lower than shown. We encourage you to obtain from your State Farm registered representative agent a personalized illustration that will reflect all applicable fees and charges, including the cost of insurance. For policies purchased prior to July 1, 2004, the monthly expense charge is $6. The monthly expense charge reflected above is $8, which is the monthly expense charge for policies purchased on or after July 1, 2004. The fees and expenses reflected in this calculation are based on an assumed average account size of $5,400 as of 12/31/2006. The total returns since inception period begins on the Inception Date (as noted).

The returns on this page apply only to the State Farm Life Insurance Company products. This performance data represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end at the following pages on statefarm.com®: http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp and http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp

POLICY TOTAL RETURNS

State Farm Life and Accident Assurance Company

(Licensed in New York and Wisconsin)

Variable Deferred Annuity Performance and Returns

Standardized Returns for Period Ending 12/31/2006

		Average Annual Returns
Fund	Inception Date	1-Year	5-Year	Since Inception
Large Cap Equity Index Fund	8/3/1998	5.67%	3.94%	2.75%
Small Cap Equity Index Fund	8/3/1998	7.94%	8.95%	7.33%
International Equity Index Fund	8/3/1998	13.82%	12.48%	5.14%
Stock and Bond Balanced Fund	8/3/1998	2.39%	3.56%	3.43%
Bond Fund	8/3/1998	-2.73%	2.38%	3.62%
Large Cap Equity Fund	8/1/2005	6.58%	-	7.61%
Small/Mid Cap Equity Fund	8/1/2005	4.80%	-	1.50%
International Equity Fund	8/1/2005	7.98%	-	18.33%

Standardized returns reflect all contract-level and underlying fund fees and expenses (including the daily Mortality and Expense Risk Charge at a current annual rate of 1.15% of net assets, the investment advisory fees and other expenses incurred by the funds), including the $30 annual administrative fee (waived if total premiums of at least $50,000 have been paid) and surrender charges (7% in year 1, declining by 1% each following year until it reaches 0% in year 8). The fees and expenses are based on an assumed average account size of $12,400 as of 12/31/2006. The since inception standardized return period begins on the Inception Date (as noted).

Variable Universal Life Performance and Returns Standardized Returns for Period Ending 12/31/2006

		Average Annual Returns
Fund	Inception Date	1-Year	5-Year	Since Inception
Large Cap Equity Index Fund	12/2/1998	4.30%	1.04%	-0.62%
Small Cap Equity Index Fund	12/2/1998	6.70%	6.26%	5.82%
International Equity Index Fund	12/2/1998	12.52%	9.78%	2.82%
Stock and Bond Balanced Fund	12/2/1998	1.07%	0.85%	0.27%
Bond Fund	12/2/1998	-4.00%	-0.14%	0.80%
Large Cap Equity Fund	8/1/2005	5.23%	-	6.05%
Small/Mid Cap Equity Fund	8/1/2005	3.61%	-	-0.04%
International Equity Fund	8/1/2005	6.58%	-	16.81%

The State Farm Variable Universal Life policy total returns reflect all contract-level and underlying fund fees and expenses (including the 5% Premium Charge, the daily Mortality and Expense Risk Charge at a current annual rate of 0.8% of net assets, the current monthly expense charge of $8, and the investment advisory fees and other expenses incurred by the funds), except for surrender charges and the cost of insurance. If surrender charges (if applicable) and the cost of insurance were reflected, the performance quoted would be significantly lower than shown. We encourage you to obtain from your State Farm registered representative agent a personalized illustration that will reflect all applicable fees and charges, including the cost of insurance. For policies purchased prior to July 1, 2004, the monthly expense charge is $6. The monthly expense charge reflected above is $8, which is the monthly expense charge for policies purchased on or after July 1, 2004. The fees and expenses reflected in this calculation are based on an assumed average account size of $4,000 as of 12/31/2006. The total returns since inception period begins on the Inception Date (as noted).

The returns on this page apply only to the State Farm Life and Accident Assurance Company products. This performance data represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end at the following pages on statefarm.com®: http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp and http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2006

	Shares	Value
Common Stocks (94.74%)
Consumer Discretionary (6.98%)
Carnival Corp.	3,000	$147,150
Clear Channel Communications Inc.	22,200	788,988
Dollar Tree Stores Inc. (a)	3,600	108,360
General Motors Corp.	6,900	211,968
Hanesbrands Inc. (a)	6,212	146,727
Idearc Inc. (a)	650	18,623
Jarden Corp. (a)	13,800	480,102
Johnson Controls Inc.	3,500	300,720
Leggett & Platt Inc.	9,300	222,270
McDonald’s Corp.	2,900	128,557

		2,553,465

Consumer Staples (10.66%)
Altria Group Inc.	13,800	1,184,316
Avon Products Inc.	6,900	227,976
General Mills Inc.	4,000	230,400
Kraft Foods Inc. Class A	26,200	935,340
Sara Lee Corp.	49,700	846,391
Unilever NV New York Shares	17,400	474,150

		3,898,573

Energy (6.87%)
Chevron Corp.	3,900	286,767
Exxon Mobil Corp.	4,700	360,161
Royal Dutch Shell PLC ADR Class A	1,300	92,027
Royal Dutch Shell PLC ADR Class B	11,900	846,685
Transocean Inc. (a)	6,100	493,429
Weatherford International Ltd. (a)	10,400	434,616

		2,513,685

Financials (33.73%)
American International Group Inc.	8,400	601,944
AmeriCredit Corp. (a)	11,500	289,455
Berkshire Hathaway Inc. Class A (a)	2	219,980
Capital One Financial Corp.	5,900	453,238
Chubb Corp.	4,400	232,804
Compass Bancshares Inc.	1,100	65,615
Douglas Emmett Inc.	10,700	284,513
Fifth Third Bancorp	12,700	519,811
General Growth Properties Inc.	12,900	673,767
Goldman Sachs Group Inc.	900	179,415
Hartford Financial Services Group Inc.	3,700	345,247
Host Hotels & Resorts Inc.	10,000	245,500
Hudson City Bancorp Inc.	42,000	582,960
IndyMac Bancorp Inc.	11,000	496,760
JPMorgan Chase & Co.	24,200	1,168,860
Marsh & McLennan Companies Inc.	29,000	889,140
Merrill Lynch & Co. Inc.	4,300	400,330
RenaissanceRe Holdings Ltd.	6,100	366,000
SLM Corp.	18,400	897,368
St. Paul Travelers Co. Inc.	2,100	112,749
Wachovia Corp.	16,000	911,200

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Washington Mutual Inc.	27,800	$1,264,622
Wells Fargo & Co.	22,400	796,544
XL Capital Ltd. Class A	4,700	338,494

		12,336,316

Health Care (8.24%)
AstraZeneca PLC ADR	7,400	396,270
Eli Lilly & Co.	1,900	98,990
Merck & Co. Inc.	15,000	654,000
Pfizer Inc.	30,100	779,590
Sanofi-Aventis ADR	7,500	346,275
WellPoint Inc. (a)	9,400	739,686

		3,014,811

Industrials (8.54%)
3M Co.	4,300	335,099
American Standard Cos. Inc.	3,000	137,550
Emerson Electric Co.	5,200	229,164
General Electric Co.	35,700	1,328,397
Hubbell Inc. Class B	3,500	158,235
Illinois Tool Works Inc.	7,800	360,282
Siemens AG ADR	2,100	206,955
Tyco International Ltd.	7,000	212,800
Union Pacific Corp.	1,700	156,434

		3,124,916

Materials (4.80%)
Air Products & Chemicals Inc.	3,100	217,868
Alcoa Inc.	10,900	327,109
E.I. du Pont de Nemours and Co.	2,800	136,388
International Paper Co.	11,600	395,560
Lyondell Chemical Co.	7,900	202,003
Methanex Corp.	5,200	142,324
The Dow Chemical Co.	8,400	335,496

		1,756,748

Technology (7.19%)
Affiliated Computer Services Inc. Class A (a)	4,500	219,780
Fairchild Semiconductor International Inc. (a)	22,800	383,268
Flextronics International Ltd. (a)	43,000	493,640
Hewlett-Packard Co.	7,600	313,044
Intel Corp.	46,300	937,575
International Rectifier Corp. (a)	2,100	80,913
Jabil Circuit Inc.	8,200	201,310

		2,629,530

Telecommunication Services (4.51%)
AT&T Inc.	25,700	918,775
Sprint Nextel Corp.	20,700	391,023

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares or principal amount	Value
Common Stocks (Cont.)
Telecommunication Services (Cont.)
Verizon Communications Inc.	9,100	$338,884

		1,648,682

Utilities (3.22%)
CMS Energy Corp. (a)	19,900	332,330
Duke Energy Corp.	6,100	202,581
Equitable Resources Inc.	3,900	162,825
MDU Resources Group Inc.	3,900	99,996
NiSource Inc.	9,200	221,720
Pinnacle West Capital Corp.	3,100	156,984

		1,176,436

Total Common Stocks
(cost $30,918,528)		34,653,162

Corporate Bonds (1.04%)
Consumer Discretionary (1.04%)
Ford Motor Co. Convertible Corporate Bond
4.250%, 12/15/2036	$356,000	380,475

Total Corporate Bonds
(cost $358,214)		380,475

Short-term Investments (4.31%)
JPMorgan Prime Money Market Fund	1,073,888	1,073,888
JPMorgan Treasury Plus Money Market Fund	500,193	500,193

Total Short-term Investments
(cost $1,574,081)		1,574,081

TOTAL INVESTMENTS (100.09%)
(cost $32,850,823)		36,607,718
LIABILITIES, NET OF OTHER ASSETS	(-0.09%)	(31,162)

NET ASSETS (100.00%)		$36,576,556

(a)	Non-income producing security.

ADR - American Depository Receipts

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2006

	Shares	Value
Common Stocks (90.35%)
Consumer Discretionary (15.18%)
AnnTaylor Stores Corp. (a)	4,800	$157,632
Big Lots Inc. (a)	14,900	341,508
Books-A-Million Inc.	7,900	179,172
Brightpoint Inc. (a)	12,000	161,400
Carter’s Inc. (a)	4,900	124,950
CEC Entertainment Inc. (a)	4,200	169,050
Chindex International, Inc. (a)	8,700	164,082
Coach Inc. (a)	2,900	124,584
Dillard’s Inc. Class A	7,200	251,784
GameStop Corp. Class A (a)	3,050	168,085
Goodyear Tire & Rubber Co. (a)	9,800	205,702
Hilton Hotels Corp.	5,500	191,950
J.C. Penney Co. Inc.	1,000	77,360
Kohl’s Corp. (a)	2,200	150,546
Midwest Air Group Inc. (a)	20,000	230,000
Nutri/System Inc. (a)	1,200	76,068
OfficeMax Inc.	3,500	173,775
Panera Bread Co. (a)	2,950	164,935
PC Connection Inc. (a)	12,400	183,892
Penn National Gaming Inc. (a)	3,350	139,427
Skechers U.S.A. Inc. (a)	6,200	206,522
Sotheby’s	8,150	252,813
Spartan Motors Inc.	11,100	168,498
Tiffany & Co.	2,700	105,948
Urban Outfitters Inc. (a)	5,600	128,968
Vail Resorts Inc. (a)	3,300	147,906
Warnaco Group Inc. (a)	6,500	164,970

		4,611,527

Consumer Staples (6.11%)
Angeion Corp. (a)	11,900	145,537
Church & Dwight Co. Inc.	2,900	123,685
Corn Products International Inc.	4,600	158,884
CPI Corp.	4,000	185,960
CVS Corp.	3,650	112,821
Deluxe Corp.	6,700	168,840
Fomento Economico Mexicano S.A.B. de C.V. ADR	1,450	167,852
M & F Worldwide Corp. (a)	10,100	255,126
NBTY Inc. (a)	4,500	187,065
TreeHouse Foods Inc. (a)	5,200	162,240
Zoll Medical Corp. (a)	3,200	186,368

		1,854,378

Energy (4.73%)
Diamond Offshore Drilling Inc.	3,200	255,808
Dril-Quip Inc. (a)	2,850	111,606
National-Oilwell Varco Inc. (a)	2,950	180,481
Noble Corp.	5,000	380,750
Noble Energy Inc.	1,850	90,780
Swift Energy Co. (a)	3,200	143,392
TETRA Technologies Inc. (a)	1,500	38,370

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Tidewater Inc.	3,000	$145,080
Transocean Inc. (a)	1,100	88,979

		1,435,246

Financials (15.10%)
ACE Ltd.	1,650	99,941
Advanta Corp.	3,600	157,068
Affiliated Managers Group Inc. (a)	450	47,309
Alliance Data Systems Corp. (a)	3,300	206,151
Allied World Assurance Holdings Ltd.	3,000	130,890
American Physicians Capital Inc. (a)	4,200	168,168
Ameriprise Financial Inc.	1,750	95,375
Arch Capital Group Ltd. (a)	2,350	158,883
Assurant Inc.	3,250	179,562
Capital One Financial Corp.	1,150	88,343
Chubb Corp.	3,200	169,312
CNA Surety Corp. (a)	8,300	178,450
East West Bancorp Inc.	4,350	154,077
EMC Insurance Group Inc.	4,900	167,188
Franklin Resources Inc.	1,850	203,814
GATX Corp.	3,050	132,157
GFI Group Inc. (a)	2,550	158,763
Investment Technology Group Inc. (a)	3,350	143,648
Knight Capital Group Inc. (a)	9,400	180,198
Lazard Ltd. Class A	2,100	99,414
Mercer Insurance Group Inc.	8,200	165,312
Northern Trust Corp.	4,000	242,760
Odyssey Re Holdings Corp.	4,700	175,310
Redwood Trust Inc.	1,700	98,736
Safety Insurance Group Inc.	4,900	248,479
SEI Investments Co.	1,100	65,516
Sunstone Hotel Investors Inc.	6,950	185,773
Tower Group Inc.	5,000	155,350
Unitrin Inc.	3,400	170,374
W. R. Berkley Corp.	3,550	122,511
Zions Bancorporation	450	37,098

		4,585,930

Health Care (6.05%)
Barr Pharmaceuticals Inc. (a)	3,000	150,360
Caremark Rx Inc.	2,850	162,763
Cytyc Corp. (a)	6,500	183,950
Endo Pharmaceuticals Holdings Inc. (a)	5,000	137,900
Genzyme Corp. (a)	1,700	104,686
Gilead Sciences Inc. (a)	1,500	97,395
HealthExtras Inc. (a)	4,850	116,885
Immucor Inc. (a)	2,050	59,922
Intuitive Surgical Inc. (a)	1,100	105,490
Nektar Therapeutics (a)	4,200	63,882
Omnicare Inc.	2,950	113,959
Psychiatric Solutions Inc. (a)	4,100	153,832
QIAGEN NV (a)	4,900	74,137

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Shire PLC ADR	1,250	$77,200
United Therapeutics Corp. (a)	2,550	138,643
VCA Antech Inc. (a)	2,950	94,961

		1,835,965

Industrials (19.16%)
Acuity Brands Inc.	3,100	161,324
AEP Industries Inc. (a)	3,200	170,592
Ampco-Pittsburgh Corp.	4,800	160,704
Celadon Group Inc. (a)	9,000	150,750
Ceradyne Inc. (a)	4,900	276,850
Commercial Metals Co.	5,700	147,060
CSX Corp.	3,900	134,277
Foster Wheeler Ltd. (a)	3,100	170,934
General Cable Corp. (a)	950	41,525
Greif Inc.	1,700	201,280
Herman Miller Inc.	7,000	254,520
Joy Global Inc.	6,650	321,461
Lindsay Corp.	11,800	385,270
McDermott International Inc. (a)	11,300	574,718
Monster Worldwide Inc. (a)	1,250	58,300
MSC Industrial Direct Co. Inc.	2,650	103,747
Perini Corp. (a)	5,100	156,978
Precision Castparts Corp.	3,900	305,292
PW Eagle Inc.	4,900	169,050
Robbins & Myers Inc.	6,000	275,520
Rockwell Automation Inc.	1,600	97,728
Rogers Corp. (a)	2,400	141,960
SkyWest Inc.	2,700	68,877
Southwest Airlines Co.	7,900	121,028
Thomas & Betts Corp. (a)	3,700	174,936
Wabtec Corp.	3,000	91,140
Washington Group International Inc. (a)	1,500	89,685
Waste Industries USA Inc.	5,500	167,860
Watts Water Technologies Inc.	4,000	164,440
WESCO International Inc. (a)	3,700	217,597
World Fuel Services Corp.	5,950	264,537

		5,819,940

Materials & Processes (8.17%)
Airgas Inc.	850	34,442
Allegheny Technologies Inc.	1,300	117,884
Chaparral Steel Co.	6,400	283,328
Cleveland-Cliffs Inc.	3,500	169,540
Compass Minerals International Inc.	5,000	157,800
Hercules Inc. (a)	8,900	171,859
ICO, Inc. (a)	26,900	151,716
OM Group Inc. (a)	3,500	158,480
Pioneer Companies Inc. (a)	6,100	174,826
Reliance Steel & Aluminum Co.	4,400	173,272
Rock-Tenn Co. Class A	6,600	178,926

	Shares	Value
Common Stocks (Cont.)
Materials & Processes (Cont.)
RTI International Metals Inc. (a)	3,300	$258,126
Steel Dynamics Inc.	5,100	165,495
UAP Holding Corp.	6,900	173,742
United States Steel Corp.	800	58,512
Weyerhaeuser Co.	750	52,987

		2,480,935

Technology (9.81%)
Adobe Systems Inc. (a)	1,850	76,072
aQuantive Inc. (a)	4,750	117,135
ASML Holding NV NY Shares (a)	3,750	92,363
Autodesk Inc. (a)	4,050	163,863
Citrix Systems Inc. (a)	3,700	100,085
Cognizant Technology Solutions Corp. (a)	850	65,586
CommScope Inc. (a)	4,350	132,588
Comverse Technology Inc. (a)	4,450	93,939
Diodes Inc. (a)	2,900	102,892
F5 Networks Inc. (a)	1,000	74,210
Harris Corp.	1,550	71,083
IKON Office Solutions Inc.	10,200	166,974
Intersil Corp.	5,900	141,128
Marvell Technology Group Ltd. (a)	7,350	141,046
Microchip Technology Inc.	3,550	116,085
MICROS Systems Inc. (a)	2,050	108,035
Microsemi Corp. (a)	4,750	93,338
MKS Instruments Inc. (a)	8,000	180,640
Network Appliance Inc. (a)	3,450	135,516
Paychex Inc.	3,800	150,252
Riverbed Technology Inc. (a)	2,650	81,355
Trimble Navigation Ltd. (a)	2,750	139,507
TriQuint Semiconductor Inc. (a)	51,300	230,850
Ultra Clean Holdings, Inc. (a)	12,400	153,140
VeriFone Holdings Inc. (a)	1,500	53,100

		2,980,782

Telecommunications (3.70%)
Adaptec Inc. (a)	38,400	178,944
Anixter International Inc. (a)	2,800	152,040
Imergent Inc. (a)	11,200	320,768
LodgeNet Entertainment Corp. (a)	7,000	175,210
Mediacom Communications Corp Class A (a)	20,500	164,820
NII Holdings Inc. (a)	2,050	132,102

		1,123,884

Utilities (2.34%)
Constellation Energy Group	950	65,427
El Paso Electric Co. (a)	3,050	74,328
Nicor Inc.	3,300	154,440
PNM Resources Inc.	5,450	169,495
PPL Corp.	4,150	148,736

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Utilities (Cont.)
TXU Corp.	1,800	$97,578

		710,004

Total Common Stocks
(cost $27,462,173)		27,438,591

Short-term Investments (10.20%)
JPMorgan Prime Money Market Fund	1,095,835	1,095,835
JPMorgan Treasury Plus Money Market Fund	2,001,193	2,001,193

Total Short-term Investments
(cost $3,097,028)		3,097,028

TOTAL INVESTMENTS (100.55%)
(cost $30,559,201)		30,535,619
LIABILITIES, NET OF OTHER ASSETS (-0.55%)		(166,770)

NET ASSETS (100.00%)		$30,368,849

(a)	Non-income producing security.

ADR - American Depository Receipts

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2006

	Shares	Value
Common Stocks (95.27%) (a)
Australia (3.36%)
Amcor Ltd.	11,838	$67,660
Brambles Ltd. (b)	13,200	133,175
Foster’s Group Ltd.	14,400	78,526
Insurance Australia Group Ltd.	22,468	112,214
Macquarie Bank Ltd.	2,018	125,430
Promina Group Ltd.	8,343	45,469
Qantas Airways Ltd.	21,575	88,927
QBE Insurance Group Ltd.	3,974	90,166
Rinker Group Ltd.	15,113	213,967
Telstra Corp. Ltd.	26,046	85,114
Toll Holdings Ltd.	5,300	76,340
Woolworths Ltd.	10,029	188,911

		1,305,899

Austria (0.20%)
Erste Bank Der Oester Spark	1,000	76,567

Belgium (0.91%)
Fortis	4,300	182,997
SES Global FDR Class A	4,000	69,595
UCB SA	1,500	102,795

		355,387

Canada (6.72%)
Abitibi Consolidated Inc.	10,000	25,640
Alcan Inc.	8,200	399,259
Barrick Gold Corp.	9,800	300,860
CAMECO Corp.	8,400	339,991
Canadian Imperial Bank of Commerce	1,000	84,294
Canadian Natural Resources	6,400	341,088
EnCana Corp.	1,300	59,819
Finning International Inc.	2,000	81,962
Manulife Financial Corp.	1,600	53,990
Methanex Corp.	3,000	82,065
Potash Corp. of Saskatchewan Inc.	2,600	372,336
Rogers Communications Inc. Class B	2,800	83,317
Royal Bank of Canada	1,600	76,148
Suncor Energy Inc.	2,300	181,038
Telus Corp. Non Voting	1,400	62,464
The Toronto Dominion Bank	1,100	65,765

		2,610,036

Denmark (0.36%)
Novo Nordisk A/S	1,700	141,556

Finland (1.10%)
Neste Oil OYJ	2,600	78,788
Nokia OYJ	2,700	54,829
Stora Enso OYJ R Shares	4,300	67,801
UPM-Kymmene OYJ	8,900	224,230

		425,648

	Shares	Value
Common Stocks (Cont.)
France (11.58%)
Accor SA	1,600	$123,722
Air Liquide	550	130,318
AXA	2,100	84,654
BNP Paribas	3,220	350,300
Bouygues	8,915	570,797
Dassault Systemes SA	1,000	52,864
Essilor International	900	96,623
Groupe Danone	1,200	181,468
L’Oreal	1,700	169,936
Lafarge SA	1,700	252,698
Michelin Class B	1,100	105,076
PagesJaunes SA	1,779	35,355
Renault SA	1,600	191,584
Rhodia SA (b)	24,800	86,245
Safran SA	1,300	30,075
Sanofi-Aventis	8,600	792,929
Schneider Electric SA	3,000	332,016
Societe Generale Class A	945	159,866
Thales SA	3,100	154,284
Total SA	3,800	273,439
Veolia Environnement	2,650	202,100
Vivendi	3,200	124,814

		4,501,163

Germany (5.17%)
Allianz SE Reg.	1,200	243,909
Bayer AG	1,400	74,769
Bayerische Motoren Werke AG	1,100	63,050
Commerzbank AG	2,700	102,098
Continental AG	600	69,509
DaimlerChrysler AG	3,100	190,447
Depfa Bank PLC	4,500	80,351
Deutsche Bank AG	600	79,712
Deutsche Post AG	3,300	99,340
SAP AG	5,200	275,770
SAP AG Sponsored ADR	500	26,550
Siemens AG	4,300	422,004
Volkswagen AG	2,500	283,270

		2,010,779

Greece (0.12%)
Greek Org of Football Prognostics SA	1,200	46,341

Hong Kong (2.34%)
Bank of East Asia Ltd.	28,800	162,576
BOC Hong Kong Holdings Ltd.	30,500	82,608
Hang Lung Properties Ltd. (c)	16,000	40,139
Hang Lung Properties Ltd.	31,000	77,770
Hong Kong & China Gas Co. Ltd.	24,000	53,963
Li & Fung Ltd.	38,800	120,467
Sun Hung Kai Properties Ltd. (c)	2,000	22,908
Sun Hung Kai Properties Ltd.	6,000	68,725

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Hong Kong (Cont.)
Swire Pacific Ltd. Class A	26,000	$278,796

		907,952

Ireland (0.58%)
CRH PLC	5,400	224,610

Italy (0.60%)
Banca Intesa SpA	13,600	104,739
ENI SpA	2,200	73,997
SanPaolo IMI SpA	2,400	55,696

		234,432

Japan (26.41%)
Advantest Corp.	3,000	171,983
Aeon Co. Ltd.	7,800	168,701
Bank of Yokohama Ltd.	13,000	101,530
Bridgestone Corp.	3,400	75,875
Canon Inc.	3,300	185,791
Daiwa House Industry Co. Ltd.	2,000	34,660
Elpida Memory Inc. (b) (c)	300	16,476
Elpida Memory Inc. (b)	600	32,952
Fanuc Ltd.	2,900	284,611
Hankyu Hanshin Holdings Inc.	9,000	51,166
Hirose Electric Co. Ltd.	700	79,381
Hoya Corp.	2,400	93,544
Idemitsu Kosan Co. Ltd. (b)	700	70,468
INPEX Holdings Inc. (b)	8	65,718
Japan Tobacco Inc.	25	120,836
Kao Corp.	5,000	134,555
Keyence Corp.	320	78,988
Millea Holdings Inc.	5,200	184,175
Mitsubishi Corp.	12,900	242,375
Mitsubishi Estate Co. Ltd.	12,000	310,072
Mitsubishi Heavy Industries Ltd.	21,000	95,275
Mitsubishi UFJ Financial Group Inc.	19	235,710
Mitsui & Co. Ltd.	5,000	74,919
Mitsui OSK Lines Ltd.	8,000	79,013
Mizuho Financial Group Inc.	47	335,249
Murata Manufacturing Co. Ltd.	1,000	67,475
NGK Spark Plug Co. Ltd.	4,000	75,157
Nikon Corp.	4,000	87,680
Nintendo Co. Ltd.	1,100	284,777
Nippon Electric Glass Co. Ltd.	8,000	167,749
Nippon Telegraph & Telephone Corp.	15	73,972
Nissan Motor Co. Ltd.	27,800	335,454
Nitto Denko Corp.	3,400	169,844
Nomura Holdings Inc.	4,000	75,459
Orix Corp.	2,080	603,184
Rohm Co. Ltd.	800	79,588
Shimamura Co. Ltd.	900	103,117
Shin-Etsu Chemical Co. Ltd.	1,900	126,828
SMC Corp.	1,600	226,439

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Softbank Corp.	33,700	$652,892
Sony Corp.	1,700	72,803
Sumitomo Corp.	17,000	254,485
Sumitomo Mitsui Financial Group Inc.	96	982,899
Sumitomo Realty & Development Co. Ltd.	5,000	160,297
Suzuki Motor Corp.	14,000	394,623
T&D Holdings Inc.	1,050	69,320
Takeda Pharmaceutical Co. Ltd.	2,100	143,926
TDK Corp.	700	55,734
The Daimaru Inc.	6,000	81,389
Tokyo Electric Power Co.	4,200	135,687
Tokyo Electron Ltd.	3,200	251,704
Tokyo Gas Co. Ltd.	22,000	116,809
Tokyu Corp.	17,000	108,775
Toshiba Corp.	43,000	279,423
Trend Micro Inc.	4,000	117,337
Ushio Inc.	2,700	55,436
Yahoo! Japan Corp.	419	166,146
Yamada Denki Co. Ltd.	2,300	195,227
Yamato Holdings Co. Ltd.	11,000	168,824

		10,264,482

Netherlands (4.70%)
ABN AMRO Holdings NV	9,995	320,427
Aegon NV	10,993	208,612
Heineken NV	6,300	299,333
ING Groep NV	14,900	658,406
Koninklijke KPN NV	18,100	256,905
Koninklijke Numico NV (b)	1,506	80,873

		1,824,556

Norway (0.39%)
DNB NOR ASA	5,400	76,410
Telenor ASA	4,100	76,828

		153,238

Singapore (0.99%)
DBS Group Holdings Ltd.	5,000	73,405
Singapore Telecommunications	121,600	259,329
United Overseas Bank Ltd.	4,000	50,451

		383,185

Spain (3.84%)
Altadis SA	2,900	151,506
Banco Bilbao Vizcaya Argentaria SA	20,200	485,317
Banco Santander Central Hispano SA	20,000	372,423
Iberdrola SA	1,100	47,954
Inditex	1,881	101,185
Repsol YPF SA	7,200	248,078

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Spain (Cont.)
Telefonica SA	4,100	$87,046

		1,493,509

Sweden (0.95%)
ASSA Abloy AB Class B	3,800	82,446
Atlas Copco AB Class A	2,200	73,663
Ericsson LM Class B	31,000	124,656
TeliaSonera AB	11,000	90,030

		370,795

Switzerland (8.53%)
Adecco SA	1,001	68,225
Compagnie Financiere Richemont AG Class A	8,768	508,870
Credit Suisse Group	3,671	255,935
Holcim Ltd. (c)	379	34,661
Holcim Ltd.	4,170	381,357
Nestle SA	1,031	365,703
Novartis AG	12,104	695,329
Petroplus Holdings AG (b)	410	24,900
Roche Holding AG	1,307	233,840
Swiss Reinsurance	5,540	469,520
Swisscom AG	417	157,467
Synthes Inc. (b)	471	55,994
UBS AG	1,058	64,028

		3,315,829

United Kingdom (16.42%)
Anglo American PLC	800	38,934
ARM Holdings PLC	23,900	58,616
AstraZeneca PLC	9,700	519,497
BAE Systems PLC	46,600	387,416
BHP Billiton PLC	5,600	102,554
Cadbury Schweppes PLC	6,600	70,492
Carnival PLC	1,500	75,776
Corus Group PLC	7,700	79,590
Daily Mail & General Trust NV	6,500	90,993
HBOS PLC	23,800	526,138
HSBC Holdings PLC	7,600	138,320
Imperial Chemical Industries PLC	5,600	49,467
Kingfisher PLC	15,000	69,940
Lloyds TSB Group PLC	10,300	115,789
National Grid PLC	5,800	83,946
Pearson PLC	5,500	82,896
Reed Elsevier PLC	32,700	358,653
Rio Tinto PLC	2,200	116,593
Royal Bank of Scotland Group	21,200	825,073
Royal Dutch Shell PLC Class A	19,384	682,948
SABMiller PLC	3,700	84,957
Scottish & Southern Energy PLC	6,700	203,471
Standard Chartered PLC	9,400	273,837
Tesco PLC	14,300	113,006

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Unilever PLC	2,430	$67,586
Vodafone Group PLC	266,162	735,058
Xstrata PLC	6,400	318,464
Yell Group PLC	10,200	113,569

		6,383,579

Total Common Stocks
(cost $29,425,872)		37,029,543

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Principal amount	Value
Repurchase Agreement (5.03%)
Investors Bank & Trust Repurchase Agreement, (d) 3.500%, to be repurchased at $1,955,055 on 01/02/2007	$1,954,295	$1,954,295

Total Repurchase Agreement
(cost $1,954,295)		1,954,295

TOTAL INVESTMENTS (100.30%)
(cost $31,380,167)		38,983,838
LIABILITIES, NET OF CASH AND OTHER ASSETS (-0.30%)		(116,864)

NET ASSETS (100.0%)		$38,866,974

(a)	Securities valued at fair value.

(b)	Non-income producing security.

(c)	These shares may only be resold to qualified institutional buyers in transactions exempt from registration.

(d)	Repurchase agreement is fully collateralized by U.S. Government Agency securities with a coupon rate of 8.625%, a maturity date of May 25, 2023, and a market value of $2,052,010.

ADR - American Depository Receipt

FDR - Fiduciary Depository Receipt

INTERNATIONAL EQUITY FUND FOREIGN

CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$11,849,391	30.40
Japanese Yen	10,264,482	26.33
British Pound	5,181,134	13.29
Swiss Franc	3,315,829	8.51
Canadian Dollar	2,309,176	5.92
United States Dollar	2,281,705	5.85
Australian Dollar	1,305,899	3.35
Hong Kong Dollar	907,951	2.33
Swedish Krona	890,292	2.28
Singapore Dollar	383,185	0.98
Norwegian Krone	153,238	0.39
Danish Krone	141,556	0.37

Total Investments	$38,983,838	100.00%

INTERNATIONAL EQUITY FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$10,879,873	27.99
Consumer Discretionary	4,281,096	11.01
Materials	3,940,749	10.14
Industrials	3,671,192	9.45
Telecommunication Services	3,191,219	8.21
Health Care	2,782,488	7.16
Information Technology	2,722,335	7.00
Energy	2,440,272	6.28
Consumer Staples	2,276,389	5.86
Utilities	843,930	2.17

Total Common Stocks	37,029,543	95.27
Repurchase Agreement	1,954,295	5.03
Liabilities, Net of Cash and Other Assets	(116,864)	(0.30)

Net Assets	$38,866,974	100.00%

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2006

	Shares	Value
Common Stocks (99.09%)
Aerospace/Defense (1.48%)
Boeing Co.	36,933	$3,281,128
General Dynamics Corp.	18,783	1,396,516
Lockheed Martin Corp.	16,547	1,523,482
Northrop Grumman Corp.	15,963	1,080,695
Raytheon Co.	20,763	1,096,286
Rockwell Collins Inc.	7,920	501,257

		8,879,364

Agriculture, Foods, & Beverage (3.53%)
Anheuser-Busch Companies Inc.	35,743	1,758,556
Archer-Daniels-Midland Co.	30,372	970,689
Campbell Soup Co.	10,614	412,778
Coca-Cola Enterprises Inc.	13,329	272,178
ConAgra Foods Inc.	23,927	646,029
Constellation Brands Inc. (a)	9,665	280,478
Dean Foods Co. (a)	6,210	262,559
General Mills Inc.	16,405	944,928
HJ Heinz Co.	15,406	693,424
Kellogg Co.	11,535	577,442
McCormick & Co. Inc.	6,119	235,949
Molson Coors Brewing Co. Class B	2,284	174,589
Pepsi Bottling Group Inc.	6,206	191,827
PepsiCo Inc.	76,507	4,785,513
Reynolds American Inc.	7,942	519,963
Sara Lee Corp.	34,959	595,352
Sysco Corp.	28,639	1,052,770
The Coca-Cola Co.	94,967	4,582,158
The Hershey Co.	8,239	410,302
Tyson Foods, Inc.	11,639	191,461
Whole Foods Market Inc.	6,485	304,341
WM Wrigley Jr. Co.	10,200	527,544
Yum! Brands Inc.	12,461	732,707

		21,123,537

Airlines (0.09%)
Southwest Airlines Co.	36,605	560,789
Automotive (0.69%)
Ford Motor Co.	87,175	654,684
General Motors Corp.	26,205	805,018
Genuine Parts Co.	7,971	378,064
Goodyear Tire & Rubber Co. (a)	8,187	171,845
Harley-Davidson Inc.	12,312	867,627
ITT Corp.	8,511	483,595
Paccar Inc.	11,542	749,076

		4,109,909

Banks (6.48%)
Bank of America Corp.	210,055	11,214,836
Bank of New York Co. Inc.	35,679	1,404,682
BB&T Corp.	25,193	1,106,729
Comerica Inc.	7,483	439,102

	Shares	Value
Common Stocks (Cont.)
Banks (Cont.)
Fifth Third Bancorp	25,853	$1,058,163
Huntington Bancshares Inc.	11,426	271,368
JPMorgan Chase & Co.	161,668	7,808,564
M&T Bank Corp.	3,648	445,640
Northern Trust Corp.	8,641	524,422
PNC Financial Services Group Inc.	13,667	1,011,905
State Street Corp.	15,397	1,038,374
SunTrust Banks Inc.	16,866	1,424,334
Synovus Financial Corp.	14,890	459,059
US Bancorp	82,392	2,981,766
Washington Mutual Inc.	44,659	2,031,538
Wells Fargo & Co.	157,273	5,592,628

		38,813,110

Building Materials & Construction (0.59%)
American Standard Cos. Inc.	8,191	375,557
Centex Corp.	5,650	317,926
DR Horton Inc.	12,527	331,840
Fluor Corp.	4,062	331,662
KB Home	3,529	180,967
Leggett & Platt Inc.	8,373	200,115
Lennar Corp.	6,433	337,475
Masco Corp.	18,534	553,611
Pulte Homes Inc.	9,834	325,702
Stanley Works	3,688	185,470
Vulcan Materials Co.	4,615	414,750
		3,555,075
Chemicals (1.54%)
Air Products & Chemicals Inc.	10,348	727,257
Ashland Inc.	2,232	154,410
E.I. du Pont de Nemours and Co.	42,719	2,080,843
Eastman Chemical Co.	3,768	223,480
Hercules Inc. (a)	5,239	101,165
International Flavors & Fragrances Inc.	3,618	177,861
Monsanto Co.	25,232	1,325,437
Pall Corp.	5,768	199,284
PPG Industries Inc.	7,681	493,197
Praxair Inc.	14,963	887,755
Rohm & Haas Co.	6,727	343,884
Sealed Air Corp.	3,737	242,606
Sigma-Aldrich Corp.	3,086	239,844
Temple-Inland Inc.	5,090	234,293
The Dow Chemical Co.	44,518	1,778,049

		9,209,365

Commercial Service/Supply (1.63%)
Allied Waste Industries Inc. (a)	11,619	142,798
Apollo Group Inc. Class A (a)	6,470	252,136
Ball Corp.	4,788	208,757
Cintas Corp.	6,329	251,325
Convergys Corp. (a)	6,466	153,761

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Commercial Service/Supply (Cont.)
Eastman Kodak Co.	13,238	$341,540
Ecolab Inc.	8,378	378,686
Equifax Inc.	5,970	242,382
First Data Corp.	35,454	904,786
Interpublic Group of Companies Inc. (a)	20,096	245,975
Monster Worldwide Inc. (a)	5,939	276,995
Moody’s Corp.	11,170	771,400
Omnicom Group Inc.	7,938	829,839
Pactiv Corp. (a)	6,573	234,590
Paychex Inc.	15,618	617,536
Pitney Bowes Inc.	10,243	473,124
Realogy Corp. (a)	9,873	299,349
Robert Half International Inc.	7,907	293,508
RR Donnelley & Sons Co.	9,956	353,836
Ryder System Inc.	2,788	142,355
Snap-On Inc.	2,697	128,485
Waste Management Inc.	25,035	920,537
WW Grainger Inc.	3,512	245,629
Wyndham Worldwide Corp. (a)	9,279	297,114
Xerox Corp. (a)	45,870	777,496

		9,783,939

Computer Software & Services (4.48%)
Adobe Systems Inc. (a)	27,224	1,119,451
Affiliated Computer Services Inc. Class A (a)	5,513	269,255
Autodesk Inc. (a)	10,637	430,373
Automatic Data Processing Inc.	26,033	1,282,125
BMC Software Inc. (a)	9,820	316,204
CA Inc.	19,076	432,071
Computer Sciences Corp. (a)	8,203	437,794
Compuware Corp. (a)	17,623	146,800
Comverse Technology Inc. (a)	9,319	196,724
eBay Inc. (a)	54,427	1,636,620
Electronic Arts Inc. (a)	14,243	717,277
Electronic Data Systems Corp.	23,929	659,244
EMC Corp. (a)	104,995	1,385,934
Intuit Inc. (a)	15,980	487,550
Juniper Networks Inc. (a)	26,017	492,762
Microsoft Corp.	403,310	12,042,837
Oracle Corp. (a)	187,092	3,206,757
Unisys Corp. (a)	15,818	124,013
Yahoo! Inc. (a)	57,752	1,474,986

		26,858,777

Computers (3.17%)
Apple Computer Inc. (a)	39,590	3,358,816
Dell Inc. (a)	105,674	2,651,361
Hewlett-Packard Co.	127,622	5,256,750
International Business Machines Corp.	70,586	6,857,430

	Shares	Value
Common Stocks (Cont.)
Computers (Cont.)
Sun Microsystems Inc. (a)	162,418	$880,305

		19,004,662

Consumer & Marketing (4.77%)
Altria Group Inc.	97,684	8,383,241
Avery Dennison Corp.	4,569	310,372
Avon Products Inc.	20,733	685,018
Black & Decker Corp.	2,832	226,475
Brown-Forman Corp. Class B	3,577	236,941
Brunswick Corp.	4,360	139,084
Clorox Co.	6,991	448,473
Colgate-Palmolive Co.	23,924	1,560,802
Danaher Corp.	10,980	795,391
Darden Restaurants Inc.	6,694	268,898
Fortune Brands Inc.	6,957	594,058
Harman International Industries Inc.	3,085	308,222
Hasbro Inc.	7,090	193,203
IAC/InterActiveCorp (a)	10,358	384,903
Kimberly-Clark Corp.	21,287	1,446,452
Mattel Inc.	17,862	404,753
Newell Rubbermaid Inc.	12,856	372,181
Starbucks Corp. (a)	35,442	1,255,356
The Estee Lauder Companies	5,909	241,205
The Procter & Gamble Co.	147,705	9,493,000
UST Inc.	7,542	438,944
Wendy’s International Inc.	3,592	118,859
Whirlpool Corp.	3,583	297,461

		28,603,292

Electronic/Electrical Mfg. (5.40%)
Advanced Micro Devices Inc. (a)	25,147	511,741
Agilent Technologies Inc. (a)	19,329	673,616
Applied Materials Inc.	64,517	1,190,339
Emerson Electric Co.	37,886	1,669,636
General Electric Co.	480,670	17,885,731
Intel Corp.	268,653	5,440,223
KLA-Tencor Corp.	9,194	457,401
Linear Technology Corp.	14,086	427,088
LSI Logic Corp. (a)	18,079	162,711
Micron Technology Inc. (a)	34,621	483,309
Molex Inc.	6,542	206,923
National Semiconductor Corp.	14,268	323,884
PerkinElmer Inc.	6,043	134,336
Rockwell Automation Inc.	8,229	502,627
Texas Instruments Inc.	70,230	2,022,624
Waters Corp. (a)	4,808	235,448

		32,327,637

Financial Services (11.06%)
AMBAC Financial Group Inc.	4,851	432,079
American Express Co.	56,622	3,435,257
Ameriprise Financial Inc.	11,413	622,009

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
Apartment Investment and Management Co.	4,456	$249,625
Archstone-Smith Trust	10,055	585,302
Bear Stearns Companies Inc.	5,568	906,359
Boston Properties Inc.	5,382	602,138
Capital One Financial Corp.	19,104	1,467,569
CB Richard Ellis Group Inc. Class A (a)	8,516	282,731
Charles Schwab Corp.	47,812	924,684
Chicago Mercantile Exchange Holdings Inc.	1,645	838,539
CIT Group Inc.	9,205	513,363
Citigroup Inc.	229,744	12,796,741
Commerce Bancorp Inc.	8,622	304,098
Compass Bancshares Inc.	5,956	355,275
Countrywide Financial Corp.	28,780	1,221,711
E*Trade Financial Corp. (a)	19,673	441,069
Equity Office Properties Trust	16,543	796,876
Equity Residential	13,471	683,653
Federal Home Loan Mortgage Corp.	32,216	2,187,466
Federal National Mortgage Association	45,358	2,693,812
Federated Investors Inc. Class B	4,104	138,633
Fidelity National Information Services	7,555	302,880
First Horizon National Corp.	5,813	242,867
Franklin Resources Inc.	7,708	849,190
Goldman Sachs Group Inc.	19,717	3,930,584
H&R Block Inc.	15,107	348,065
Janus Capital Group Inc.	9,862	212,921
Keycorp	18,653	709,374
Kimco Realty Corp.	10,373	466,266
Legg Mason Inc.	6,096	579,425
Lehman Brothers Holdings Inc.	24,897	1,944,954
Marshall & Ilsley Corp.	11,736	564,619
MBIA Inc.	6,177	451,292
Mellon Financial Corp.	19,087	804,517
Merrill Lynch & Co. Inc.	41,312	3,846,147
MGIC Investment Corp.	4,025	251,724
Morgan Stanley	49,729	4,049,432
National City Corp.	29,249	1,069,343
Principal Financial Group	12,710	746,077
ProLogis	11,419	693,933
Public Storage Inc.	5,644	550,290
Regions Financial Corp.	33,823	1,264,980
Simon Property Group Inc.	10,232	1,036,399
SLM Corp.	19,079	930,483
Sovereign Bancorp Inc.	17,189	436,429
T Rowe Price Group Inc.	12,308	538,721
Vornado Realty Trust	5,961	724,261
Wachovia Corp.	88,839	5,059,381
Western Union Co.	35,454	794,879
Zions Bancorporation	4,896	403,626

		66,282,048

	Shares	Value
Common Stocks (Cont.)
Forest Products & Paper (0.38%)
International Paper Co.	21,420	$730,422
MeadWestvaco Corp.	8,350	251,001
OfficeMax Inc.	3,399	168,760
Plum Creek Timber Co. Inc.	8,498	338,645
Weyerhaeuser Co.	11,366	803,008

		2,291,836

Health Care (11.58%)
Abbott Laboratories	71,441	3,479,891
Aetna Inc.	25,045	1,081,443
Allergan Inc.	7,108	851,112
AmerisourceBergen Corp.	9,122	410,125
Amgen Inc. (a)	54,470	3,720,846
Applera Corp.- Applied Biosystems Group	8,585	314,984
Barr Pharmaceuticals Inc. (a)	4,859	243,533
Bausch & Lomb Inc.	2,483	129,265
Baxter International Inc.	30,357	1,408,261
Becton Dickinson & Co.	11,376	798,026
Biogen Idec Inc. (a)	15,828	778,579
Biomet Inc.	11,408	470,808
Boston Scientific Corp. (a)	55,381	951,446
Bristol-Myers Squibb Co.	91,444	2,406,806
Cardinal Health Inc.	18,991	1,223,590
Caremark Rx Inc.	20,010	1,142,771
Celgene Corp. (a)	17,236	991,587
Coventry Health Care Inc. (a)	7,370	368,868
CR Bard Inc.	4,793	397,675
Eli Lilly & Co.	45,869	2,389,775
Express Scripts Inc. (a)	6,363	455,591
Forest Laboratories Inc. (a)	14,642	740,885
Genzyme Corp. (a)	12,109	745,672
Gilead Sciences Inc. (a)	21,329	1,384,892
Health Management Associates Inc.	11,051	233,287
Hospira Inc. (a)	7,237	243,018
Humana Inc. (a)	7,638	422,458
IMS Health Inc.	9,150	251,442
Johnson & Johnson	135,711	8,959,640
King Pharmaceuticals Inc. (a)	11,171	177,842
Laboratory Corp. of America Holdings (a)	5,765	423,555
Manor Care Inc.	3,404	159,716
McKesson Corp.	14,100	714,870
Medco Health Solutions Inc. (a)	13,824	738,755
Medimmune Inc. (a)	11,316	366,299
Medtronic Inc.	53,611	2,868,725
Merck & Co. Inc.	101,100	4,407,960
Mylan Laboratories Inc.	9,700	193,612
Patterson Cos. Inc. (a)	6,396	227,122
Pfizer Inc.	337,545	8,742,416
Quest Diagnostics Inc.	7,486	396,758
Schering-Plough Corp.	68,845	1,627,496

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
St. Jude Medical Inc. (a)	16,519	$603,935
Stryker Corp.	13,711	755,613
Tenet Healthcare Corp. (a)	21,722	151,402
UnitedHealth Group Inc.	62,682	3,367,904
Watson Pharmaceuticals Inc. (a)	4,660	121,300
WellPoint Inc. (a)	28,920	2,275,715
Wyeth	62,671	3,191,207
Zimmer Holdings Inc. (a)	11,108	870,645

		69,379,123

Insurance (4.65%)
ACE Ltd.	15,094	914,244
Aflac Inc.	23,051	1,060,346
American International Group Inc.	121,172	8,683,186
Aon Corp.	14,832	524,163
Chubb Corp.	19,158	1,013,650
Cigna Corp.	5,015	659,823
Cincinnati Financial Corp.	8,026	363,658
Genworth Financial Inc.	21,029	719,402
Hartford Financial Services Group Inc.	14,699	1,371,564
Lincoln National Corp.	13,256	880,198
Loews Corp.	21,135	876,468
Marsh & McLennan Companies Inc.	25,377	778,059
MetLife Inc.	35,332	2,084,941
Progressive Corp.	36,236	877,636
Prudential Financial Inc.	22,596	1,940,093
Safeco Corp.	4,444	277,972
St. Paul Travelers Co. Inc.	32,154	1,726,348
The Allstate Corp.	29,049	1,891,380
Torchmark Corp.	4,547	289,917
UnumProvident Corp.	15,829	328,927
XL Capital Ltd. Class A	8,321	599,278

		27,861,253

Leisure, Lodging & Gaming (0.62%)
Carnival Corp.	20,584	1,009,645
Harrah’s Entertainment Inc.	8,552	707,421
Hilton Hotels Corp.	17,787	620,766
Marriott International Inc. Class A	15,865	757,078
Starwood Hotels & Resorts Worldwide Inc.	10,027	626,688

		3,721,598

Machinery & Manufacturing (3.29%)
3M Co.	34,725	2,706,119
Bemis Co. Inc.	4,846	164,667
Caterpillar Inc.	30,617	1,877,741
Cooper Industries Ltd. Class A	4,292	388,126
Cummins Inc.	2,428	286,941
Deere & Co.	10,703	1,017,534
Dover Corp.	9,369	459,268
Eaton Corp.	6,932	520,871

	Shares	Value
Common Stocks (Cont.)
Machinery & Manufacturing (Cont.)
Goodrich Corp.	5,692	$259,271
Honeywell International Inc.	38,230	1,729,525
Illinois Tool Works Inc.	19,434	897,656
Ingersoll-Rand Co. Ltd. Class A	13,546	530,055
Johnson Controls Inc.	9,066	778,951
Millipore Corp. (a)	2,484	165,434
Parker Hannifin Corp.	5,517	424,147
Terex Corp. (a)	4,743	306,303
Textron Inc.	5,950	557,932
Thermo Fisher Scientific Inc. (a)	18,995	860,284
Tyco International Ltd.	93,146	2,831,638
United Technologies Corp.	46,914	2,933,063

		19,695,526

Media & Broadcasting (3.52%)
CBS Corp. Class B	36,288	1,131,460
Clear Channel Communications Inc.	22,818	810,952
Comcast Corp. Class A (a)	97,503	4,127,302
Dow Jones & Co. Inc.	2,915	110,770
EW Scripps Co. Class A	3,926	196,064
Gannett Co. Inc.	10,950	662,037
Meredith Corp.	1,917	108,023
New York Times Co.	6,703	163,285
News Corp. Class A	109,101	2,343,489
The DIRECTV Group Inc. (a)	35,752	891,655
The McGraw-Hill Companies Inc.	16,534	1,124,643
The Walt Disney Co.	95,639	3,277,549
Time Warner Inc.	187,634	4,086,668
Tribune Co.	9,205	283,330
Univision Communications Inc. (a)	11,550	409,101
Viacom Inc. Class B (a)	32,642	1,339,301

		21,065,629

Mining & Metals (0.90%)
Alcoa Inc.	40,113	1,203,791
Allegheny Technologies Inc.	4,614	418,398
Freeport-McMoRan Copper & Gold Inc.	9,058	504,802
Newmont Mining Corp.	20,838	940,836
Nucor Corp.	14,423	788,361
Phelps Dodge Corp.	9,441	1,130,276
United States Steel Corp.	5,769	421,945

		5,408,409

Oil & Gas (9.54%)
Anadarko Petroleum Corp.	21,319	927,803
Apache Corp.	15,291	1,017,004
Baker Hughes Inc.	15,361	1,146,852
BJ Services Co.	14,238	417,458
Chesapeake Energy Corp.	19,151	556,337
Chevron Corp.	102,097	7,507,192
ConocoPhillips Co.	76,668	5,516,263
Devon Energy Corp.	20,510	1,375,811

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Oil & Gas (Cont.)
El Paso Corp.	32,399	$495,057
EOG Resources Inc.	11,244	702,188
Exxon Mobil Corp.	272,478	20,879,989
Halliburton Co.	47,680	1,480,464
Hess Corp.	12,477	618,485
Kinder Morgan Inc.	4,942	522,616
Marathon Oil Corp.	16,673	1,542,253
Murphy Oil Corp.	8,602	437,412
Nabors Industries Ltd. (a)	14,560	433,597
National-Oilwell Varco Inc. (a)	8,051	492,560
Noble Corp.	6,319	481,192
Occidental Petroleum Corp.	40,036	1,954,958
Questar Corp.	3,981	330,622
Rowan Companies Inc.	5,044	167,461
Schlumberger Ltd.	54,922	3,468,873
Smith International, Inc.	9,303	382,074
Sunoco Inc.	6,123	381,830
Transocean Inc. (a)	13,571	1,097,758
Valero Energy Corp.	28,522	1,459,186
Weatherford International Ltd. (a)	16,067	671,440
Williams Companies Inc.	27,587	720,572

		57,185,307

Retailers (5.69%)
Amazon.com Inc. (a)	14,479	571,341
AutoNation Inc. (a)	6,996	149,155
Autozone Inc. (a)	2,416	279,193
Bed Bath & Beyond Inc. (a)	13,066	497,815
Best Buy Co. Inc.	18,813	925,412
Big Lots Inc. (a)	5,285	121,132
Circuit City Stores Inc.	6,332	120,181
Coach Inc. (a)	17,317	743,938
Costco Wholesale Corp.	21,788	1,151,932
CVS Corp.	38,208	1,181,009
Dillard’s Inc. Class A	2,815	98,441
Dollar General Corp.	14,604	234,540
Family Dollar Stores Inc.	7,126	209,006
Federated Department Stores Inc.	24,980	952,487
GAP Inc.	24,378	475,371
Home Depot Inc.	95,765	3,845,922
J.C. Penney Co. Inc.	10,580	818,469
Kohl’s Corp. (a)	15,367	1,051,564
Kroger Co.	33,419	770,976
Limited Brands	16,006	463,214
Lowe’s Companies Inc.	71,334	2,222,054
McDonald’s Corp.	57,517	2,549,729
Nordstrom Inc.	10,523	519,205
Office Depot Inc. (a)	13,423	512,356
RadioShack Corp.	6,225	104,455
Safeway Inc.	20,721	716,118
Sears Holdings Corp. (a)	3,932	660,301
Staples Inc.	33,562	896,105
Supervalu Inc.	9,710	347,133

	Shares	Value
Common Stocks (Cont.)
Retailers (Cont.)
Target Corp.	39,994	$2,281,658
The Sherwin-Williams Co.	5,187	329,789
Tiffany & Co.	6,561	257,454
TJX Companies Inc.	21,223	604,431
Wal-Mart Stores Inc.	114,563	5,290,519
Walgreen Co.	46,714	2,143,705

		34,096,110

Technology (3.01%)
Altera Corp. (a)	16,512	324,956
American Power Conversion Corp.	7,885	241,202
Analog Devices Inc.	16,032	526,972
Avaya Inc. (a)	20,905	292,252
Broadcom Corp. (a)	21,651	699,544
Citrix Systems Inc. (a)	8,400	227,220
Cognizant Technology Solutions
Corp. (a)	6,538	504,472
Fiserv Inc. (a)	8,236	431,731
Google Inc. (a)	9,982	4,596,511
International Game Technology	15,673	724,093
Jabil Circuit Inc.	8,446	207,349
L-3 Communications Holdings Inc.	5,733	468,845
Lexmark International Group Inc. (a)	4,768	349,018
Maxim Integrated Products Inc.	14,743	451,431
NCR Corp. (a)	8,364	357,645
Network Appliance Inc. (a)	17,238	677,109
Novell Inc. (a)	16,540	102,548
Novellus Systems Inc. (a)	5,662	194,886
NVIDIA Corp. (a)	16,399	606,927
PMC-Sierra Inc. (a)	9,703	65,107
QLogic Corp. (a)	7,453	163,370
QUALCOMM Inc.	77,006	2,910,057
Sabre Holdings Corp.	6,090	194,210
SanDisk Corp. (a)	10,452	449,749
Sanmina-SCI Corp. (a)	24,632	84,980
Solectron Corp. (a)	41,957	135,101
Symantec Corp. (a)	45,190	942,211
Symbol Technologies Inc.	11,692	174,678
Tektronix Inc.	3,910	114,055
Teradyne Inc. (a)	9,152	136,914
VeriSign Inc. (a)	11,253	270,635
Xilinx Inc.	15,848	377,341

		18,003,119

Telecom & Telecom Equipment (5.43%)
ADC Telecommunications Inc. (a)	5,411	78,622
Alltel Corp.	16,923	1,023,503
AT&T Inc.	180,110	6,438,933
BellSouth Corp.	84,927	4,000,911
CenturyTel Inc.	5,298	231,311
Ciena Corp. (a)	3,843	106,489
Cisco Systems Inc. (a)	283,330	7,743,409

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Telecom & Telecom Equipment (Cont.)
Citizens Communications Co.	15,079	$216,685
Corning Inc. (a)	72,576	1,357,897
Embarq Corp.	6,828	358,880
JDS Uniphase Corp. (a)	9,653	160,819
Motorola Inc.	113,317	2,329,797
Qwest Communications International
Inc. (a)	73,920	618,710
Sprint Nextel Corp.	136,565	2,579,713
Tellabs Inc. (a)	20,769	213,090
Verizon Communications Inc.	135,982	5,063,970

		32,522,739

Textiles & Clothing (0.27%)
Jones Apparel Group Inc.	5,239	175,140
Liz Claiborne Inc.	4,825	209,694
Nike Inc.	8,853	876,713
VF Corp.	4,047	332,178

		1,593,725

Transportation (1.55%)
Burlington Northern Santa Fe Corp.	16,916	1,248,570
CSX Corp.	20,458	704,369
FedEx Corp.	14,241	1,546,857
Norfolk Southern Corp.	17,922	901,297
Union Pacific Corp.	12,480	1,148,410
United Parcel Service Inc. Class B	50,174	3,762,047

		9,311,550

Utilities & Energy (3.75%)
Allegheny Energy Inc. (a)	7,526	345,519
Ameren Corp.	9,531	512,101
American Electric Power Co. Inc.	18,269	777,894
CenterPoint Energy Inc.	14,316	237,359
CMS Energy Corp. (a)	10,200	170,340
CONSOL Energy Inc.	8,458	271,756
Consolidated Edison Inc.	11,819	568,139
Constellation Energy Group Inc.	8,307	572,103
Dominion Resources Inc.	16,407	1,375,563
DTE Energy Co.	8,197	396,817
Duke Energy Corp.	58,350	1,937,804
Dynegy Inc. (a)	17,113	123,898
Edison International	15,009	682,609
Entergy Corp.	9,638	889,780
Exelon Corp.	31,175	1,929,421
FirstEnergy Corp.	15,282	920,129
FPL Group Inc.	18,686	1,016,892
KeySpan Corp.	8,048	331,417
Nicor Inc.	2,047	95,800
NiSource Inc.	12,575	303,057
Peabody Energy Corp.	12,269	495,790
Peoples Energy Corp.	1,779	79,290
PG&E Corp.	16,136	763,717

	Shares or principal amount	Value
Common Stocks (Cont.)
Utilities & Energy (Cont.)
Pinnacle West Capital Corp.	4,578	$231,830
PPL Corp.	17,519	627,881
Progress Energy Inc.	11,740	576,199
Public Service Enterprise Group Inc.	11,624	771,601
Sempra Energy	12,058	674,886
TECO Energy Inc.	9,621	165,770
The AES Corp. (a)	30,724	677,157
The Southern Co.	34,448	1,269,753
TXU Corp.	21,387	1,159,389
Windstream Corp.	21,786	309,797
Xcel Energy Inc.	18,616	429,285
XTO Energy Corp.	16,962	798,062

		22,488,805

Total Common Stocks
(cost $514,980,024)		593,736,233

Short-term Investments (0.89%)
U.S. Treasury Bills,
4.815%, 03/22/2007 (b)	$5,409,000	5,351,924

Total Short-term Investments
(cost $5,350,794)		5,351,924

TOTAL INVESTMENTS (99.98%)
(cost $520,330,818)		599,088,157
OTHER ASSETS, NET OF LIABILITIES (0.02%)		125,997

NET ASSETS (100.00%)		$599,214,154

(a)	Non-income producing security.

(b)	At December 31, 2006, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2006

	Shares	Value
Common Stocks (97.13%)
Automotive & Transportation (3.56%)
AAR Corp. (a)	7,637	$222,924
ABX Air Inc. (a)	12,787	88,614
Accuride Corp. (a)	4,374	49,251
Aftermarket Technology Corp. (a)	4,557	96,973
Airtran Holdings Inc. (a)	19,252	226,018
Alaska Air Group Inc. (a)	8,076	319,002
Amerco Inc. (a)	2,104	183,069
American Axle & Manufacturing Holdings Inc.	10,300	195,597
American Commercial Lines Inc. (a)	6,232	408,258
American Railcar Industries Inc.	2,027	68,999
Arkansas Best Corp.	5,074	182,664
ArvinMeritor Inc.	14,770	269,257
Atlas Air Worldwide Holdings Inc. (a)	3,865	171,992
Bandag Inc.	2,333	117,653
Bristow Group Inc. (a)	4,691	169,298
Celadon Group Inc. (a)	4,880	81,740
Commercial Vehicle Group Inc. (a)	4,307	93,893
Cooper Tire & Rubber Co.	13,280	189,904
Dynamex Inc. (a)	2,260	52,794
EGL Inc. (a)	7,674	228,532
ExpressJet Holdings Inc. (a)	11,515	93,272
Fleetwood Enterprises Inc. (a)	12,543	99,215
Florida East Coast Industries Inc.	7,466	444,974
Forward Air Corp.	7,578	219,232
Freightcar America Inc.	2,754	152,709
Frontier Airlines Holdings Inc. (a)	7,888	58,371
Fuel Systems Solutions Inc. (a)	1,853	40,914
Genesee & Wyoming Inc. (a)	7,543	197,928
Greenbrier Companies Inc.	2,688	80,640
GulfMark Offshore Inc. (a)	3,037	113,614
Heartland Express Inc.	13,417	201,523
Horizon Lines Inc.	2,525	68,074
Hub Group Inc. (a)	8,394	231,255
Interpool Inc.	2,495	58,283
Jetblue Airways Corp. (a)	35,635	506,017
Keystone Automotive Industries Inc. (a)	3,388	115,158
Knight Transportation Inc.	12,657	215,802
Lear Corp.	13,703	404,650
Marine Products Corp.	3,600	42,264
Marten Transport Ltd. (a)	3,359	61,570
Mesa Air Group Inc. (a)	6,593	56,502
Miller Industries Inc. (a)	2,313	55,512
Modine Manufacturing Co.	6,653	166,525
Monaco Coach Corp.	6,305	89,279
Navistar International Corp. (a)	13,375	447,126
Noble International Ltd.	1,914	38,376
Old Dominion Freight Line Inc. (a)	5,608	134,985
P.A.M. Transportation Services Inc. (a)	745	16,405
Pacer International Inc.	7,330	218,214
Patriot Transportation Holding Inc. (a)	173	16,151
PHI Inc. (a)	2,624	85,884
Polaris Industries Inc.	8,455	395,948

	Shares	Value
Common Stocks (Cont.)
Automotive & Transportation (Cont.)
Quality Distribution Inc. (a)	1,071	$14,266
Quantum Fuel Systems Technologies
Worldwide Inc. (a)	7,025	11,240
RailAmerica Inc. (a)	7,981	128,334
Republic Airways Holdings Inc. (a)	7,099	119,121
Saia Inc. (a)	3,237	75,131
SkyWest Inc.	13,379	341,298
Superior Industries International Inc.	4,674	90,068
Tenneco Inc. (a)	9,740	240,773
Universal Truckload Services Inc. (a)	1,364	32,395
US Xpress Enterprises Inc. Class A (a)	1,521	25,051
USA Truck Inc. (a)	2,083	33,432
Visteon Corp. (a)	28,727	243,605
Wabash National Corp.	6,741	101,789
Werner Enterprises Inc.	10,641	186,005
Winnebago Industries Inc.	6,462	212,664

		10,397,976

Consumer Discretionary (19.58%)
1-800-FLOWERS.COM Inc. (a)	4,082	25,145
24/7 Real Media Inc. (a)	11,223	101,568
99 Cents Only Stores (a)	9,649	117,428
Aaron Rents Inc.	9,250	266,215
ABM Industries Inc.	8,679	197,100
AC Moore Arts & Crafts Inc. (a)	3,021	65,465
Administaff Inc.	4,731	202,345
Advisory Board Co. (a)	4,262	228,187
Advo Inc.	6,670	217,442
Aeropostale Inc. (a)	11,333	349,850
AFC Enterprises (a)	5,387	95,188
Ambassadors Group Inc.	3,754	113,934
Ambassadors International Inc.	1,052	47,992
America’s Car-Mart Inc. (a)	1,696	20,115
American Greetings Corp.	10,801	257,820
American Woodmark Corp.	2,358	98,682
Ameristar Casinos Inc.	4,974	152,901
AMN Healthcare Services Inc. (a)	6,577	181,131
Applebee’s International Inc.	16,494	406,907
aQuantive Inc. (a)	15,678	386,620
Arbitron Inc.	6,618	287,486
Arctic Cat Inc.	3,670	64,555
Asbury Automotive Group Inc.	3,119	73,484
Aztar Corp. (a)	7,509	408,640
Bally Technologies Inc. (a)	11,268	210,486
Bally Total Fitness Holding Corp. (a)	5,895	14,443
Banta Corp.	5,071	184,584
Barrett Business Services Inc.	1,117	26,160
bebe stores inc.	4,576	90,559
Belo Corp.	18,287	336,115
Big 5 Sporting Goods Corp.	4,749	115,971
Big Lots Inc. (a)	24,290	556,727
BJ’s Restaurant Inc. (a)	2,861	57,821

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Blockbuster Inc. (a)	39,781	$210,442
Blue Nile Inc. (a)	2,926	107,940
Blyth Inc.	5,123	106,302
Bob Evans Farms Inc.	8,007	274,000
Bon-Ton Stores Inc.	1,319	45,703
Books-A-Million Inc.	3,389	76,863
Borders Group Inc.	13,011	290,796
Bowne & Co. Inc.	8,388	133,705
Bright Horizons Family Solutions Inc. (a)	5,986	231,419
Brightpoint Inc. (a)	11,682	157,123
Brown Shoe Co. Inc.	5,800	276,892
Buckle Inc.	1,875	95,344
Buffalo Wild Wings Inc. (a)	1,490	79,268
Build-A-Bear Workshop Inc. (a)	3,308	92,690
Cabela’s Inc. (a)	6,580	158,775
Cache Inc. (a)	1,987	50,152
California Pizza Kitchen Inc. (a)	4,158	138,503
Callaway Golf Co.	14,933	215,185
Carmike Cinemas Inc.	2,268	46,245
Carter’s Inc. (a)	9,805	250,028
Casella Waste Systems Inc. (a)	4,100	50,143
Casual Male Retail Group Inc. (a)	6,376	83,207
Catalina Marketing Corp.	10,842	298,155
Cato Corp. Class A	6,313	144,631
CBIZ Inc. (a)	13,252	92,366
CBRL Group Inc.	3,181	142,382
CDI Corp.	2,940	73,206
CEC Entertainment Inc. (a)	7,241	291,450
Central European Distribution Corp. (a)	6,569	195,099
Central Garden & Pet Co. (a)	4,409	213,484
Central Parking Corp.	5,770	103,860
Century Casinos Inc. (a)	3,826	42,698
Cenveo Inc. (a)	10,882	230,698
Charlotte Russe Holding Inc. (a)	3,391	104,273
Charming Shoppes Inc. (a)	25,532	345,448
Charter Communications Inc. (a)	75,191	230,084
Chattem Inc. (a)	3,845	192,558
Chemed Corp.	5,367	198,472
Cherokee Inc.	1,566	67,197
Children’s Place Retail Stores Inc. (a)	4,607	292,637
Chipolte Mexican Grill Inc. Class B (a)	3,111	161,772
Christopher & Banks Corp.	8,159	152,247
Churchill Downs Inc.	1,791	76,547
Citadel Broadcasting Corp.	6,903	68,754
Citi Trends Inc. (a)	1,054	41,781
CKE Restaurants Inc.	14,549	267,702
CKX Inc. (a)	11,784	138,226
Clark Inc.	4,368	72,640
CMGI Inc. (a)	87,372	117,078
CNET Networks Inc. (a)	30,591	278,072
Cogent Inc. (a)	8,911	98,110
Coinmach Service Corp.	4,729	56,275

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Coinstar Inc. (a)	5,579	$170,550
Columbia Sportswear Co.	2,850	158,745
Compass Diversified Trust	2,551	43,750
Conn’s Inc. (a)	2,019	46,982
Consolidated Graphics Inc. (a)	2,663	157,303
Core-Mark Holding Co. Inc. (a)	2,148	71,851
Corinthian Colleges Inc. (a)	17,401	237,176
Cornell Co. Inc. (a)	2,663	48,600
Cosi Inc. (a)	6,970	35,477
Cost Plus Inc. (a)	4,871	50,171
CoStar Group Inc. (a)	3,782	202,564
Courier Corp.	1,897	73,926
Covad Communications Group Inc. (a)	54,586	75,329
Cox Radio Inc. (a)	8,697	141,761
CRA International Inc. (a)	2,301	120,572
Crocs Inc. (a)	2,401	103,723
Cross Country Healthcare Inc. (a)	5,825	127,102
Crown Media Holdings Inc. (a)	5,600	20,328
CSK Auto Corp. (a)	9,855	169,013
CSS Industries Inc.	1,471	52,029
Cumulus Media Inc. (a)	11,129	115,630
Deb Shops Inc.	1,160	30,624
Deckers Outdoor Corp. (a)	2,473	148,256
dELiA*s Inc. (a)	4,058	42,568
Denny’s Corp. (a)	25,949	122,220
DeVry Inc.	12,315	344,820
Diamond Management & Technology
Consultants Inc.	5,535	68,855
Directed Electronics Inc. (a)	1,606	18,389
Dollar Thrifty Automotive Group Inc. (a)	5,304	241,915
Domino’s Pizza Inc.	8,024	224,672
Dover Downs Gaming & Entertainment Inc.	3,524	47,116
Dover Motorsports Inc.	3,660	19,435
Dress Barn Inc. (a)	10,218	238,386
drugstore.com inc. (a)	14,097	51,595
DSW Inc. (a)	3,258	125,661
DTS Inc. (a)	4,082	98,744
DynCorp International Inc. (a)	5,757	91,364
Earthlink Inc. (a)	27,623	196,123
Educate Inc. (a)	2,378	16,931
Elizabeth Arden Inc. (a)	5,056	96,317
Emmis Communications Corp.	8,342	68,738
Ennis Inc.	5,527	135,190
Entercom Communications Corp.	7,088	199,740
Entravision Communications Corp. (a)	12,260	100,777
Ethan Allen Interiors Inc.	6,829	246,595
Exponent Inc. (a)	2,718	50,718
EZCORP Inc. (a)	7,935	128,944
First Advantage Corp. Class A (a)	1,494	34,302
First Consulting Group Inc. (a)	3,183	43,798
Fisher Communications Inc. (a)	1,361	60,170
Forrester Research Inc. (a)	3,838	104,048

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Fossil Inc. (a)	8,929	$201,617
Fred’s Inc.	8,903	107,192
FTD Group Inc. (a)	3,199	57,230
FTI Consulting Inc. (a)	9,153	255,277
Furniture Brands International Inc.	10,124	164,313
G&K Services Inc. Class A	4,109	159,799
Gaiam Inc. (a)	2,834	38,769
GateHouse Media Inc.	500	9,280
Gaylord Entertainment Co. (a)	8,759	446,096
Gemstar-TV Guide International Inc. (a)	49,783	199,630
Genesco Inc. (a)	4,771	177,958
Geo Group Inc. (a)	3,891	145,990
Gevity HR Inc.	5,450	129,111
Gray Television Inc.	9,926	72,758
Great Wolf Resorts Inc. (a)	6,249	87,236
Group 1 Automotive Inc.	5,092	263,358
GSI Commerce Inc. (a)	8,180	153,375
Guess ? Inc. (a)	4,222	267,801
Guitar Center Inc. (a)	6,433	292,444
Gymboree Corp. (a)	7,043	268,761
Harris Interactive Inc. (a)	9,415	47,452
Hartmarx Corp. (a)	7,061	49,851
Haverty Furniture Companies Inc.	4,011	59,363
Heidrick & Struggles International Inc. (a)	4,556	192,992
Hibbett Sporting Goods Inc. (a)	7,470	228,059
Home Solutions of America Inc. (a)	8,899	52,148
Hooker Furniture Corp.	3,283	51,477
Hot Topic Inc. (a)	9,783	130,505
Hudson Highland Group Inc. (a)	4,990	83,233
Iconix Brand Group Inc. (a)	6,619	128,342
ICT Group Inc. (a)	1,112	35,128
IHOP Corp.	4,312	227,242
Ikanos Communications (a)	4,604	40,009
IKON Office Solutions Inc.	21,831	357,373
Infospace Inc. (a)	6,787	139,201
InfoUSA Inc.	6,127	72,973
Insight Enterprises Inc. (a)	10,607	200,154
Inter Parfums Inc.	958	18,384
Internap Network Services Corp. (a)	6,289	124,962
inVentiv Health Inc. (a)	5,963	210,792
iPass Inc. (a)	14,482	85,154
Isle of Capri Casinos Inc. (a)	3,984	105,895
J Crew Group Inc. (a)	4,586	176,790
Jack in the Box Inc. (a)	7,402	451,818
Jackson Hewitt Tax Service Inc.	8,248	280,185
Jakks Pacific Inc. (a)	5,548	121,168
Jo-Ann Stores Inc. (a)	4,446	109,372
John H Harland Co.	5,461	274,142
Jos. A. Bank Clothiers Inc. (a)	3,634	106,658
Journal Communications Inc. Class A	8,723	109,997
Journal Register Co.	9,571	69,868
K-Swiss Inc. Class A	5,677	174,511

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
K2 Inc. (a)	9,036	$119,185
Kellwood Co.	6,037	196,323
Kelly Services Inc. Class A	3,924	113,561
Kenexa Corp. (a)	2,978	99,048
Kenneth Cole Productions Inc.	2,255	54,097
Kforce Inc. (a)	6,303	76,708
Kimball International Inc. Class B	7,187	174,644
Korn/Ferry International (a)	8,943	205,331
Krispy Kreme Doughnuts Inc. (a)	12,179	135,187
La-Z-Boy Inc.	11,437	135,757
Labor Ready Inc. (a)	11,525	211,253
Lakes Entertainment Inc. (a)	3,985	42,998
Lancaster Colony Corp.	5,051	223,810
Landry’s Restaurants Inc.	3,494	105,134
Lawson Products Inc.	834	38,272
Leapfrog Enterprises Inc. (a)	7,131	67,602
LECG Corp. (a)	5,269	97,371
Lee Enterprises Inc. Class A	9,358	290,660
Life Time Fitness Inc. (a)	6,212	301,344
Lifetime Brands Inc.	2,013	33,074
Lin TV Corp. (a)	6,690	66,566
Lincoln Educational Services (a)	1,342	18,104
Liquidity Services Inc. (a)	1,286	22,132
Lithia Motors Inc. Class A	3,598	103,478
Live Nation Inc. (a)	13,012	291,469
LKQ Corp. (a)	8,944	205,623
LodgeNet Entertainment Corp. (a)	3,076	76,992
Lodgian Inc. (a)	5,278	71,781
LoJack Corp. (a)	4,364	74,537
Luby’s Inc. (a)	3,857	42,003
Magna Entertainment Corp. (a)	9,510	42,890
Maidenform Brands Inc. (a)	3,670	66,500
Mannatech Inc.	3,189	46,974
Marchex Inc. Class B (a)	4,237	56,691
Marcus Corp.	4,820	123,296
MarineMax Inc. (a)	3,499	90,729
Martha Stewart Living Omnimedia Inc.	5,601	122,662
Marvel Entertainment Inc. (a)	9,659	259,924
Matthews International Corp.	6,924	272,459
MAXIMUS Inc.	4,123	126,906
McCormick & Schmick’s Seafood
Restaurants Inc. (a)	2,356	56,638
Media General Inc.	4,463	165,890
Mediacom Communications Corp.
Class A (a)	13,610	109,424
Midas Inc. (a)	4,172	95,956
Midway Games Inc. (a)	7,861	54,870
Monarch Casino & Resort Inc. (a)	1,854	44,274
Monro Muffler Brake Inc.	2,557	89,751
Morgans Hotel Group (a)	3,681	62,319
Morton’s Restaurant Group Inc. (a)	2,755	45,871
Movado Group Inc.	4,600	133,400
MPS Group Inc. (a)	23,326	330,763

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
MTR Gaming Group Inc. (a)	4,420	$54,012
Multimedia Games Inc. (a)	4,908	47,117
MWI Veterinary Supply Inc. (a)	934	30,168
National Presto Industries Inc.	1,399	83,758
Nautilus Inc.	6,852	95,928
Navigant Consulting Inc. (a)	10,787	213,151
Net 1 UEPS Technologies Inc. (a)	10,000	295,600
Netflix Inc. (a)	9,198	237,860
Netratings Inc. (a)	2,858	50,044
New York & Co. Inc. (a)	4,860	63,569
NIC Inc. (a)	6,215	30,889
Nu Skin Enterprises Inc.	11,710	213,473
O’Charley’s Inc. (a)	5,111	108,762
Oakley Inc.	6,009	120,541
On Assignment Inc. (a)	4,408	51,794
Outdoor Channel Holdings Inc. (a)	2,708	34,744
Overstock.com Inc. (a)	2,553	40,337
Oxford Industries Inc.	3,029	150,390
Pacific Sunwear of California Inc. (a)	15,091	295,482
Pantry Inc. (a)	4,605	215,698
Papa John’s International Inc. (a)	5,214	151,258
ParkerVision Inc. (a)	3,327	37,096
Parlux Fragrances Inc. (a)	2,418	13,468
Payless Shoesource Inc. (a)	13,985	458,988
PeopleSupport Inc. (a)	3,332	70,139
PEP Boys-Manny Moe & Jack	11,861	176,254
Perficient Inc. (a)	3,075	50,461
Perry Ellis International Inc. (a)	1,408	57,728
PetMed Express Inc. (a)	3,497	46,685
PF Chang’s China Bistro Inc. (a)	6,183	237,304
PHH Corp. (a)	11,415	329,551
Phillips-Van Heusen Corp.	11,446	574,246
Pier 1 Imports Inc.	18,372	109,313
Pinnacle Entertainment Inc. (a)	9,813	325,203
Playboy Enterprises Inc. (a)	4,731	54,217
Playtex Products Inc. (a)	11,414	164,247
Pre-Paid Legal Services Inc. (a)	2,426	94,929
Prestige Brands Holdings Inc. (a)	7,260	94,525
Priceline.com Inc. (a)	5,410	235,930
PriceSmart Inc. (a)	863	15,456
Primedia Inc. (a)	36,110	61,026
Private Media Group Inc. (a)	5,369	21,637
Progressive Gaming International Corp. (a)	8,300	75,281
ProQuest Co. (a)	5,371	56,127
Quiksilver Inc. (a)	24,704	389,088
Radio One Inc. Class D (a)	15,513	104,558
Rare Hospitality International Inc. (a)	7,548	248,556
RC2 Corp. (a)	4,257	187,308
Reader’s Digest Association Inc.	20,592	343,886
Red Robin Gourmet Burgers Inc. (a)	3,548	127,196
Regis Corp.	9,820	388,283
Renaissance Learning Inc.	2,288	40,566

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Rent-A-Center Inc. (a)	14,134	$417,094
Resources Connection Inc. (a)	10,294	327,761
Restoration Hardware Inc. (a)	5,593	47,596
Retail Ventures Inc. (a)	4,470	85,109
Revlon Inc. (a)	29,760	38,093
Revlon Inc. Rights (a)	29,760	1,488
Riviera Holdings Corp. (a)	1,916	46,291
Rollins Inc.	6,979	154,306
Ruby Tuesday Inc.	12,694	348,323
Rush Enterprises Inc. Class A (a)	4,241	71,758
Russ Berrie & Co. Inc. (a)	2,502	38,656
Ruth’s Chris Steak House (a)	4,036	73,778
Salem Communications Corp.	2,749	32,851
Schawk Inc.	3,691	72,122
Scholastic Corp. (a)	7,252	259,912
School Specialty Inc. (a)	4,835	181,264
Sealy Corp.	4,201	61,965
Select Comfort Corp. (a)	12,297	213,845
Shoe Carnival Inc. (a)	2,178	68,825
Shuffle Master Inc. (a)	7,748	202,998
Sinclair Broadcast Group Inc.	8,907	93,524
SIRVA Inc. (a)	10,628	36,985
Sitel Corp. (a)	9,533	40,229
Six Flags Inc. (a)	21,290	111,560
Skechers U.S.A. Inc. (a)	4,990	166,217
Sohu.com Inc. (a)	5,148	123,552
Sonic Automotive Inc.	6,306	183,126
Sonic Corp. (a)	18,298	438,237
Sotheby’s	13,053	404,904
Source Interlink Co. Inc. (a)	7,606	62,065
Spanish Broadcasting System Inc. (a)	7,500	30,825
Spectrum Brands Inc. (a)	7,378	80,420
Speedway Motorsports Inc.	2,732	104,909
Spherion Corp. (a)	13,991	103,953
Stage Stores Inc.	5,907	179,514
Stamps.com Inc. (a)	4,132	65,079
Standard Parking Corp. (a)	761	29,230
Standard Register Co.	4,163	49,956
Stanley Furniture Co. Inc.	2,360	50,622
Star Maritime Acquisition Corp. (a)	2,559	25,104
Startek Inc.	2,775	37,574
Stein Mart Inc.	5,275	69,947
Steinway Musical Instruments Inc. (a)	1,659	51,412
Steven Madden Ltd.	4,246	148,992
Stewart Enterprises Inc.	23,831	148,944
Strayer Education Inc.	3,064	324,937
Stride Rite Corp.	8,174	123,264
Sun-Times Media Group Inc.	15,457	75,894
Syms Corp. (a)	462	9,198
Synagro Technologies Inc.	12,041	53,221
Systemax Inc. (a)	2,362	41,217
Take-Two Interactive Software Inc. (a)	14,623	259,704
Talbots Inc.	4,332	104,401

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
TeleTech Holdings Inc. (a)	8,630	$206,084
Tempur-Pedic International Inc. (a)	9,891	202,370
Texas Roadhouse Inc. Class A (a)	11,250	149,175
The Finish Line Inc. Class A	8,734	124,722
The Knot Inc. (a)	3,699	97,062
The Men’s Wearhouse Inc.	10,286	393,542
The Providence Service Corp. (a)	2,249	56,517
The Steak n Shake Co. (a)	5,678	99,933
The Yankee Candle Co. Inc.	9,391	321,924
THQ Inc. (a)	12,991	422,467
Timberland Co. (a)	10,014	316,242
TiVo Inc. (a)	17,318	88,668
Topps Co. Inc.	7,818	69,580
Town Sports International Holdings Inc. (a)	1,833	30,208
Travelzoo Inc. (a)	667	19,977
Triarc Companies Inc. Class B	12,860	257,200
True Religion Apparel Inc. (a)	2,337	35,779
Trump Entertainment Resorts Inc. (a)	5,921	107,999
Tuesday Morning Corp.	7,095	110,327
Tupperware Brands Corp.	13,717	310,141
Tween Brands Inc. (a)	7,200	287,496
Under Armour Inc. Class A (a)	4,235	213,656
Unifirst Corp.	2,415	92,760
United Online Inc.	13,650	181,272
United Stationers Inc. (a)	6,583	307,360
Universal Electronics Inc. (a)	2,900	60,958
Universal Technical Institute Inc. (a)	4,584	101,811
USANA Health Sciences Inc. (a)	2,409	124,449
Vail Resorts Inc. (a)	6,366	285,324
Valassis Communications Inc. (a)	9,964	144,478
Value Line Inc.	444	20,180
ValueClick Inc. (a)	20,970	495,521
ValueVision Media Inc. Class A (a)	5,214	68,512
Vertrue Inc. (a)	2,069	79,470
Viad Corp.	4,497	182,578
Volcom Inc. (a)	2,802	82,855
Volt Information Sciences Inc. (a)	2,248	112,872
Warnaco Group Inc. (a)	9,760	247,709
Waste Connections Inc. (a)	9,157	380,473
Waste Industries USA Inc.	1,344	41,019
Waste Services Inc. (a)	11,808	116,309
Watson Wyatt Worldwide Inc.	8,995	406,124
WD-40 Co.	3,862	134,668
WebSideStory Inc. (a)	3,007	38,069
West Marine Inc. (a)	3,131	54,072
Westwood One Inc.	14,738	104,050
Wet Seal Inc. (a)	15,511	103,458
Weyco Group Inc.	704	17,494
Wireless Facilities Inc. (a)	11,848	33,767
WMS Industries Inc. (a)	5,507	191,974
Wolverine World Wide Inc.	12,115	345,520
World Fuel Services Corp.	6,173	274,452

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
World Wrestling Entertainment Inc.	4,787	$78,028
Zale Corp. (a)	10,302	290,619
Zumiez Inc. (a)	3,066	90,570

		57,199,132
Consumer Staples (1.94%)
Alliance One International Inc. (a)	18,054	127,461
Arden Group Inc. Class A	163	20,181
Boston Beer Co. Inc. (a)	2,003	72,068
Casey’s General Stores Inc.	11,095	261,287
Chiquita Brands International Inc.	8,830	141,015
Coca-Cola Bottling Co. Consolidated	657	44,959
Diamond Foods Inc.	3,840	72,999
Farmer Brothers Co.	2,000	42,700
Flowers Foods Inc.	10,473	282,666
Green Mountain Coffee Roasters Inc. (a)	840	41,353
Hain Celestial Group Inc. (a)	6,043	188,602
Imperial Sugar Co.	2,143	51,882
Ingles Markets Inc.	2,553	76,054
J&J Snack Foods Corp.	2,580	106,812
Jones Soda Co. (a)	4,600	56,580
Lance Inc.	6,161	123,713
Longs Drug Stores Corp.	6,377	270,257
M & F Worldwide Corp. (a)	2,173	54,890
Maui Land & Pineapple Co. Inc. (a)	639	21,675
Medifast Inc. (a)	2,221	27,940
Nash Finch Co.	2,910	79,443
National Beverage Corp.	1,832	25,703
Pathmark Stores Inc. (a)	11,125	124,044
Peet’s Coffee & Tea Inc. (a)	2,997	78,641
Performance Food Group Co. (a)	9,236	255,283
Pilgrim’s Pride Corp.	8,304	244,387
Premium Standard Farms Inc.	1,876	34,837
Ralcorp Holdings Inc. (a)	6,082	309,513
Reddy Ice Holdings Inc.	3,432	88,614
Ruddick Corp.	8,461	234,793
Sanderson Farms Inc.	3,496	105,894
Seaboard Corp.	73	128,845
Sensient Technology Corp.	10,133	249,272
Smart & Final Inc. (a)	3,327	62,880
Spartan Stores Inc.	3,740	78,278
The Great Atlantic & Pacific Tea Co. Inc.	4,050	104,247
Tiens Biotech Group USA Inc. (a)	361	1,419
Tootsie Roll Industries Inc.	7,120	232,824
TreeHouse Foods Inc. (a)	6,296	196,435
United Natural Foods Inc. (a)	8,850	317,892
Universal Corp.	5,153	252,549
Vector Group Ltd.	8,595	152,561
Village Super Market Inc.	182	15,559
Weis Markets Inc.	2,964	118,886

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Wild Oats Markets Inc. (a)	6,559	$ 94,319
		5,672,212
Durable Products (7.22%)
ACCO Brands Corp. (a)	9,191	243,286
Actuant Corp. Class A	6,008	286,281
Advanced Energy Industries Inc. (a)	7,170	135,298
Albany International Corp. Class A	5,940	195,485
American Ecology Corp.	2,924	54,123
American Superconductor Corp. (a)	6,503	63,794
Andrew Corp. (a)	32,458	332,045
AO Smith Corp.	3,921	147,273
Applied Industrial Technologies Inc.	9,601	252,602
ARGON ST Inc. (a)	2,672	57,555
Arris Group Inc. (a)	21,954	274,645
Astec Industries Inc. (a)	3,167	111,162
ASV Inc. (a)	4,218	68,627
Asyst Technologies Inc. (a)	11,241	82,172
ATMI Inc. (a)	7,809	238,409
Audiovox Corp. (a)	4,114	57,966
Axcelis Technologies Inc. (a)	22,063	128,627
Badger Meter Inc.	2,827	78,308
Baldor Electric Co.	6,930	231,601
Basin Water Inc. (a)	574	3,886
BE Aerospace Inc. (a)	15,761	404,743
Belden CDT Inc.	9,814	383,629
Blount International Inc. (a)	7,322	98,554
Brady Corp.	9,037	336,899
Briggs & Stratton Corp.	10,425	280,954
Brooks Automation Inc. (a)	17,239	248,242
Bucyrus International Inc. Class A	6,577	340,426
C-COR Inc. (a)	10,381	115,644
CalAmp Corp. (a)	3,819	32,232
Capstone Turbine Corp. (a)	17,462	21,478
Cascade Corp.	2,454	129,817
Cavco Industries Inc. (a)	948	33,218
Champion Enterprises Inc. (a)	15,801	147,897
Chart Industries Inc. (a)	2,610	42,308
Cognex Corp.	9,321	222,026
Cohu Inc.	5,526	111,404
Color Kinetics Inc. (a)	2,499	53,354
Columbus McKinnon Corp. (a)	3,624	76,176
CompX International Inc.	800	16,128
Credence Systems Corp. (a)	18,526	96,335
CTS Corp.	8,673	136,166
Curtiss-Wright Corp.	8,850	328,158
Cymer Inc. (a)	7,994	351,336
Darling International Inc. (a)	15,599	85,951
Dionex Corp. (a)	4,189	237,558
DXP Enterprises Inc. (a)	175	6,132
Electro Scientific Industries Inc. (a)	6,747	135,885
Emcore Corp. (a)	9,231	51,047

	Shares	Value
Common Stocks (Cont.)
Durable Products (Cont.)
EnPro Industries Inc. (a)	4,856	$161,268
Entegris Inc. (a)	28,275	305,936
ESCO Technologies Inc. (a)	5,246	238,378
Esterline Technologies Corp. (a)	5,226	210,242
Federal Signal Corp.	10,679	171,291
FEI Co. (a)	5,355	141,211
Flanders Corp. (a)	1,978	19,582
Franklin Electric Co. Inc.	4,362	224,163
Gehl Co. (a)	2,033	55,969
GenCorp Inc. (a)	11,119	155,888
General Cable Corp. (a)	10,285	449,557
GenTek Inc. (a)	1,907	65,963
Global Imaging Systems Inc. (a)	10,408	228,456
Heico Corp.	4,283	166,309
Herman Miller Inc.	13,692	497,841
Houston Wire & Cable Co. (a)	1,608	33,607
Hovnanian Enterprises Inc. (a)	10,154	344,221
InterDigital Communications Corp. (a)	11,667	391,428
Interface Inc. (a)	9,451	134,393
Intevac Inc. (a)	3,972	103,073
Itron Inc. (a)	5,284	273,923
K&F Industries Holdings Inc. (a)	3,925	89,137
Kadant Inc. (a)	3,068	74,798
Kaman Corp.	4,732	105,949
Knoll Inc.	6,140	135,080
Kulicke & Soffa Industries Inc. (a)	11,745	98,658
Levitt Corp Class A	3,711	45,423
Lindsay Corp.	3,428	111,924
Littelfuse Inc. (a)	4,897	156,116
LTX Corp. (a)	13,895	77,812
M/I Homes Inc.	2,631	100,478
MasTec Inc. (a)	8,064	93,059
Mattson Technology Inc. (a)	10,971	102,250
Measurement Specialties Inc. (a)	2,636	57,043
Meritage Homes Corp. (a)	4,591	219,083
Middleby Corp. (a)	1,356	141,933
Mine Safety Appliances Co.	6,144	225,178
MKS Instruments Inc. (a)	7,339	165,715
Mobile Mini Inc. (a)	7,292	196,446
Moog Inc. (a)	7,783	297,233
MTC Technologies Inc. (a)	1,923	45,287
NACCO Industries Inc.	1,150	157,090
Nordson Corp.	6,023	300,126
Orbital Sciences Corp. (a)	12,034	221,907
Orleans Homebuilders Inc.	448	8,422
OYO Geospace Corp. (a)	696	40,431
Palm Harbor Homes Inc. (a)	3,557	49,869
Paxar Corp. (a)	8,571	197,647
Photon Dynamics Inc. (a)	4,018	46,970
Photronics Inc. (a)	7,762	126,831
Plantronics Inc.	9,312	197,414
Powell Industries Inc. (a)	1,390	43,882
Power-One Inc. (a)	14,905	108,508

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Durable Products (Cont.)
Powerwave Technologies Inc. (a)	24,055	$155,155
Presstek Inc. (a)	6,899	43,878
Radyne Corp. (a)	2,903	31,178
RAE Systems Inc. (a)	6,795	21,744
Raser Technologies Inc. (a)	3,119	19,088
Regal-Beloit Corp.	6,131	321,939
Robbins & Myers Inc.	3,398	156,036
Rofin-Sinar Technologies Inc. (a)	3,409	206,108
Rudolph Technologies Inc. (a)	6,160	98,067
Sauer-Danfoss Inc.	2,992	96,492
Semitool Inc. (a)	3,500	46,585
Sequa Corp. (a)	1,427	164,191
Skyline Corp.	1,829	73,562
Smith & Wesson Holding Corp. (a)	6,836	70,684
Sonic Solutions (a)	4,946	80,620
Standex International Corp.	2,910	87,678
Symmetricom Inc. (a)	9,478	84,544
TAL International Group Inc.	3,230	86,209
Taser International Inc. (a)	13,059	99,379
Team Inc. (a)	1,070	37,268
Technical Olympic USA Inc.	3,909	39,755
Technitrol Inc.	9,172	219,119
Tecumseh Products Co. (a)	3,622	61,212
Teledyne Technologies Inc. (a)	7,209	289,297
Tennant Co.	4,292	124,468
The Gormann-Rupp Co.	2,483	91,797
Titan International Inc.	3,577	72,077
TransDigm Group Inc. (a)	2,067	54,796
Triumph Group Inc.	3,668	192,313
TurboChef Technologies Inc. (a)	2,646	45,035
Ultratech Inc. (a)	4,871	60,790
United Industrial Corp.	2,458	124,744
Varian Semiconductor Equipment Associates Inc. (a)	12,247	557,483
Veeco Instruments Inc. (a)	6,137	114,946
Vicor Corp.	4,537	50,406
Wabtec Corp.	9,713	295,081
Watts Water Technologies Inc.	5,341	219,569
WCI Communities Inc. (a)	7,273	139,496
Woodward Governor Co.	6,285	249,577
X-Rite Inc.	5,284	64,993
Zygo Corp. (a)	4,163	68,481
		21,093,080
Financial Services (22.55%)
1st Source Corp.	4,173	134,079
21st Century Insurance Group	6,158	108,689
Acadia Realty Trust	5,906	147,768
Accredited Home Lenders Holding Co. (a)	4,967	135,500
Advance America Cash Advance Centers Inc.	13,658	200,090

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
Advanta Corp.	4,700	$205,061
Advent Software Inc. (a)	5,332	188,166
Affirmative Insurance Holding Inc.	911	14,822
Agree Realty Corp.	1,738	59,735
Alabama National Bancorporation	2,877	197,736
Alexander’s Inc. (a)	600	251,790
Alexandria Real Estate Equities Inc.	5,526	554,810
Alfa Corp.	10,104	190,056
Amcore Financial Inc.	5,293	172,922
American Campus Communities Inc.	4,095	116,585
American Equity Investment Life Holdings Co.	11,347	147,851
American Financial Realty Trust	26,437	302,439
American Home Mortgage Investment Corp.	9,396	329,988
American Physicians Capital Inc. (a)	3,783	151,471
AmericanWest Bancorp	2,034	49,263
Ameris Bancorp	2,760	77,777
Anchor Bancorp Wisconsin Inc.	4,474	128,941
Anthracite Capital Inc.	11,331	144,244
Anworth Mortgage Asset Corp.	8,846	84,125
Apollo Investment Corp.	16,542	370,541
Arbor Realty Trust Inc.	2,445	73,570
Ares Capital Corp.	9,742	186,170
Argonaut Group Inc. (a)	6,169	215,051
Arrow Financial Corp.	2,531	62,693
Ashford Hospitality Trust Inc.	11,987	149,238
Asset Acceptance Capital Corp. (a)	3,791	63,765
Asta Funding Inc.	2,534	77,135
Avatar Holdings Inc. (a)	1,175	94,999
Baldwin & Lyons Inc.	2,266	57,874
BancFirst Corp.	1,654	89,316
BancTrust Financial Group Inc.	3,517	89,754
Bank Mutual Corp.	16,887	204,502
Bank of Granite Corp.	3,657	69,373
Bank of the Ozarks Inc.	2,305	76,203
BankAtlantic Bancorp Inc.	9,926	137,078
BankFinancial Corp.	4,257	75,817
Bankrate Inc. (a)	1,869	70,929
BankUnited Financial Corp.	6,189	173,044
Banner Corp.	2,260	100,208
Berkshire Hills Bancorp Inc.	2,118	70,868
BFC Financial Corp. (a)	3,447	22,026
BioMed Realty Trust Inc.	13,086	374,260
Boston Private Financial Holdings Inc.	7,087	199,924
Bristol West Holdings Inc.	3,812	60,344
Brookline Bancorp Inc.	13,097	172,488
Cadence Financial Corp.	2,127	46,092
Calamos Asset Management Inc. Class A	5,009	134,391
Camden National Corp.	2,196	101,280
Capital City Bank Group Inc.	2,640	93,192
Capital Corp. of the West	1,411	45,279

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
Capital Lease Funding Inc.	6,611	$76,688
Capital Southwest Corp.	519	65,519
Capital Trust Inc.	2,780	138,833
Capitol Bancorp Ltd.	2,504	115,685
Cardinal Financial Corp.	4,141	42,445
Cascade Bancorp	5,971	185,280
Cash America International Inc.	6,725	315,402
Cass Information Systems Inc.	832	30,102
Cathay General Bancorp	10,283	354,866
Cedar Shopping Centers Inc.	6,690	106,438
Centennial Bank Holdings Inc. (a)	11,968	113,217
Center Financial Corp.	2,454	58,822
Centerstate Banks of Florida Inc.	1,024	21,402
CentraCore Properties Trust	3,238	104,685
Central Pacific Financial Corp.	6,519	252,676
Charter Financial Corp.	800	41,216
CharterMac	10,590	227,367
Chemical Financial Corp.	5,577	185,714
Chittenden Corp.	9,351	286,982
Citizens Banking Corp.	8,906	236,009
Citizens First Bancorp Inc.	1,632	50,168
City Bank	3,895	139,441
City Holding Co.	3,800	155,382
Clayton Holdings Inc. (a)	1,203	22,508
Clifton Savings Bancorp Inc.	389	4,742
CNA Surety Corp. (a)	3,023	64,995
Coastal Financial Corp.	6,127	102,627
CoBiz Inc.	3,520	77,581
Cohen & Steers Inc.	2,349	94,359
Columbia Bancorp	1,522	40,257
Columbia Banking Systems Inc.	3,077	108,064
Commerce Group Inc.	11,049	328,708
Community Bancorp NV (a)	914	27,594
Community Bank System Inc.	6,669	153,387
Community Banks Inc.	5,838	162,063
Community Trust Bancorp Inc.	3,207	133,187
CompuCredit Corp. (a)	4,225	168,197
Consolidated-Tomoka Land Co.	1,490	107,876
Corporate Office Properties Trust	7,224	364,595
Corus Bankshares Inc.	7,973	183,937
Cousins Properties Inc.	7,972	281,172
Crawford & Co.	6,408	46,778
Credit Acceptance Corp. (a)	2,250	74,993
Crescent Real Estate Equities Co.	15,813	312,307
Crystal River Capital Inc.	1,100	28,083
CVB Financial Corp.	12,296	177,800
CyberSource Corp. (a)	6,286	69,272
Darwin Professional Underwriters Inc. (a)	571	13,390
Deerfield Triarc Capital Corp.	10,114	171,230
Delphi Financial Group Inc.	8,277	334,887
Deluxe Corp.	4,631	116,701
DiamondRock Hospitality Co.	12,743	229,501

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
Digital Realty Trust Inc.	3,244	$111,042
Dime Community Bancshares	7,452	104,403
Direct General Corp.	4,380	90,403
Dollar Financial Corp. (a)	2,145	59,760
Donegal Group Inc.	2,137	41,864
Doral Financial Corp.	18,699	53,666
Downey Financial Corp.	4,276	310,352
EastGroup Properties Inc.	5,207	278,887
Education Realty Trust Inc.	5,496	81,176
eFunds Corp. (a)	10,332	284,130
Electro Rent Corp. (a)	4,030	67,301
EMC Insurance Group Inc.	1,379	47,051
Enstar Group Inc. (a)	497	47,662
Enterprise Financial Services Corp.	1,672	54,474
Entertainment Properties Trust	5,697	332,933
Equity Inns Inc.	10,784	172,113
Equity Lifestyle Properties Inc.	4,674	254,406
Equity One Inc.	8,642	230,396
Euronet Worldwide Inc. (a)	7,164	212,699
Extra Space Storage Inc.	10,968	200,276
Farmers Capital Bank Corp.	2,132	72,765
FBL Financial Group Inc.	2,632	102,859
Federal Agricultural Mortgage Corp. Class C	2,848	77,266
FelCor Lodging Trust Inc.	12,771	278,919
Fidelity Bankshares Inc.	5,895	233,855
Fieldstone Investment Corp.	10,223	44,777
Financial Federal Corp.	6,120	179,989
First Acceptance Corp. (a)	3,296	35,333
First Bancorp (North Carolina)	2,385	52,088
First BanCorp (Puerto Rico)	13,830	131,800
First Busey Corp.	2,920	67,306
First Cash Financial Services Inc. (a)	6,181	159,902
First Charter Corp.	6,755	166,173
First Commonwealth Financial Corp.	15,434	207,279
First Community Bancorp (CA)	4,361	227,949
First Community Bancshares Inc.	2,481	98,148
First Financial Bancorp	8,035	133,461
First Financial Bankshares Inc.	4,383	183,472
First Financial Corp. Indiana	2,948	104,507
First Financial Holdings Inc.	3,007	117,814
First Indiana Corp.	3,395	86,097
First Industrial Realty Trust Inc.	9,041	423,932
First Merchants Corp.	3,557	96,715
First Midwest Bancorp Inc.	10,601	410,047
First Niagara Financial Group Inc.	26,430	392,750
First Place Financial Corp. Ohio	2,670	62,718
First Potomac Realty Trust	4,666	135,827
First Regional Bancorp (a)	1,341	45,715
First Republic Bank	4,812	188,053
First South Bancorp Inc.	1,543	49,206
First State Bancorporation	2,998	74,201
FirstFed Financial Corp. (a)	3,413	228,569

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
FirstMerit Corp.	17,320	$418,105
Flagstar Bancorp Inc.	7,650	113,526
Flushing Financial Corp.	3,870	66,061
FNB Corp. (PA)	11,454	209,265
FNB Corp. (VA)	1,400	58,170
FPIC Insurance Group Inc. (a)	1,833	71,432
Franklin Bank Corp. (a)	4,265	87,603
Franklin Street Properties Corp.	11,619	244,580
Fremont General Corp.	13,119	212,659
Friedman Billings Ramsey Group Inc.	30,254	242,032
Frontier Financial Corp.	8,632	252,313
GAMCO Investors Inc.	1,858	71,459
GB&T Bancshares Inc.	2,592	57,465
Getty Realty Corp.	4,299	132,839
GFI Group Inc. (a)	2,461	153,222
Glacier Bancorp Inc.	10,743	262,559
Gladstone Capital Corp.	2,249	53,661
Gladstone Investment Corp.	2,002	30,651
Glimcher Realty Trust	8,490	226,768
Global Cash Access Holdings Inc. (a)	7,094	115,136
GMH Communities Trust	7,821	79,383
Gramercy Capital Corp.	3,506	108,300
Great American Financial Resources Inc.	3,261	75,166
Great Southern Bancorp Inc.	2,520	74,365
Greater Bay Bancorp	10,356	272,673
Greene County Bancshares Inc.	1,837	72,984
Greenhill & Co. Inc.	3,609	266,344
H&E Equipment Services Inc. (a)	2,479	61,405
Hancock Holding Co.	6,036	318,942
Hanmi Financial Corp.	7,950	179,114
Harleysville Group Inc.	5,091	177,269
Harleysville National Corp.	6,484	125,206
Harris & Harris Group Inc. (a)	4,007	48,445
Healthcare Realty Trust Inc.	9,906	391,683
Heartland Financial USA Inc.	2,886	83,261
Heartland Payment Systems Inc.	3,026	85,485
Heritage Commerce Corp.	2,529	67,373
Hersha Hospitality Trust	6,983	79,187
Highland Hospitality Corp.	12,241	174,434
Highwoods Properties Inc.	10,597	431,934
Hilb Rogal & Hobbs Co.	7,246	305,202
Home Bancshares Inc.	2,166	52,071
Home Federal Bancorp Inc.	299	5,131
Home Properties Inc.	6,910	409,556
HomeBanc Corp.	11,240	47,545
Horace Mann Educators Corp.	9,608	194,082
Horizon Financial Corp.	1,637	39,386
HouseValues Inc. (a)	2,018	11,361
Huron Consulting Group Inc. (a)	3,863	175,148
IBERIABANK Corp.	1,951	115,207
IMPAC Mortgage Holdings Inc.	16,054	141,275
Independence Holding Co.	641	13,993

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
Independent Bank Corp. (MA)	3,051	$109,928
Independent Bank Corp. (MI)	5,355	135,428
Infinity Property & Casualty Corp.	4,650	225,013
Inland Real Estate Corp.	13,848	259,235
Innkeepers USA Trust	8,183	126,837
Integra Bank Corp.	3,758	103,420
Interactive Data Corp.	6,821	163,977
Interchange Financial Services Corp.	3,772	86,718
International Bancshares Corp.	9,921	306,658
International Securities Exchange Holdings Inc.	7,786	364,307
Intervest Bancshares Corp. (a)	781	26,874
Investors Bancorp Inc. (a)	9,357	147,186
Investors Real Estate Trust	8,373	85,907
Irwin Financial Corp.	4,272	96,675
ITLA Capital Corp.	1,001	57,968
James River Group Inc. (a)	1,473	47,607
Jer Investors Trust Inc.	5,844	120,795
Kansas City Life Insurance Co.	1,029	51,532
Kearny Financial Corp.	3,222	51,745
Kite Realty Group Trust	5,816	108,294
KKR Financial Corp.	16,538	443,053
KNBT Bancorp Inc.	5,843	97,753
Knight Capital Group Inc. (a)	25,204	483,161
LaBranche & Co. Inc. (a)	11,613	114,156
Lakeland Bancorp Inc.	3,037	45,251
Lakeland Financial Corp.	2,400	61,272
LandAmerica Financial Group Inc.	3,533	222,968
LaSalle Hotel Properties	8,042	368,726
Lexington Corporate Properties Trust	10,684	239,642
Longview Fibre Co.	13,988	307,037
LTC Properties Inc.	4,218	115,194
Luminent Mortgage Capital Inc.	7,770	75,447
Macatawa Bank Corp.	3,048	64,800
MAF Bancorp Inc.	6,288	281,011
Maguire Properties Inc.	8,081	323,240
MainSource Financial Group Inc.	3,088	52,311
MarketAxess Holdings Inc. (a)	6,670	90,512
Marlin Business Services Inc. (a)	1,721	41,356
MB Financial Inc.	6,077	228,556
MBT Financial Corp.	3,195	48,947
MCG Capital Corp.	11,083	225,207
McGrath Rentcorp	4,226	129,442
Meadowbrook Insurance Group Inc. (a)	4,943	48,886
Medallion Financial Corp.	2,260	27,956
Medical Properties Trust Inc.	8,394	128,428
Mercantile Bank Corp.	1,681	63,374
MetroCorp Bancshares Inc.	802	16,874
MFA Mortgage Investments Inc.	15,396	118,395
Mid-America Apartment Communities Inc.	4,803	274,924
Mid-State Bancshares	5,523	200,982
Midland Co.	2,099	88,053

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
Midwest Banc Holdings Inc.	3,307	$78,541
Morningstar Inc. (a)	2,824	127,221
MortgageIT Holdings Inc.	6,721	99,135
Move Inc. (a)	27,287	150,351
MVC Capital Inc.	2,871	38,357
Nara Bancorp Inc.	4,152	86,860
NASB Financial Inc.	1,288	53,259
National Financial Partners Corp.	7,565	332,633
National Health Investors Inc.	6,437	212,421
National Interstate Corp.	3,252	79,024
National Penn Bancshares Inc.	9,896	200,394
National Retail Properties Inc.	11,463	263,076
National Western Life Insurance Co.	400	92,056
Nationwide Health Properties Inc.	17,069	515,825
Navigators Group Inc. (a)	2,633	126,858
NBT Bancorp Inc.	7,609	194,106
Netbank Inc.	11,231	52,112
NewAlliance Bancshares Inc.	20,545	336,938
Newcastle Investment Corp.	9,709	304,086
NGP Capital Resources Co.	3,754	62,880
Northern Empire Bancshares (a)	2,161	63,836
NorthStar Realty Finance Corp.	9,736	161,326
Northwest Bancorp Inc.	2,921	80,211
Novastar Financial Inc.	7,005	186,683
NYMAGIC Inc.	1,234	45,164
OceanFirst Financial Corp.	3,690	84,612
Ocwen Financial Corp. (a)	8,551	135,619
Odyssey Re Holdings Corp.	2,367	88,289
Ohio Casualty Corp.	13,129	391,375
Old National Bancorp	14,434	273,091
Old Second Bancorp Inc.	3,260	95,518
Omega Financial Corp.	2,624	83,758
Omega Healthcare Investors Inc.	10,993	194,796
Online Resources Corp. (a)	3,802	38,818
Open Solutions Inc. (a)	3,804	143,183
optionsXpress Holdings Inc.	4,390	99,609
Oriental Financial Group Inc.	4,655	60,282
Pacific Capital Bancorp	9,334	313,436
Park National Corp.	2,364	234,036
Parkway Properties Inc.	3,495	178,280
Partners Trust Financial Group Inc.	12,685	147,653
Pennfed Financial Services Inc.	2,872	55,487
Pennsylvania Real Estate Investment Trust	7,421	292,239
Penson Worldwide Inc. (a)	872	23,902
Peoples Bancorp Inc.	2,565	76,181
PFF Bancorp Inc.	5,249	181,143
Phoenix Co. Inc.	22,432	356,444
PICO Holdings Inc. (a)	2,922	101,598
Pinnacle Financial Partners Inc. (a)	3,033	100,635
Piper Jaffray Co. (a)	4,530	295,129
Placer Sierra Bancshares	2,386	56,715
PMA Capital Corp. (a)	5,628	51,890

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
Portfolio Recovery Associates Inc. (a)	3,489	$162,901
Post Properties Inc.	8,412	384,428
Potlatch Corp.	7,891	345,784
Preferred Bank	631	37,917
Premierwest Bancorp	4,121	65,771
Presidential Life Corp.	4,502	98,819
PrivateBancorp Inc.	3,769	156,903
ProAssurance Corp. (a)	7,096	354,232
Prosperity Bancshares Inc.	4,997	172,446
Provident Bankshares Corp.	6,897	245,533
Provident Financial Services Inc.	15,513	281,251
Provident New York Bancorp	7,980	119,540
PS Business Parks Inc.	3,930	277,890
QC Holdings, Inc. (a)	878	14,013
R&G Financial Corp. Class B	6,171	47,208
RAIT Investment Trust	5,992	206,604
Ramco-Gershenson Properties Trust	3,737	142,529
Realty Income Corp.	18,953	524,998
Redwood Trust Inc.	4,366	253,577
Renasant Corp.	3,738	114,495
Republic Bancorp Inc.	17,188	231,350
Republic Bancorp Inc. (Kentucky)	1,389	34,850
Republic Property Trust	3,936	45,421
Resource America Inc.	3,464	91,450
Rewards Network Inc. (a)	4,522	31,428
RLI Corp.	4,812	271,493
Rockville Financial Inc.	1,779	31,755
Roma Financial Corp. (a)	1,569	25,983
Royal Bancshares of Pennsylvania Inc.	281	7,385
S&T Bancorp Inc.	5,946	206,148
Safety Insurance Group Inc.	2,804	142,191
Sanders Morris Harris Group Inc.	1,455	18,580
Sandy Spring Bancorp Inc.	2,977	113,662
Santander BanCorp	1,863	33,255
Saul Centers Inc.	3,342	184,445
SCBT Financial Corp.	1,848	77,117
SCPIE Holdings Inc. (a)	1,535	40,125
Seabright Insurance Holdings (a)	2,677	48,213
Seacoast Banking Corp. of Florida	2,970	73,656
Security Bank Corp. (Georgia)	2,901	66,201
Selective Insurance Group Inc.	5,806	332,626
Senior Housing Properties Trust	13,009	318,460
Shore Bancshares Inc.	1,213	36,584
Sierra Bancorp	887	26,025
Signature Bank (a)	5,989	185,539
Simmons First National Corp.	2,940	92,757
Smithtown Bancorp Inc.	1,129	30,618
Southside Bancshares Inc.	1,757	45,208
Southwest Bancorp Inc.	3,288	91,604
Sovran Self Storage Inc.	3,730	213,654
Spirit Finance Corp.	19,751	246,295
State Auto Financial Corp.	2,612	90,715
State National Bancshares Inc.	2,168	83,446

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
Sterling Bancorp NY	5,023	$98,953
Sterling Bancshares Inc. TX	13,672	178,009
Sterling Financial Corp. PA	5,546	131,274
Sterling Financial Corp. WA	7,825	264,563
Stewart Information Services Corp.	3,762	163,120
Stifel Financial Corp. (a)	2,456	96,349
Strategic Hotels & Resorts Inc.	14,844	323,451
Suffolk Bancorp	2,500	95,325
Sun Bancorp Inc. (New Jersey) (a)	2,810	59,207
Sun Communities Inc.	4,293	138,921
Sunstone Hotel Investors Inc.	11,426	305,417
Superior Bancorp (a)	2,313	26,229
Susquehanna Bancshares Inc.	10,424	280,197
SVB Financial Group (a)	7,353	342,797
SWS Group Inc.	4,306	153,724
SY Bancorp Inc.	3,299	92,372
Tanger Factory Outlet Centers Inc.	6,964	272,153
Tarragon Corp.	2,135	25,983
Taylor Capital Group Inc.	733	26,835
Technology Investment Capital Corp.	4,615	74,486
Texas Capital Bancshares Inc. (a)	4,531	90,076
Texas United Bancshares Inc.	1,998	68,611
The Bancorp Inc. (a)	1,793	53,073
The BISYS Group Inc. (a)	24,394	314,927
The Mills Corp.	11,713	234,260
TheStreet.com Inc.	3,182	28,320
Thomas Weisel Partners Group Inc. (a)	1,731	36,524
TierOne Corp.	5,285	167,059
TNS Inc. (a)	5,069	97,578
Tompkins Trustco Inc.	2,345	106,580
Tower Group Inc.	3,282	101,972
TradeStation Group Inc. (a)	5,184	71,280
Triad Guaranty Inc. (a)	2,232	122,470
Trico Bancshares	2,400	65,304
Trustco Bank Corp. NY	16,513	183,625
Trustmark Corp.	9,905	323,993
Trustreet Properties Inc.	13,241	223,111
U-Store-It Trust	9,610	197,485
UCBH Holdings Inc.	19,011	333,833
UMB Financial Corp.	5,898	215,336
Umpqua Holdings Corp.	11,291	332,294
Union Bankshares Corp.	2,550	78,005
United Bankshares Inc.	7,424	286,938
United Community Banks Inc.	6,409	207,139
United Community Financial Corp.	6,815	83,416
United Fire & Casualty Co.	4,007	141,247
United PanAm Financial Corp. (a)	1,625	22,360
United Security Bancshares	1,100	26,510
Universal American Financial Corp. (a)	7,592	141,515
Universal Health Realty Income Trust	3,690	143,836
Univest Corp. of Pennsylvania	2,362	71,994
Urstadt Biddle Properties Inc.	4,525	86,382
USB Holding Co. Inc.	3,612	87,049

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
USI Holdings Corp. (a)	9,331	$143,324
Vineyard National Bancorp	1,282	29,512
Virginia Commerce Bancorp (a)	2,724	54,153
Virginia Financial Group Inc.	2,400	67,176
W Holding Co. Inc.	20,940	124,802
Waddell & Reed Financial Inc.	17,987	492,124
Washington Real Estate Investment Trust	10,227	409,080
Washington Trust Bancorp Inc.	2,810	78,371
Wauwatosa Holdings Inc. (a)	1,638	29,189
WesBanco Inc.	4,478	150,147
West Bancorporation Inc.	2,949	52,433
West Coast Bancorp (Oregon)	3,410	118,122
Westamerica Bancorporation	6,683	338,360
Western Alliance Bancorp (a)	2,651	92,175
Westfield Financial Inc.	1,364	47,194
Williams Scotsman International Inc. (a)	6,059	118,878
Willow Grove Bancorp Inc.	2,592	38,673
Wilshire Bancorp Inc.	3,218	61,045
Winston Hotels Inc.	5,936	78,652
Winthrop Realty Trust	2,970	20,345
Wintrust Financial Corp.	5,153	247,447
World Acceptance Corp. (a)	3,745	175,828
Wright Express Corp. (a)	8,206	255,781
WSFS Financial Corp.	1,900	127,167
Yardville National Bancorp	2,149	81,060
Zenith National Insurance Corp.	7,436	348,823
		65,871,839
Health Care (11.10%)
Abaxis Inc. (a)	4,211	81,062
Abiomed Inc. (a)	4,713	66,453
Acadia Pharmaceuticals Inc. (a)	4,283	37,648
Adams Respiratory Therapeutics Inc. (a)	6,297	256,981
Adeza Biomedical Corp. (a)	2,622	39,094
Adolor Corp. (a)	9,490	71,365
Advanced Magnetics Inc. (a)	1,484	88,624
ADVENTRX Pharmaceuticals Inc. (a)	15,648	46,162
Affymetrix Inc. (a)	13,861	319,635
Air Methods Corp. (a)	1,867	52,127
Akorn Inc. (a)	8,495	53,094
Albany Molecular Research Inc. (a)	6,083	64,236
Alexion Pharmaceuticals Inc. (a)	6,940	280,307
Align Technology Inc. (a)	11,801	164,860
Alkermes Inc. (a)	19,816	264,940
Alliance Imaging Inc. (a)	5,240	34,846
Allscripts Healthcare Solution Inc. (a)	9,706	261,965
Alnylam Pharmaceuticals Inc. (a)	6,494	138,972
Alpharma Inc.	8,830	212,803
Altus Pharmaceuticals Inc. (a)	1,103	20,792

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Amedisys Inc. (a)	4,607	$151,432
American Medical Systems Holdings Inc. (a)	14,367	266,077
American Oriental Bioengineering Inc. (a)	8,559	99,884
AMERIGROUP Corp. (a)	10,595	380,255
Amsurg Corp. (a)	6,561	150,903
Anadys Pharmaceuticals Inc. (a)	4,476	22,022
Analogic Corp.	2,699	151,522
Angiodynamics Inc. (a)	2,208	47,450
Applera Corp. - Celera Genomics Group (a)	16,826	235,396
Apria Healthcare Group Inc. (a)	9,623	256,453
Arena Pharmaceuticals Inc. (a)	10,230	132,069
Ariad Pharmaceuticals Inc. (a)	11,990	61,629
Array Biopharma Inc. (a)	9,688	125,169
Arrow International Inc.	4,653	164,623
Arthrocare Corp. (a)	5,553	221,676
Aspect Medical Systems Inc. (a)	3,206	60,305
Atherogenics Inc. (a)	9,636	95,493
Auxilium Pharmaceuticals Inc. (a)	6,911	101,523
AVANIR Pharmaceuticals (a)	6,718	15,519
AVI BioPharma Inc. (a)	10,883	34,608
Bentley Pharmaceuticals Inc. (a)	3,806	38,707
Bio-Rad Laboratories Inc. (a)	3,741	308,707
Bio-Reference Labs Inc. (a)	2,005	45,092
BioCryst Pharmaceuticals Inc. (a)	6,200	71,672
Bioenvision Inc. (a)	7,070	32,805
BioMarin Pharmaceutical Inc. (a)	18,177	297,921
Biosite Inc. (a)	3,614	176,544
Bradley Pharmaceuticals Inc. (a)	2,570	52,891
Bruker BioSciences Corp. (a)	7,785	58,465
Cadence Pharmaceuticals Inc. (a)	847	10,435
Cambrex Corp.	6,070	137,910
Candela Corp. (a)	5,467	67,627
Capital Senior Living Corp. (a)	3,478	36,902
Caraco Pharmaceutical Laboratories Inc. (a)	2,208	30,912
Cell Genesys Inc. (a)	9,941	33,700
Centene Corp. (a)	8,926	219,312
Cepheid Inc. (a)	10,103	85,876
Cerus Corp. (a)	4,814	28,210
Coley Pharmaceutical Group Inc. (a)	2,955	28,634
Combinatorx Inc. (a)	4,917	42,581
Computer Programs & Systems Inc.	1,713	58,225
Conceptus Inc. (a)	4,203	89,482
Conmed Corp. (a)	6,417	148,361
Conor Medsystems Inc. (a)	6,276	196,627
Corvel Corp. (a)	2,100	99,897
Cotherix Inc. (a)	3,398	45,839
Cubist Pharmaceuticals Inc. (a)	11,282	204,317
CV Therapeutics Inc. (a)	11,134	155,431

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Cyberonics Inc. (a)	4,573	$94,387
Cypress Bioscience Inc. (a)	6,588	51,057
Cytokinetics Inc. (a)	4,038	30,204
Datascope Inc.	2,422	88,258
deCODE genetics Inc. (a)	11,966	54,206
Dendreon Corp. (a)	16,522	68,897
DepoMed Inc. (a)	7,614	26,268
Dexcom Inc. (a)	2,986	29,442
Digene Corp. (a)	3,660	175,387
Diversa Corp. (a)	5,480	59,622
DJO Inc. (a)	4,628	198,171
Durect Corp. (a)	13,012	57,773
Eclipsys Corp. (a)	10,158	208,848
Emeritus Corp. (a)	938	23,309
Emisphere Technologies Inc. (a)	4,091	21,641
Encysive Pharmaceuticals Inc. (a)	12,926	54,418
Enzo Biochem Inc. (a)	6,053	86,376
Enzon Pharmaceuticals Inc. (a)	10,170	86,547
eResearch Technology Inc. (a)	10,352	69,669
ev3 Inc. (a)	3,269	56,325
Exelixis Inc. (a)	17,432	156,888
Five Star Quality Care Inc. (a)	5,825	64,949
Foxhollow Technologies Inc. (a)	4,085	88,154
Genesis HealthCare Corp. (a)	4,288	202,522
Genitope Corp. (a)	4,238	14,918
Genomic Health Inc. (a)	2,472	45,979
Genta Inc. (a)	22,610	10,005
Gentiva Health Services Inc. (a)	5,079	96,806
Geron Corp. (a)	14,658	128,697
Greatbatch Inc. (a)	4,859	130,804
GTx Inc. (a)	1,965	35,056
Haemonetics Corp. (a)	5,392	242,748
Hana Biosciences Inc. (a)	7,111	45,297
Healthcare Services Group Inc.	5,726	165,825
HealthExtras Inc. (a)	5,728	138,045
Healthspring Inc. (a)	4,071	82,845
HealthTronics Inc. (a)	8,062	53,693
Healthways Inc. (a)	7,253	346,041
Hi-Tech Pharmacal Co. Inc. (a)	1,865	22,697
Hologic Inc. (a)	10,909	515,778
Horizon Health Corp. (a)	3,473	67,967
Human Genome Sciences Inc. (a)	28,454	353,968
Hythiam Inc. (a)	5,362	49,545
I-Flow Corp. (a)	6,140	91,793
ICOS Corp. (a)	13,865	468,498
ICU Medical Inc. (a)	2,946	119,843
Idenix Pharmaceuticals Inc. (a)	6,098	52,992
Illumina Inc. (a)	9,472	372,344
Immucor Inc. (a)	14,787	432,224
Incyte Corp. (a)	17,709	103,421
Indevus Pharmaceuticals Inc. (a)	10,729	76,176
Integra LifeSciences Holdings Corp. (a)	4,654	198,214
InterMune Inc. (a)	7,007	215,465

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
IntraLase Corp. (a)	4,822	$107,916
Invacare Corp.	6,206	152,357
Inverness Medical Innovations Inc. (a)	5,816	225,079
IRIS International Inc. (a)	2,906	36,761
Isis Pharmaceuticals Inc. (a)	18,910	210,279
Kendle International Inc. (a)	2,253	70,857
Kensey Nash Corp. (a)	2,164	68,815
Keryx Biopharmaceuticals Inc. (a)	9,273	123,331
Kindred Healthcare Inc. (a)	6,739	170,160
KV Pharmaceutical Co. (a)	8,226	195,614
Kyphon Inc. (a)	9,115	368,246
Landauer Inc.	2,101	110,239
LCA-Vision Inc.	4,310	148,092
Lexicon Genetics Inc. (a)	13,789	49,778
LHC Group Inc. (a)	1,925	54,882
Lifecell Corp. (a)	6,974	168,352
Luminex Corp. (a)	6,896	87,579
Magellan Health Services Inc. (a)	7,396	319,655
MannKind Corp. (a)	5,423	89,425
Martek Biosciences Corp. (a)	6,568	153,297
Matria Healthcare Inc. (a)	4,976	142,960
Maxygen Inc. (a)	6,920	74,528
Medarex Inc. (a)	24,997	369,706
Medcath Corp. (a)	1,553	42,490
Medical Action Industries Inc. (a)	1,444	46,555
Medicines Co. (a)	10,633	337,279
Medicis Pharmaceutical Corp.	11,406	400,693
Mentor Corp.	7,858	384,020
Meridian Bioscience Inc.	4,433	108,741
Merit Medical Systems Inc. (a)	5,181	82,067
Metabasis Therapeutics Inc. (a)	3,883	29,200
MGI Pharma Inc. (a)	16,124	296,843
Molecular Devices Corp. (a)	3,456	72,818
Molina Healthcare Inc. (a)	2,671	86,834
Momenta Pharmaceuticals Inc. (a)	4,304	67,702
Monogram Biosciences Inc. (a)	22,344	39,772
Myriad Genetics Inc. (a)	8,111	253,874
Nabi Biopharmaceuticals (a)	13,137	89,069
Nastech Pharmaceutical Co. Inc. (a)	4,200	63,546
National Healthcare Corp.	1,800	99,360
Natus Medical Inc. (a)	4,092	67,968
NBTY Inc. (a)	11,373	472,776
Nektar Therapeutics (a)	18,487	281,187
Neurocrine Biosciences Inc. (a)	7,498	78,129
Neurometrix Inc. (a)	2,404	35,844
New River Pharmaceuticals Inc. (a)	3,169	173,376
Nighthawk Radiology Holdings Inc. (a)	907	23,129
Northfield Laboratories Inc. (a)	5,228	21,278
Northstar Neuroscience Inc. (a)	2,307	33,175
Novavax Inc. (a)	17,180	70,438
Noven Pharmaceuticals Inc. (a)	5,363	136,488
NPS Pharmaceuticals Inc. (a)	10,809	48,965
NuVasive Inc. (a)	7,263	167,775

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Nuvelo Inc. (a)	10,934	$43,736
NxStage Medical Inc. (a)	2,164	18,134
Odyssey HealthCare Inc. (a)	8,465	112,246
Omnicell Inc. (a)	5,553	103,452
Onyx Pharmaceuticals Inc. (a)	8,803	93,136
Option Care Inc.	5,803	82,693
OraSure Technologies Inc. (a)	10,376	85,706
OSI Pharmaceuticals Inc. (a)	11,717	409,861
Osiris Therapeutics Inc. (a)	532	13,470
Owens & Minor Inc.	8,074	252,474
Pain Therapeutics Inc. (a)	6,766	60,217
Palomar Medical Technologies Inc. (a)	3,734	189,202
Panacos Pharmaceuticals Inc. (a)	10,049	40,296
Par Pharmaceutical Cos Inc. (a)	7,490	167,551
Parexel International Corp. (a)	6,168	178,687
Penwest Pharmaceutical Co. (a)	4,460	74,125
Per-Se Technologies Inc. (a)	7,156	198,794
Peregrine Pharmaceuticals Inc. (a)	31,652	36,716
Perrigo Co.	15,981	276,471
Pharmanet Development Group Inc. (a)	3,765	83,094
Pharmion Corp. (a)	5,367	138,147
Phase Forward Inc. (a)	6,245	93,550
PolyMedica Corp.	5,608	226,619
Pozen Inc. (a)	5,400	91,746
PRA International (a)	3,601	90,997
Progenics Pharmaceuticals Inc. (a)	4,780	123,037
PSS World Medical Inc. (a)	15,040	293,731
Psychiatric Solutions Inc. (a)	10,828	406,267
Quality Systems Inc.	3,348	124,780
Quidel Corp. (a)	6,131	83,504
Radiation Therapy Services Inc. (a)	2,822	88,949
Regeneron Pharmaceutical Inc. (a)	9,922	199,135
RehabCare Group Inc. (a)	3,964	58,865
Renovis Inc. (a)	4,512	14,258
Replidyne Inc. (a)	1,632	9,368
Res-Care Inc. (a)	4,554	82,655
Rigel Pharmaceuticals Inc. (a)	5,136	60,964
Salix Pharmaceuticals Ltd. (a)	10,254	124,791
Sangamo BioSciences Inc. (a)	4,735	31,251
Santarus Inc. (a)	11,623	91,008
Savient Pharmaceuticals Inc. (a)	13,554	151,940
Sciele Pharma Inc. (a)	6,014	144,336
Sirna Therapeutics Inc. (a)	7,893	102,688
Sirona Dental Systems Inc.	3,893	149,919
Solexa Inc. (a)	4,002	52,626
Somaxon Pharmaceuticals Inc. (a)	991	14,062
SonoSite Inc. (a)	3,456	106,894
Spectranetics Corp. (a)	5,734	64,737
Stereotaxis Inc. (a)	4,198	43,323
STERIS Corp.	14,186	357,062
Sun Healthcare Group Inc. (a)	3,750	47,363
Sunrise Senior Living Inc. (a)	9,022	277,156
SuperGen Inc. (a)	12,498	63,490

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
SurModics Inc. (a)	3,380	$105,186
Symbion Inc. (a)	3,833	70,949
Symmetry Medical Inc. (a)	7,158	98,995
Tanox Inc. (a)	5,970	118,803
Telik Inc. (a)	11,478	50,848
ThermoGenesis Corp. (a)	14,764	63,633
Thoratec Corp. (a)	11,086	194,892
Trimeris Inc. (a)	4,008	50,942
Trubion Pharmaceuticals Inc. (a)	711	12,805
United Surgical Partners International Inc. (a)	9,121	258,580
United Therapeutics Corp. (a)	4,987	271,143
Valeant Pharmaceuticals International	19,081	328,956
Ventana Medical Systems Inc. (a)	6,650	286,149
Viasys Healthcare Inc. (a)	6,977	194,100
ViroPharma Inc. (a)	14,662	214,652
Visicu Inc. (a)	1,116	12,499
VistaCare Inc. Class A (a)	2,846	28,887
Vital Images Inc. (a)	2,350	81,780
Vital Signs Inc.	1,233	61,551
Volcano Corp. (a)	1,844	30,223
West Pharmaceutical Services Inc.	6,569	336,530
Wright Medical Group Inc. (a)	7,211	167,872
Xenoport Inc. (a)	4,094	100,508
Young Innovations Inc.	881	29,337
Zoll Medical Corp. (a)	2,443	142,280
ZymoGenetics Inc. (a)	7,664	119,328

		32,434,064

Materials & Processes (8.54%)
A. Schulman Inc.	7,612	169,367
Aaon Inc.	2,100	55,188
Acuity Brands Inc.	9,260	481,890
AEP Industries Inc. (a)	1,269	67,650
Affordable Residential Communities (a)	5,591	65,135
AK Steel Holding Corp. (a)	24,860	420,134
Alico Inc.	700	35,441
AM Castle & Co.	2,147	54,641
AMCOL International Corp.	4,867	135,011
American Vanguard Corp.	3,191	50,737
Ameron International Corp.	2,237	170,840
Ampco-Pittsburgh Corp.	1,373	45,968
AMREP Corp.	461	56,472
Apogee Enterprises Inc.	5,880	113,543
AptarGroup Inc.	6,979	412,040
Arch Chemicals Inc.	5,202	173,279
Balchem Corp.	1,903	48,869
Barnes Group Inc.	7,645	166,279
Beacon Roofing Supply Inc. (a)	8,887	167,253
Bluegreen Corp. (a)	3,876	49,729
BlueLinx Holdings Inc.	2,332	24,253
Bowater Inc.	11,270	253,575

	Shares	Value
Common Stocks (Cont.)
Materials & Processes (Cont.)
Brookfield Homes Corp.	3,387	$127,182
Brush Engineered Materials Inc. (a)	4,752	160,475
Buckeye Technologies Inc. (a)	6,119	73,306
Builders Firstsource Inc. (a)	2,655	47,339
Building Materials Holding Corp.	5,984	147,745
Cabot Microelectronics Corp. (a)	5,235	177,676
Calgon Carbon Corp. (a)	6,895	42,749
California Coastal Communities Inc. (a)	1,935	41,506
Caraustar Industries Inc. (a)	6,462	52,278
Century Aluminum Co. (a)	4,516	201,639
Ceradyne Inc. (a)	5,630	318,095
CF Industries Holdings Inc.	10,945	280,630
Chaparral Steel Co.	9,422	417,112
Chesapeake Corp.	4,435	75,484
China BAK Battery Inc. (a)	5,353	34,902
CIRCOR International Inc.	3,578	131,635
Clarcor Inc.	10,549	356,662
Clean Harbors Inc. (a)	3,243	156,994
Cleveland-Cliffs Inc.	8,880	430,147
Coeur d’Alene Mines Corp. (a)	57,863	286,422
Comfort Systems USA Inc.	8,227	103,989
Compass Minerals International Inc.	6,358	200,658
Delta & Pine Land Co.	8,182	330,962
Deltic Timber Corp.	2,486	138,669
Drew Industries Inc. (a)	3,792	98,630
Dycom Industries Inc. (a)	10,264	216,776
Dynamic Materials Corp.	2,593	72,863
ElkCorp	4,649	191,027
EMCOR Group Inc. (a)	6,624	376,574
Encore Wire Corp. (a)	4,904	107,937
Energy Conversion Devices Inc. (a)	8,034	272,995
EnerSys (a)	9,376	150,016
ENGlobal Corp. (a)	2,647	17,020
Ferro Corp.	9,029	186,810
Genlyte Group Inc. (a)	5,224	408,047
Georgia Gulf Corp.	7,283	140,635
Gibraltar Industries Inc.	5,149	121,053
Glatfelter	8,697	134,803
Gold Kist Inc. (a)	10,196	214,320
Goodman Global Inc. (a)	4,649	79,963
GrafTech International Ltd. (a)	22,152	153,292
Granite Construction Inc.	7,157	360,140
Graphic Packaging Corp. (a)	13,034	56,437
Greif Inc.	3,281	388,470
Griffon Corp. (a)	6,174	157,437
HB Fuller Co.	12,492	322,543
Hecla Mining Co. (a)	26,746	204,874
Hercules Inc. (a)	24,049	464,386
Hexcel Corp. (a)	19,003	330,842
Infrasource Services Inc. (a)	5,291	115,185
Innerworkings Inc. (a)	2,401	38,320
Innospec Inc.	2,646	123,171
Insituform Technologies Inc. (a)	6,255	161,754

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Materials & Processes (Cont.)
Insteel Industries Inc.	2,943	$52,356
Integrated Electrical Services Inc. (a)	3,010	53,548
Interline Brands Inc. (a)	5,549	124,686
Jacuzzi Brands Inc. (a)	16,491	204,983
Kaydon Corp.	5,748	228,425
Koppers Holdings Inc.	1,691	44,084
Kronos Worldwide Inc.	1,333	43,402
L.B. Foster Co. (a)	2,105	54,541
Ladish Co. Inc. (a)	2,978	110,424
Lamson & Sessions Co. (a)	2,845	69,020
Layne Christensen Co. (a)	2,544	83,520
LSI Industries Inc.	3,668	72,810
MacDermid Inc.	6,355	216,705
Medis Technologies Ltd. (a)	4,644	80,945
Mercer International Inc.-SBI (a)	5,765	68,431
Metal Management Inc.	5,377	203,519
MGP Ingredients Inc.	2,308	52,184
Minerals Technologies Inc.	3,980	233,984
Mueller Industries Inc.	8,098	256,707
Mueller Water Products Inc.	20,051	298,158
Myers Industries Inc.	5,005	78,378
NCI Building Systems Inc. (a)	4,496	232,668
Neenah Paper Inc.	3,551	125,421
Newkirk Realty Trust Inc.	3,993	72,034
NewMarket Corp.	3,704	218,721
NL Industries Inc.	2,829	29,252
NN Inc.	2,400	29,832
Nuco2 Inc. (a)	3,339	82,106
Olin Corp.	14,669	242,332
Olympic Steel Inc.	1,653	36,746
OM Group Inc. (a)	6,046	273,763
Omnova Solutions Inc. (a)	9,441	43,240
Oregon Steel Mills Inc. (a)	7,746	483,428
Perini Corp. (a)	4,570	140,665
PGT Inc. (a)	2,169	27,438
Pioneer Companies Inc. (a)	2,214	63,453
PolyOne Corp. (a)	20,012	150,090
PW Eagle Inc.	2,475	85,387
Quanex Corp.	7,483	258,837
Raven Industries Inc.	3,363	90,128
RBC Bearings Inc. (a)	4,281	122,693
Resource Capital Corp.	1,063	18,018
Rock-Tenn Co.	6,469	175,375
Rockwood Holdings Inc. (a)	6,672	168,535
Royal Gold Inc.	3,579	128,772
RTI International Metals Inc. (a)	5,039	394,151
Ryerson Inc.	5,256	131,873
SAIC Inc. (a)	14,906	265,178
Schnitzer Steel Industries Inc.	4,389	174,243
Schweitzer-Mauduit International Inc.	3,607	93,962
Senomyx Inc. (a)	6,797	88,293
Shiloh Industries Inc. (a)	164	3,108
Silgan Holdings Inc.	4,992	219,249

	Shares	Value
Common Stocks (Cont.)
Materials & Processes (Cont.)
Simpson Manufacturing Co. Inc.	7,527	$238,230
Spartech Corp.	6,088	159,627
Steel Technologies Inc.	2,058	36,118
Stepan Co.	1,373	43,483
Sterling Construction Co. Inc. (a)	1,488	32,379
Stillwater Mining Co. (a)	10,526	131,470
Superior Essex Inc. (a)	3,902	129,741
Symyx Technologies Inc. (a)	6,713	144,934
Tejon Ranch Co. (a)	1,924	107,436
Terra Industries Inc. (a)	19,040	228,099
Texas Industries Inc.	4,711	302,588
The Andersons Inc.	2,923	123,906
Tredegar Corp.	7,219	163,222
Trex Co. Inc. (a)	2,368	54,204
Tronox Inc. Class B	8,545	134,926
UAP Holding Corp.	10,187	256,509
Universal Forest Products Inc.	3,617	168,625
US Concrete Inc. (a)	6,775	48,238
USEC Inc. (a)	18,311	232,916
Valley National Gases Inc. (a)	323	8,543
Valmont Industries Inc.	3,664	203,315
Washington Group International Inc. (a)	6,168	368,785
Watsco Inc.	5,577	263,011
Wausau Paper Corp.	9,963	149,345
Wheeling-Pittsburgh Corp. (a)	2,010	37,647
Worthington Industries Inc.	15,780	279,622
WR Grace & Co. (a)	14,063	278,447
Xerium Technologies Inc.	4,525	44,300
Zoltek Companies Inc. (a)	3,264	64,203

		24,951,540

Oil & Gas (4.50%)
Allis-Chalmers Energy Inc. (a)	3,774	86,953
Alon USA Energy Inc.	2,585	68,011
Alpha Natural Resources Inc. (a)	10,157	144,534
Arena Resources Inc. (a)	2,485	106,134
ATP Oil & Gas Corp. (a)	4,344	171,892
Atwood Oceanics Inc. (a)	5,500	269,335
Aurora Oil & Gas Corp. (a)	14,193	45,560
Aventine Renewable Energy Holdings Inc. (a)	6,323	148,970
Basic Energy Services Inc. (a)	2,676	65,963
Berry Petroleum Co.	7,678	238,095
Bill Barrett Corp. (a)	5,860	159,451
Bois d’Arc Energy Inc. (a)	3,890	56,911
Brigham Exploration Co. (a)	10,466	76,507
Bronco Drilling Co. Inc. (a)	2,280	39,193
Callon Petroleum Co. (a)	4,612	69,318
CARBO Ceramics Inc.	4,134	154,488
Carrizo Oil & Gas Inc. (a)	4,577	132,825
Clayton Williams Energy Inc. (a)	1,425	51,742
Complete Production Services Inc. (a)	5,443	115,392

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Oil & Gas (Cont.)
Comstock Resources Inc. (a)	8,815	$273,794
Dawson Geophysical Co. (a)	1,330	48,452
Delek US Holdings Inc.	1,880	30,813
Delta Petroleum Corp. (a)	11,271	261,036
Dril-Quip Inc. (a)	4,376	171,364
Edge Petroleum Corp. (a)	3,371	61,487
Encore Acquisition Co. (a)	10,885	267,009
Energy Partners Ltd. (a)	7,883	192,503
Evergreen Solar Inc. (a)	13,988	105,889
EXCO Resources Inc. (a)	11,122	188,073
Exploration Co. of Delaware (a)	5,610	74,837
FuelCell Energy Inc. (a)	9,957	64,322
Gasco Energy Inc. (a)	14,482	35,481
GeoGlobal Resources Inc. (a)	6,013	47,202
Geomet Inc. (a)	2,627	27,321
Giant Industries Inc. (a)	3,086	231,296
GMX Resources Inc. (a)	1,560	55,380
Goodrich Petroleum Corp. (a)	2,606	94,285
Grey Wolf Inc. (a)	40,399	277,137
Gulf Island Fabrication Inc.	2,700	99,630
Hanover Compressor Co. (a)	20,862	394,083
Harvest Natural Resources Inc. (a)	8,515	90,515
Hercules Offshore Inc. (a)	4,209	121,640
Hornbeck Offshore Services Inc. (a)	4,984	177,929
Houston Exploration Co. (a)	5,514	285,515
Hydril (a)	3,939	296,173
Input/Output Inc. (a)	14,134	192,646
James River Coal Co. (a)	3,427	31,803
Lone Star Technologies Inc. (a)	6,421	310,841
Lufkin Industries Inc.	2,978	172,962
Mariner Energy Inc. (a)	15,035	294,686
Markwest Hydrocarbon Inc.	1,493	72,485
Matrix Service Co. (a)	4,949	79,679
McMoRan Exploration Co. (a)	5,939	84,453
Meridian Resource Corp. (a)	17,737	54,807
Metretek Technologies Inc. (a)	3,045	37,514
NATCO Group Inc. (a)	3,133	99,880
Newpark Resources Inc. (a)	17,316	124,848
Oil States International Inc. (a)	10,068	324,492
Pacific Ethanol Inc. (a)	5,375	82,721
Parallel Petroleum Corp. (a)	7,586	133,286
Parker Drilling Co. (a)	22,138	180,868
Penn Virginia Corp.	4,279	299,701
PetroHawk Energy Corp. (a)	30,994	356,431
Petroleum Development Corp. (a)	3,588	154,463
Petroquest Energy Inc. (a)	8,556	109,003
Pioneer Drilling Co. (a)	8,643	114,779
Plug Power Inc. (a)	15,276	59,424
PrimeEnergy Corp. (a)	212	13,674
Quest Resource Corp. (a)	4,250	42,925
RAM Energy Resources Inc. (a)	4,527	24,944
Rosetta Resources Inc. (a)	10,573	197,398
RPC Inc.	10,720	180,954

	Shares	Value
Common Stocks (Cont.)
Oil & Gas (Cont.)
Stone Energy Corp. (a)	4,962	$175,407
SulphCo Inc. (a)	6,761	31,912
Superior Well Services Inc. (a)	2,581	65,970
Swift Energy Co. (a)	6,110	273,789
Syntroleum Corp. (a)	7,549	26,120
Tetra Tech Inc. (a)	12,592	227,789
Toreador Resources Corp. (a)	2,859	73,676
Transmeridian Exploration Inc. (a)	13,603	46,930
Trico Marine Services Inc. (a)	2,055	78,727
Union Drilling Inc. (a)	2,169	30,540
Universal Compression Holdings Inc. (a)	6,570	408,063
VAALCO Energy Inc. (a)	11,183	75,485
Veritas DGC Inc. (a)	7,415	634,947
W-H Energy Services Inc. (a)	6,189	301,342
Warren Resources Inc. (a)	11,621	136,198
Western Refining Inc.	5,127	130,533
Westmoreland Coal Co. (a)	1,125	22,129
Whiting Petroleum Corp. (a)	8,214	382,772

		13,128,436

Technology (13.71%)
@Road Inc. (a)	10,738	78,387
3Com Corp. (a)	80,442	330,617
3D Systems Corp. (a)	2,708	43,220
Acacia Research - Acacia Technologies (a)	5,115	68,439
Access Integrated Technologies Inc. (a)	2,686	23,422
Acme Packet Inc. (a)	558	11,517
Actel Corp. (a)	6,191	112,429
Actuate Corp. (a)	9,210	54,707
Adaptec Inc. (a)	24,212	112,828
Adtran Inc.	13,963	316,960
Advanced Analogic Technologies Inc. (a)	7,946	42,829
Aeroflex Inc. (a)	14,642	171,604
Agile Software Corp. (a)	11,074	68,105
Agilysys Inc.	6,388	106,935
Altiris Inc. (a)	4,945	125,504
American Reprographics Co. (a)	5,510	183,538
American Science & Engineering Inc. (a)	2,007	119,437
AMIS Holdings Inc. (a)	10,103	106,789
Amkor Technology Inc. (a)	21,010	196,233
ANADIGICS Inc. (a)	11,215	99,365
Anaren Inc. (a)	5,020	89,155
Anixter International Inc. (a)	6,768	367,502
Ansoft Corp. (a)	3,692	102,638
Ansys Inc. (a)	6,835	297,254
Applied Micro Circuits Corp. (a)	58,895	209,666
Ariba Inc. (a)	14,630	113,236
Art Technology Group Inc. (a)	26,855	62,572

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Technology (Cont.)
Aspen Technology Inc. (a)	10,682	$117,716
Atheros Communications (a)	10,835	231,002
Audible Inc. (a)	4,806	38,112
Avanex Corp. (a)	29,405	55,575
Avid Technology Inc. (a)	8,679	323,380
Avocent Corp. (a)	10,215	345,778
BearingPoint Inc. (a)	37,804	297,517
Bel Fuse Inc.	2,350	81,756
Benchmark Electronics Inc. (a)	12,985	316,315
Black Box Corp.	3,630	152,424
Blackbaud Inc.	8,900	231,400
Blackboard Inc. (a)	5,760	173,030
Blue Coat Systems Inc. (a)	3,804	91,106
Bookham Inc. (a)	9,696	39,463
Borland Software Corp. (a)	17,494	95,167
Bottomline Technologies Inc. (a)	5,258	60,204
Broadwing Corp. (a)	15,988	249,733
Brocade Communications Systems Inc. (a)	58,390	479,382
CACI International Inc. (a)	6,627	374,425
Carrier Access Corp. (a)	3,425	22,468
Cbeyond Inc. (a)	3,321	101,589
Checkpoint Systems Inc. (a)	8,406	169,801
Chordiant Software Inc. (a)	13,591	44,986
Ciber Inc. (a)	11,916	80,790
Cirrus Logic Inc. (a)	18,121	124,672
Cogent Communications Group Inc. (a)	5,355	86,858
Coherent Inc. (a)	6,529	206,121
CommScope Inc. (a)	11,891	362,438
Commvault Systems Inc. (a)	1,028	20,570
COMSYS IT Partners Inc. (a)	3,278	66,248
Comtech Group Inc. (a)	2,650	48,204
Comtech Telecommunications Corp. (a)	4,655	177,216
Concur Technologies Inc. (a)	5,835	93,593
Conexant Systems Inc. (a)	100,366	204,747
Convera Corp. (a)	4,557	20,917
Covansys Corp. (a)	6,172	141,647
CPI International Inc. (a)	747	11,205
CSG Systems International Inc. (a)	10,931	292,186
Cubic Corp.	3,573	77,534
Daktronics Inc.	8,008	295,095
DealerTrack Holdings Inc. (a)	2,431	71,520
Dendrite International Inc. (a)	8,069	86,419
Digi International Inc. (a)	4,320	59,573
Digital Insight Corp. (a)	7,663	294,949
Digital River Inc. (a)	8,148	454,577
Digitas Inc. (a)	18,672	250,392
Diodes Inc. (a)	3,947	140,040
Ditech Networks Inc. (a)	6,645	45,983
DivX Inc. (a)	1,053	24,293
DSP Group Inc. (a)	6,214	134,844
Eagle Test Systems Inc. (a)	1,935	28,212
Echelon Corp. (a)	6,800	54,400

	Shares	Value
Common Stocks (Cont.)
Technology (Cont.)
eCollege.com Inc. (a)	3,810	$59,627
EDO Corp.	3,549	84,253
Electronics for Imaging Inc. (a)	12,678	336,981
Emageon Inc. (a)	3,629	55,741
EMS Technologies Inc. (a)	3,386	67,822
Emulex Corp. (a)	17,312	337,757
Epicor Software Corp. (a)	10,426	140,855
EPIQ Systems Inc. (a)	2,947	50,011
Equinix Inc. (a)	5,886	445,099
eSpeed Inc. (a)	5,972	52,136
Essex Corp. (a)	3,550	84,880
Exar Corp. (a)	9,648	125,424
Excel Technology Inc. (a)	2,261	57,859
Extreme Networks Inc. (a)	23,871	100,019
FalconStor Software Inc. (a)	7,660	66,259
Finisar Corp. (a)	46,968	151,707
First Solar Inc. (a)	1,416	42,197
Flir Systems Inc. (a)	14,113	449,217
Formfactor Inc. (a)	9,376	349,256
Foundry Networks Inc. (a)	30,066	450,389
Gartner Inc. (a)	13,623	269,599
Gateway Inc. (a)	59,134	118,859
Genesis Microchip Inc. (a)	7,324	74,265
Gerber Scientific Inc. (a)	4,955	62,235
Harmonic Inc. (a)	16,117	117,171
Herley Industries Inc. (a)	2,500	40,475
Hittite Microwave Corp. (a)	2,555	82,578
Hutchinson Technology Inc. (a)	5,357	126,264
Hypercom Corp. (a)	10,454	66,383
Hyperion Solutions Corp. (a)	12,027	432,250
I.D. Systems Inc. (a)	2,116	39,823
i2 Technologies Inc. (a)	3,640	83,065
iGate Corp. (a)	4,500	30,960
IHS Inc. (a)	4,628	182,713
II-VI Inc. (a)	5,190	145,009
Imation Corp.	7,025	326,171
Infocrossing Inc. (a)	4,006	65,298
Informatica Corp. (a)	19,047	232,564
Innovative Solutions & Support Inc. (a)	2,682	45,674
InPhonic Inc. (a)	4,797	53,199
Integral Systems Inc.	2,327	53,917
Inter-Tel Inc.	4,842	107,299
Intermec Inc. (a)	10,346	251,097
Internet Capital Group Inc. (a)	10,730	110,090
InterVoice Inc. (a)	8,226	63,011
Interwoven Inc. (a)	9,466	138,866
Ionatron Inc. (a)	7,517	30,820
iRobot Corp. (a)	1,851	33,429
Ixia (a)	9,654	92,678
IXYS Corp. (a)	5,453	48,532
j2 Global Communications Inc. (a)	10,251	279,340
Jack Henry & Associates Inc.	15,865	339,511
JDA Software Group Inc. (a)	6,519	89,767

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Technology (Cont.)
Jupitermedia Corp. (a)	3,630	$28,750
Kanbay International Inc. (a)	7,087	203,893
Keane Inc. (a)	10,923	130,093
Kemet Corp. (a)	19,185	140,050
Komag Inc. (a)	6,237	236,258
Kopin Corp. (a)	14,780	52,765
Kronos Inc. (a)	6,774	248,877
L-1 Identity Solutions Inc. (a)	13,244	200,382
Lattice Semiconductor Corp. (a)	26,509	171,778
Lawson Software Inc. (a)	24,882	183,878
Lightbridge Inc. (a)	4,743	64,220
Lionbridge Technologies Inc. (a)	14,135	91,029
Loral Space & Communications Inc. (a)	2,059	83,842
Macrovision Corp. (a)	10,561	298,454
Magma Design Automation Inc. (a)	6,186	55,241
Manhattan Associates Inc. (a)	6,403	192,602
ManTech International Corp. (a)	3,812	140,396
Mapinfo Corp. (a)	4,393	57,329
Maxwell Technologies Inc. (a)	2,431	33,912
McDATA Corp. (a)	32,009	177,650
Mentor Graphics Corp. (a)	17,540	316,246
Mercury Computer Systems Inc. (a)	4,775	63,794
Merge Technologies Inc. (a)	6,896	45,238
Methode Electronics Inc.	7,655	82,904
Micrel Inc. (a)	14,305	154,208
MICROS Systems Inc. (a)	8,384	441,837
Microsemi Corp. (a)	14,303	281,054
MicroStrategy Inc. (a)	2,754	313,984
Microtune Inc. (a)	10,783	50,680
Mindspeed Technologies Inc. (a)	25,734	49,152
MIPS Technologies Inc. (a)	8,453	70,160
Mobility Electronics Inc. (a)	5,610	18,794
Monolithic Power Systems Inc. (a)	3,637	40,407
MoSys Inc. (a)	3,224	29,822
MRV Communications Inc. (a)	25,245	89,367
MTS Systems Corp.	4,421	170,739
Multi-Fineline Electronix Inc. (a)	1,433	29,076
Neoware Inc. (a)	4,944	65,310
Ness Technologies Inc. (a)	5,853	83,464
Netgear Inc. (a)	7,563	198,529
Netlogic Microsystems Inc. (a)	3,463	75,112
NetScout Systems Inc. (a)	4,042	33,549
Newport Corp. (a)	9,538	199,821
Nextest Systems Corp. (a)	582	6,559
Novatel Wireless Inc. (a)	6,071	58,707
Nuance Communications Inc. (a)	25,936	297,227
Omniture Inc. (a)	2,959	41,663
Omnivision Technologies Inc. (a)	12,302	167,922
ON Semiconductor Corp. (a)	31,146	235,775
Openwave Systems Inc. (a)	19,410	179,154
Oplink Communications Inc. (a)	4,561	93,774
OPNET Technologies Inc. (a)	1,828	26,415
Opsware Inc. (a)	17,456	153,962

	Shares	Value
Common Stocks (Cont.)
Technology (Cont.)
Optical Communication Products Inc. (a)	5,452	$8,941
OSI Systems Inc. (a)	3,260	68,232
Packeteer Inc. (a)	7,597	103,319
Palm Inc. (a)	18,943	266,907
Parametric Technology Corp. (a)	23,798	428,840
Park Electrochemical Corp.	4,627	118,683
PDF Solutions Inc. (a)	4,950	71,528
Pegasystems Inc.	1,660	16,384
Pericom Semiconductor Corp. (a)	4,853	55,664
Perot Systems Corp. (a)	16,874	276,565
Plexus Corp. (a)	9,724	232,209
PLX Technology Inc. (a)	4,846	63,192
Polycom Inc. (a)	18,526	572,639
PortalPlayer Inc. (a)	5,616	75,535
Progress Software Corp. (a)	8,211	229,333
QAD Inc.	2,688	22,552
Quantum Corp. (a)	41,194	95,570
Quest Software Inc. (a)	13,424	196,662
Rackable Systems Inc. (a)	5,777	178,914
Radiant Systems Inc. (a)	6,039	63,047
Radisys Corp. (a)	4,488	74,815
RealNetworks Inc. (a)	24,155	264,256
Redback Networks Inc. (a)	13,026	324,868
RF Micro Devices Inc. (a)	41,239	280,013
RightNow Technologies Inc. (a)	2,770	47,699
Rogers Corp. (a)	3,490	206,433
S1 Corp. (a)	17,187	94,700
Safeguard Scientifics Inc. (a)	20,360	49,271
SafeNet Inc. (a)	5,455	130,593
Sapient Corp. (a)	18,229	100,077
SAVVIS Inc. (a)	6,660	237,829
Scansource Inc. (a)	5,632	171,213
Secure Computing Corp. (a)	9,933	65,160
Semtech Corp. (a)	14,588	190,665
SI International Inc. (a)	2,869	93,013
Sigma Designs Inc. (a)	5,808	147,814
Silicon Image Inc. (a)	17,024	216,545
Silicon Storage Technology Inc. (a)	19,095	86,118
Sirenza Microdevices Inc. (a)	5,796	45,557
SiRF Technology Holdings Inc. (a)	10,539	268,955
Skyworks Solutions Inc. (a)	33,221	235,205
Smith Micro Software Inc. (a)	3,737	53,028
SonicWALL Inc. (a)	12,457	104,888
Sonus Networks Inc. (a)	52,226	344,169
SPSS Inc. (a)	3,950	118,776
SRA International Inc. (a)	7,753	207,315
Staktek Holdings Inc. (a)	660	3,399
Standard Microsystems Corp. (a)	4,526	126,637
Stratasys Inc. (a)	2,083	65,427
Stratex Networks Inc. (a)	22,908	110,646
SunPower Corp. Class A (a)	2,009	74,675
Supertex Inc. (a)	2,250	88,312

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Technology (Cont.)
Sybase Inc. (a)	19,185	$473,869
Sycamore Networks Inc. (a)	38,016	142,940
Sykes Enterprises Inc. (a)	6,492	114,519
Synaptics Inc. (a)	5,239	155,546
Synchronoss Technologies Inc. (a)	2,500	34,300
Syniverse Holdings Inc. (a)	5,164	77,408
SYNNEX Corp. (a)	2,607	57,198
Syntel Inc.	1,389	37,225
Taleo Corp. (a)	1,861	25,440
Talx Corp.	6,649	182,515
Techwell Inc. (a)	1,603	25,744
Tekelec (a)	12,096	179,384
Terremark Worldwide Inc. (a)	8,681	58,336
Tessera Technologies Inc. (a)	10,004	403,561
TIBCO Software Inc. (a)	43,699	412,519
Transaction Systems Architects Inc. (a)	8,146	265,315
Transmeta Corp. (a)	33,422	37,098
TranSwitch Corp. (a)	30,091	42,127
Trident Microsystems Inc. (a)	12,092	219,833
TriQuint Semiconductor Inc. (a)	30,310	136,395
TriZetto Group Inc. (a)	9,327	171,337
TTM Technologies Inc. (a)	9,371	106,173
Tyler Technologies Inc. (a)	9,374	131,798
Ulticom Inc. (a)	2,460	23,591
Ultimate Software Group Inc. (a)	5,307	123,441
Universal Display Corp. (a)	4,950	74,299
UTStarcom Inc. (a)	24,517	214,524
VA Software Corp. (a)	10,858	54,616
Varian Inc. (a)	6,743	302,019
VASCO Data Security International Inc. (a)	5,715	67,723
Verint Systems Inc. (a)	2,781	95,333
ViaSat Inc. (a)	5,029	149,914
Vignette Corp. (a)	7,075	120,770
Virage Logic Corp. (a)	4,469	41,517
Volterra Semiconductor Corp. (a)	3,764	56,460
Vonage Holdings Corp. (a)	7,227	50,155
WebEx Communications Inc. (a)	8,604	300,194
webMethods Inc. (a)	11,142	82,005
Websense Inc. (a)	9,956	227,295
Wind River Systems Inc. (a)	15,279	156,610
Witness Systems Inc. (a)	6,990	122,535
Zhone Technologies Inc. (a)	27,125	35,534
Zoran Corp. (a)	9,600	139,968

		40,060,535

Telecommunications (1.19%)
Alaska Communications Systems Group Inc.	8,151	123,814
Atlantic Tele-Network Inc.	750	21,975
Centennial Communications Corp.	4,340	31,205
Cincinnati Bell Inc. (a)	54,384	248,535

	Shares	Value
Common Stocks (Cont.)
Telecommunications (Cont.)
Commonwealth Telephone
Enterprises Inc.	4,733	$198,123
Consolidated Communications
Holdings Inc.	4,067	85,000
CT Communications Inc.	3,973	91,061
Dobson Communications Corp. (a)	30,686	267,275
Eschelon Telecom Inc. (a)	1,549	30,686
FairPoint Communications Inc.	6,126	116,088
FiberTower Corp. (a)	24,543	144,313
General Communication Inc. Class A (a)	10,992	172,904
Golden Telecom Inc.	4,180	195,791
IDT Corp. Class B (a)	10,343	135,286
Iowa Telecommunications Service Inc.	6,861	135,230
iPCS Inc. (a)	3,270	181,027
North Pittsburgh Systems Inc.	3,186	76,910
NTELOS Holdings Corp. (a)	3,010	53,819
Premiere Global Services Inc. (a)	16,217	153,088
RCN Corp. (a)	5,651	170,378
Shenandoah Telecommunications Co.	1,600	75,216
SureWest Communications	3,514	96,776
Time Warner Telecom Inc. (a)	27,829	554,632
USA Mobility Inc.	5,606	125,406

		3,484,538

Utilities & Energy (3.24%)
Allete Inc.	5,446	253,457
American States Water Co.	3,874	149,614
Aquila Inc. (a)	75,285	353,840
Atlas America Inc. (a)	3,726	189,914
Avista Corp.	11,156	282,358
Black Hills Corp.	6,753	249,456
California Water Service Group	4,151	167,700
Cascade Natural Gas Corp.	2,786	72,213
CH Energy Group Inc.	3,726	196,733
Cleco Corp.	11,570	291,911
Crosstex Energy Inc.	6,405	202,974
Duquesne Light Holdings Inc.	18,141	360,099
El Paso Electric Co. (a)	10,936	266,510
Empire District Electric Co.	6,968	172,040
EnergySouth Inc.	1,800	72,180
Evergreen Energy Inc. (a)	14,399	142,406
Headwaters Inc. (a)	8,604	206,152
Idacorp Inc.	9,197	355,464
International Coal Group Inc. (a)	22,655	123,470
ITC Holdings Corp.	2,754	109,885
Laclede Group Inc.	4,929	172,663
MGE Energy Inc.	3,939	144,089
New Jersey Resources Corp.	5,670	275,449
Nicor Inc.	6,739	315,385
Northwest Natural Gas Co.	5,415	229,813
NorthWestern Corp.	7,055	249,606
Ormat Technologies Inc.	1,507	55,488

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares or principal amount	Value
Common Stocks (Cont.)
Utilities & Energy (Cont.)
Otter Tail Corp.	6,139	$191,291
Peoples Energy Corp.	8,041	358,387
Piedmont Natural Gas Co. Inc.	15,746	421,205
Pike Electric Corp. (a)	3,152	51,472
PNM Resources Inc.	14,190	441,309
Portland General Electric Co.	4,941	134,642
Rentech Inc. (a)	28,541	107,600
SJW Corp.	3,882	150,466
South Jersey Industries Inc.	7,100	237,211
Southwest Gas Corp.	7,714	295,986
Southwest Water Co.	3,892	53,554
UIL Holdings Corp.	5,449	229,893
Unisource Energy Corp.	7,134	260,605
VeraSun Energy (a)	3,804	75,129
Westar Energy Inc.	17,880	464,165
WGL Holdings Inc.	10,151	330,720

		9,464,504

Total Common Stocks
(cost $224,205,825)		283,757,856

Short-term Investments (2.90%)
U.S. Treasury Bills,
4.815%, 03/22/2007 (b)	$8,575,000	8,484,517

Total Short-term Investments
(cost $8,482,729)		8,484,517

TOTAL INVESTMENTS (100.03%)
(cost $232,688,554)		292,242,373
LIABILITIES, NET OF OTHER ASSETS (-0.03%)		(85,999)

NET ASSETS (100.00%)		$292,156,374

(a)	Non-income producing security.

(b)	At December 31, 2006, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2006

	Shares	Value
Common Stocks (99.28%) (a)
Australia (5.54%)
ABC Learning Centres Ltd.	10,075	$66,622
AGL Energy Ltd. (b)	12,931	165,151
Alinta Ltd.	15,187	141,697
Alumina Ltd.	33,907	169,274
Amcor Ltd.	25,724	147,025
AMP Ltd.	52,913	420,386
Ansell Ltd.	5,217	46,270
APN News & Media Ltd.	7,974	38,013
Aristocrat Leisure Ltd.	9,841	123,049
Australia & New Zealand Banking Group Ltd	52,280	1,160,375
Australian Stock Exchange	4,863	146,118
AXA Asia Pacific Holdings	24,556	140,752
Babcock & Brown Ltd.	6,177	120,358
BHP Billiton Ltd.	99,443	1,977,840
Billabong International Ltd.	4,111	56,368
Bluescope Steel	21,227	143,945
Boral Ltd.	17,910	107,391
Brambles Ltd. (b)	46,381	467,937
Caltex Australian Ltd.	4,281	77,585
Centro Properties Group	22,727	163,114
CFS Retail Property Trust	42,893	78,866
Challenger Financial Service	13,847	44,865
Coca-Cola Amatil Ltd.	14,114	86,277
Cochlear Ltd.	1,423	64,942
Coles Group Ltd.	34,161	376,817
Commonwealth Bank of Australia	36,762	1,431,595
Commonwealth Property Office	35,774	41,482
Computershare Ltd.	12,356	86,413
CSL Ltd.	5,146	264,859
CSR Ltd.	27,982	82,730
DB RREEF Trust	71,145	99,471
Downer Edi Ltd.	7,006	38,579
Foster’s Group Ltd.	59,741	325,780
Futuris Corp. Ltd.	14,491	22,450
Goodman Fielder Ltd.	29,539	51,668
GPT Group	54,468	240,396
Harvey Norman Holdings Ltd.	13,901	41,592
Iluka Resources Ltd.	6,645	34,781
ING Industrial Fund	20,392	38,039
Insurance Australia Group Ltd.	45,834	228,913
Investa Property Group	40,599	80,367
James Hardie Industries Ltd.	14,248	107,286
John Fairfax Holdings Ltd.	26,931	102,552
Leighton Holdings Ltd.	4,775	76,081
Lend Lease Corp. Ltd.	10,206	148,204
Lion Nathan Ltd.	7,514	48,233
Macquarie Airports	17,111	48,534
Macquarie Bank Ltd.	6,961	432,666
Macquarie Communications Infrastructure Group	7,433	36,856
Macquarie Goodman Group	38,958	232,958
Macquarie Infrastructure Grp.	68,680	186,993

	Shares	Value
Common Stocks (Cont.)
Australia (Cont.)
Macquarie Office Trust	54,067	$65,540
Mayne Pharma Ltd.	18,392	59,017
Mirvac Group	28,118	123,681
Multiplex Group	20,140	63,284
National Australia Bank Ltd.	45,676	1,454,179
Newcrest Mining Ltd.	9,618	199,193
Onesteel Ltd.	18,539	68,364
Orica Ltd.	9,036	172,748
Origin Energy Ltd.	21,858	142,107
Pacific Brands Ltd.	15,740	32,379
Paladin Resources Ltd. (b)	11,612	81,190
Paperlinx Ltd.	12,720	39,297
Perpetual Trustees Australia	1,149	70,701
Publishing & Broadcasting	3,610	60,512
Qantas Airways Ltd.	25,282	104,207
QBE Insurance Group Ltd.	22,706	515,174
Rinker Group Ltd.	26,312	372,520
Rio Tinto Ltd.	8,044	468,312
Santos Ltd.	17,611	137,056
Sonic Healthcare Ltd.	6,818	79,954
Stockland	38,517	251,077
Suncorp-Metway Ltd.	15,949	255,612
Sydney Roads Group	22,893	23,810
Symbion Health Ltd.	18,392	54,883
Tabcorp Holding Ltd.	15,578	206,912
Tattersall’s Ltd.	30,108	92,709
Telstra Corp. Ltd.	81,949	267,797
Telstra Corp. Ltd. Inst Receipt (b)	42,480	90,200
Toll Holdings Ltd.	14,560	209,719
Tower Australia Group Ltd. (b)	5,894	14,190
Transurban Group	22,782	136,796
Wesfarmers Ltd.	10,678	316,077
Westfield Group	43,126	712,908
Westpac Banking Corp.	52,210	996,177
Woodside Petroleum Ltd.	13,254	397,075
Woolworths Ltd.	33,315	627,536
WorleyParsons Ltd.	4,972	83,495
Zinifex Ltd.	13,604	200,513

		20,307,416

Austria (0.61%)
Andritz AG	285	61,779
BETandWIN.com Interactive
Entertainment AG (b)	614	12,963
Boehler-Uddeholm	1,174	82,042
Erste Bank Der Oester Spark	5,211	398,993
Flughafen Wien AG	288	28,326
IMMOEAST Immobilien Anlagen AG (b)	7,867	110,463
Immofinanz Immobilien Anlagen AG (b)	12,797	182,243
Mayr-Melnhof Karton AG	179	33,536
Meinl European Land Ltd. (b)	4,561	117,051
Oest Elektrizatswirts AG Class A	2,180	115,971

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Austria (Cont.)
OMV AG	4,698	$266,392
Raiffeisen International Bank Holding	991	150,687
RHI AG (b)	901	46,030
Telekom Austria AG	10,442	278,825
VoestAlpine AG	2,507	141,331
Wiener Staedtische Allgemeine Versicherung AG	1,135	79,658
Wienerberger AG	1,992	118,155

		2,224,445

Belgium (1.24%)
Agfa Gevaert NV	2,844	72,483
Barco NV	307	27,965
Bekaert NV	405	50,531
Belgacom SA	5,019	220,725
Cofinimmo	189	37,967
Colruyt SA	497	106,040
Compagnie Maritime Belge SA	530	22,827
D’Ieteren NV	84	29,873
Delhaize Group	2,131	177,249
Dexia	16,266	444,507
Euronav SA	636	19,001
Fortis	33,450	1,423,822
Groupe Bruxelles Lambert SA	2,094	251,141
InBev NV	5,187	341,297
KBC GROEP NV	5,248	642,456
Mobistar SA	836	71,225
Omega Pharma SA	599	45,076
Solvay SA	1,760	269,684
UCB SA	2,453	168,104
Umicore	655	111,296

		4,533,269

Denmark (0.83%)
A P Moller-Maersk A/S	31	290,870
Bang & Olufsen Class B	395	50,792
Carlsberg A/S Class B	899	89,024
Codan A/S	387	37,529
Coloplast Class B	708	63,887
Dampskibsselskabet Torm A/S	450	29,404
Danisco A/S	1,515	128,746
Danske Bank	13,976	619,341
DSV De Sammenslut Vogn Class B	580	105,723
East Asiatic Co. Ltd. A/S	700	39,119
FLSmidth & Co. A/S (b)	1,216	77,180
GN Store Nord	6,110	90,011
H. Lundbeck A/S	1,542	42,430
Jyske Bank A/S (b)	1,743	123,294
NKT Holding A/S	538	47,461
Novo Nordisk A/S	6,860	571,219
Novozymes A/S Class B	1,549	132,829
Sydbank A/S	1,850	88,249

	Shares	Value
Common Stocks (Cont.)
Denmark (Cont.)
Topdanmark A/S (b)	514	$84,770
Trygvesta A/S	700	53,268
Vestas Wind Systems A/S (b)	5,315	223,680
William DeMant Holding (b)	774	62,679

		3,051,505

Finland (1.42%)
Amer Group	2,082	45,812
Cargotec Corp.	1,028	56,947
Elisa Corp. Class A	4,593	125,592
Fortum OYJ	12,443	353,387
KCI Konecranes OYJ	1,388	40,714
Kesko OYJ	1,987	104,815
Kone Corp. OYJ Class B	2,056	116,267
Metso OYJ	3,638	183,186
Neste Oil OYJ	3,731	113,061
Nokia OYJ	116,891	2,373,717
Nokian Renkaat OYJ	2,750	56,167
OKO Bank	2,696	45,093
Orion OYJ Class B (b)	2,045	44,381
Outokumpu OYJ	2,996	116,794
Rautaruukki OYJ	2,314	91,657
Sampo Insurance Co.	11,757	314,011
SanomaWSOY OYJ	1,789	50,310
Stora Enso OYJ R Shares	17,225	271,597
Tietoenator Corp. OYJ	2,312	74,366
UPM-Kymmene OYJ	14,893	375,221
Uponor OYJ	1,644	61,280
Wartsila OYJ Class B	1,724	92,457
YIT OYJ	3,407	93,922

		5,200,754

France (9.81%)
Accor SA	5,884	454,986
Air France	3,523	147,896
Air Liquide	3,408	807,498
Alcatel-Lucent	65,933	940,669
Alstom (b)	3,161	426,628
Atos Origin (b)	1,969	116,433
AXA	47,436	1,912,218
BIC SA	856	59,561
BNP Paribas	23,712	2,579,597
Bouygues	5,791	370,778
Business Objects SA (b)	2,599	101,951
Cap Gemini	3,630	227,111
Carrefour SA	17,116	1,035,941
Casino Guichard Perrachon	1,199	111,147
CNP Assurances	1,115	124,134
Compagnie De Saint-Gobain	8,863	742,646
Credit Agricole SA	17,019	713,404
Dassault Systemes SA	1,552	82,045
Essilor International	2,805	301,141

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Euronext	2,520	$296,818
European Aeronautic Defense	9,283	318,516
France Telecom SA	48,334	1,333,546
Gaz de France	5,689	261,162
Gecina SA	342	65,303
Groupe Danone	6,802	1,028,623
Hermes International SCA	1,859	232,397
Imerys SA	948	84,240
Klepierre	508	95,769
L’Oreal	8,183	817,991
Lafarge SA	4,261	633,380
Lagardere SCA	3,419	274,579
LVMH Moet Hennessy Louis Vuitton SA	6,940	730,056
M6 Metropole Television	1,858	66,283
Michelin Class B	4,088	390,499
Neopost SA	924	115,923
PagesJaunes SA	3,355	66,675
Pernod-Ricard	2,145	491,759
Peugeot SA	4,351	288,080
PPR SA	1,952	291,045
Publicis Groupe SA	3,766	158,637
Renault SA	5,263	630,193
Safran SA	4,878	112,852
Sanofi-Aventis	28,944	2,668,667
Schneider Electric SA	6,491	718,373
SCOR SA	26,745	78,971
Societe des Autoroutes Paris	809	64,507
Societe Generale Class A	10,391	1,757,853
Societe Television Francaise 1	3,413	126,482
Sodexho Alliance	2,848	178,394
STMicroelectronics NV	19,301	356,334
Suez SA	29,048	1,501,309
Technip-Coflexip SA	2,907	199,398
Thales SA	2,430	120,939
Thomson SA	7,396	144,460
Total SA	63,137	4,543,192
Unibail	1,275	310,950
Valeo	2,176	90,398
Vallourec SA	1,032	298,234
Veolia Environnement	8,203	625,595
Vinci SA	6,103	777,840
Vivendi	32,959	1,285,548
Zodiac SA	1,102	73,892

		35,961,446

Germany (7.12%)
Adidas-Salomon AG	5,800	288,871
Allianz SE Reg.	12,313	2,502,710
Altana AG	1,971	121,997
BASF AG	14,628	1,421,937
Bayer AG	20,743	1,107,811
Beiersdorf AG	1,383	89,422
Bilfinger Berger AG	1,074	78,282

	Shares	Value
Common Stocks (Cont.)
Germany (Cont.)
Celesio AG	2,376	$127,056
Commerzbank AG	17,666	668,026
Continental AG	3,712	430,026
DaimlerChrysler AG	26,114	1,604,302
Depfa Bank PLC	9,853	175,933
Deutsche Bank AG	14,742	1,958,534
Deutsche Boerse AG	2,891	531,257
Deutsche Lufthansa	6,549	179,441
Deutsche Post AG	22,194	668,103
Deutsche Postbank AG	2,343	197,369
Deutsche Telekom AG	80,726	1,467,201
Douglas Holding AG	835	43,111
E.On AG	17,737	2,395,291
Fresenius Medical Care	1,875	249,362
Heidelberger Druckmaschinen	1,592	75,082
Hochtief AG	1,361	98,936
Hypo Real Estate Holding	3,803	238,629
Infineon Technologies AG (b)	21,306	298,969
IVG Immobilien AG	2,488	106,497
Karstadtquelle AG (b)	1,592	45,874
Linde AG	3,075	316,847
MAN AG	3,787	340,819
Merck KGaA	1,394	144,323
Metro AG	4,208	267,639
MLP AG	1,705	33,661
Muenchener Rueckvers AG	5,560	953,758
Premiere AG (b)	1,686	28,262
Puma AG	334	129,691
QIAGEN NV (b)	4,066	62,432
Rheinmetall AG	969	73,332
RWE AG	12,709	1,393,796
Salzgitter AG	1,108	143,548
SAP AG	25,236	1,338,331
Siemens AG	24,114	2,366,558
Solarworld AG	1,100	68,553
Suedzucker AG	1,682	40,582
ThyssenKrupp AG	10,318	483,849
TUI AG (b)	6,201	123,679
Volkswagen AG	4,867	551,470
Wincor Nixdorf AG	523	80,801

		26,111,960

Greece (0.65%)
Alpha Bank AE	11,289	340,358
Bank of Piraeus	6,097	195,942
Coca-Cola Hellenic Bottling	2,970	115,878
Cosmote Mobile Telecommunication	2,750	81,153
EFG Eurobank Ergasias	6,732	243,229
Folli-Follie SA	400	15,755
Greek Org of Football Prognostics SA	6,370	245,994
Hellenic Exchanges SA	1,570	28,890
Hellenic Petroleum SA	3,019	41,404
Hellenic Technodomiki Tev SA	3,096	34,482

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Greece (Cont.)
Hellenic Telecommunications Org. (b)	8,819	$263,839
Intracom SA (b)	2,430	16,392
Motor Oil (Hellas) Corinth Refineries SA	1,010	26,025
National Bank of Greece	10,788	494,826
Public Power Corp.	3,059	77,343
Technical Olympic SA	2,490	8,310
Titan Cement Co. SA	1,870	101,587
Viohalco, Hellenic Copper and
Aluminum Industry SA	2,850	35,395

		2,366,802

Hong Kong (1.76%)
ASM Pacific Technology	6,000	33,358
Bank of East Asia Ltd.	42,005	237,117
BOC Hong Kong Holdings Ltd.	105,000	284,387
Cathay Pacific Airways Ltd.	30,000	73,791
Cheung Kong Holdings Ltd.	44,000	540,509
Cheung Kong Infrastructure	12,000	37,182
CLP Holdings Ltd.	51,283	378,539
Esprit Holdings Ltd.	28,000	311,877
Foxconn International Holdings Ltd. (b)	61,000	198,956
Giordano International Ltd.	44,000	23,963
Hang Lung Properties Ltd.	52,000	130,453
Hang Seng Bank Ltd.	21,774	297,285
Henderson Land Development Co. Ltd.	21,000	117,069
Hong Kong & China Gas Co. Ltd.	106,534	239,539
Hong Kong Electric	40,000	195,596
Hong Kong Exchange & Clearing	30,000	328,414
Hopewell Holdings	16,000	56,009
Hutchison Telecommunications
International Ltd. (b)	38,000	95,858
Hutchison Whampoa Ltd.	61,210	620,556
Hysan Development Co.	17,000	44,441
Johnson Electric Holdings	44,716	30,594
Kerry Properties Ltd.	16,000	74,795
Kingboard Chemicals Holdings Co. Ltd.	16,000	62,829
Li & Fung Ltd.	63,000	195,604
Link REIT	60,000	123,301
Melco International Development Ltd.	21,000	49,710
MTR Corp.	40,000	100,444
New World Development	70,800	141,900
Orient Overseas International Ltd.	6,600	41,906
PCCW Ltd.	106,000	64,447
Shangri-La Asia Ltd.	38,271	98,449
Shun Tak Holdings Ltd.	26,000	39,657
Sino Land Co.	42,000	97,680
Solomon Systech International Ltd.	46,000	7,135
Sun Hung Kai Properties Ltd.	39,000	446,710
Swire Pacific Ltd. Class A	27,000	289,518
Techtronic Industries	33,500	43,308
Television Broadcasts Ltd.	8,000	48,857
Texwinca Holdings Ltd.	18,000	12,473

	Shares	Value
Common Stocks (Cont.)
Hong Kong (Cont.)
Wharf Holdings Ltd.	35,114	$129,488
Wing Hang Bank Ltd.	5,500	64,554
Yue Yuen Industrial Holdings	19,000	60,282

		6,468,540

Ireland (0.89%)
Allied Irish Bank PLC	25,032	747,122
Bank of Ireland	27,794	639,975
C&C Group PLC	8,633	153,155
CRH PLC	15,344	638,226
DCC PLC	2,156	73,234
Elan Corp. PLC (b)	11,939	173,029
Fyffes PLC	8,271	19,492
Grafton Group PLC (b)	6,064	101,107
Greencore Group PLC	4,782	29,615
IAWS Group PLC	2,956	75,721
Independent News & Media PLC	16,318	64,810
Irish Life & Permanent PLC	7,589	209,151
Kerry Group PLC Class A	3,805	95,032
Kingspan Group PLC	3,636	96,407
Paddy Power PLC	1,406	27,919
Ryanair Holdings PLC (b)	9,352	128,759

		3,272,754

Italy (3.84%)
Alleanza Assicurazioni	12,056	160,636
Arnoldo Mondadori Editore	3,562	37,192
Assicurazione Generali Itl	27,150	1,189,013
Autogrill SpA	3,779	69,353
Autostrade SpA	8,046	230,853
Banca Intesa	26,794	195,140
Banca Intesa SpA	111,404	857,966
Banca Monte Dei Paschi Siena SpA	32,096	207,257
Banca Popolare Di Verona SpA	10,569	302,787
Banche Popolari Unite SCRL	9,845	270,029
Banco Popolare di Milano SCRL	11,828	204,550
Benetton Group	1,758	33,498
Bulgari SpA	4,232	59,900
Capitalia SpA	48,740	459,895
Enel SpA	123,320	1,270,994
ENI SpA	74,328	2,500,042
Fiat SpA (b)	15,710	299,706
Finmeccanica SpA	8,476	229,178
Fondiaria-Sai SpA	1,993	95,077
Gruppo Editoriale L’Espresso	5,499	29,845
Italcementi SpA	2,020	56,853
Lottomatica SpA	1,528	63,428
Luxottica Group SpA	3,880	118,933
Mediaset SpA	22,348	264,662
Mediobanca SpA	13,878	326,995
Mediolanum SpA	7,055	57,359
Pirelli & Co. SpA	76,738	76,296

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Italy (Cont.)
SanPaolo IMI SpA	31,865	$739,480
Seat Pagine Gaille	118,660	70,566
Snam Rete Gas	26,949	152,692
Telecom Italia RNC SpA	174,119	440,941
Telecom Italia SpA	308,185	928,499
Terna SpA	34,180	115,693
Tiscali SpA (b)	7,820	26,058
UniCredito Italiano SpA	222,809	1,947,742

		14,089,108

Japan (22.50%)
77 Bank Ltd.	10,000	63,320
ACCESS Co. Ltd. (b)	6	27,585
Acom Co. Ltd.	2,080	69,705
Aderans Co. Ltd.	900	22,311
Advantest Corp.	4,580	262,560
Aeon Co. Ltd.	18,200	393,636
Aeon Credit Service Co. Ltd.	2,400	45,454
Aiful Corp.	2,300	64,495
Aisin Seiki Co. Ltd.	5,500	184,404
Ajinomoto Co. Inc.	17,000	224,708
Alfresa Holdings Corp.	600	36,291
All Nippon Airways Co. Ltd.	19,000	67,122
Alps Electric Co. Ltd.	5,000	54,194
Amada Co. Ltd.	10,000	105,876
Amano Corp.	2,000	25,075
Aoyama Trading Co. Ltd.	1,600	47,998
ARRK Corp.	1,500	22,484
Asahi Breweries Ltd.	11,100	177,378
Asahi Glass Co. Ltd.	27,000	323,567
Asahi Kasei Corp.	35,000	229,468
Asatsu DK Inc.	800	25,364
ASICS Corp.	4,000	50,174
Astellas Pharma Inc.	15,451	700,394
Autobacs Seven Co. Ltd.	600	21,915
Bank of Fukuoka Ltd.	17,000	123,663
Bank of Kyoto	7,000	65,118
Bank of Yokohama Ltd.	34,000	265,540
Benesse Corp.	1,900	72,405
Bridgestone Corp.	17,400	388,301
Canon Inc.	30,500	1,717,155
Canon Sales Co. Inc.	2,000	45,404
Casio Computer Co. Ltd.	6,200	140,565
Central Glass Co. Ltd.	6,000	34,347
Central Japan Railway Co.	44	453,494
Chiba Bank Ltd.	21,000	177,236
Chiyoda Corp.	4,000	78,196
Chubu Electric Power Co. Inc.	19,000	567,730
Chugai Pharmaceutical Co. Ltd.	8,000	164,702
Circle K Sunkus Co. Ltd.	1,100	19,519
Citizen Watch Co. Ltd.	10,300	78,619
Coca-Cola West Japan Co. Ltd.	1,200	27,788
Comsys Holdings Corp.	3,000	33,147

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Credit Saison Co. Ltd.	4,600	$158,015
CSK Corp.	1,900	80,958
Dai Nippon Printing Co. Ltd.	18,000	277,515
Daicel Chemical Industries	8,000	56,462
Daido Steel Co. Ltd.	10,000	66,380
DAIFUKU Co. Ltd.	2,000	31,534
Daiichi Sanyko Co. Ltd.	20,713	646,118
Daikin Industries Ltd.	6,700	232,685
Dainippon Ink & Chemical Inc.	18,000	70,161
Dainippon Screen Manufacturing Co. Ltd.	7,000	62,778
Daito Trust Construction Co. Ltd.	2,600	119,360
Daiwa House Industry Co. Ltd.	15,000	259,949
Daiwa Securities Group Inc.	36,000	402,919
Denki Kagaku Kogyo KK	14,000	58,096
Denso Corp.	15,200	602,692
Dentsu Inc.	52	152,486
Dowa Mining Co. Ltd.	8,000	68,529
E*Trade Securities Co. Ltd.	42	39,829
eAccess Ltd.	34	19,143
East Japan Railway Co.	97	646,588
Ebara Corp.	9,000	34,445
EDION Corp.	1,900	28,162
Eisai Co. Ltd.	7,200	395,534
Electric Power Development	4,680	205,933
Elpida Memory Inc. (b)	2,700	148,285
Familymart Co. Ltd.	1,900	51,649
Fanuc Ltd.	5,200	510,337
Fast Retailing	1,500	142,905
Fuji Electric Holdings Co. Ltd.	15,000	81,196
Fuji Photo Film Co. Ltd.	13,900	572,515
Fuji Soft ABC Inc.	800	18,981
Fuji Television Network Inc.	20	45,605
Fujikura Ltd.	11,000	96,701
Fujitsu Ltd.	54,000	423,116
Furukawa Electric Co. Ltd.	18,000	112,876
Glory Ltd.	1,600	28,073
Goodwill Group Inc.	36	29,323
Gunma Bank Ltd.	11,000	66,128
Gunze Ltd.	5,000	25,103
Hakuhodo DY Holdings Inc.	760	49,346
Hankyu Department Stores	5,000	41,620
Hankyu Hanshin Holdings Inc.	34,000	193,294
HASEKO Corp. (b)	21,000	74,939
Hikari Tsushin Inc.	600	26,327
Hino Motors Ltd.	8,000	41,029
Hirose Electric Co. Ltd.	900	102,062
Hitachi Cable Ltd.	4,000	22,459
Hitachi Capital Corp.	1,400	26,678
Hitachi Chemical Co. Ltd.	3,100	85,424
Hitachi Construction Machine	3,000	80,563
Hitachi High-Technologies Corp.	1,500	44,494
Hitachi Ltd.	95,000	591,745

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Hokkaido Electric Power	5,300	$135,358
Hokuhoku Financial Group Inc.	36,000	131,715
Honda Motor Co. Ltd.	44,600	1,760,325
House Foods Corp.	2,200	36,237
Hoya Corp.	11,700	456,029
Ibiden Co. Ltd.	3,800	191,131
Index Corp.	30	17,569
INPEX Holdings Inc. (b)	23	188,940
Isetan Co. Ltd.	5,000	90,040
Ishikawajima-Harima Heavy Industries Co. Ltd.	35,000	118,163
Ito En Ltd.	1,600	48,771
Itochu Corp.	43,000	352,473
Itochu Techno-Science Corp.	900	47,848
JAFCO Co. Ltd.	1,000	49,350
Japan Airlines Corp. (b)	23,000	40,925
Japan Prime Investment Corp.	11	39,937
Japan Real Estate Investment	11	118,214
Japan Retail Fund Investment	10	81,471
Japan Steel Works Ltd.	11,000	85,912
Japan Tobacco Inc.	130	628,349
JFE Holdings Inc.	15,800	812,398
JGC Corp.	6,000	102,946
Joyo Bank Ltd.	21,000	115,887
JS Group Corp.	7,500	157,719
JSR Corp.	5,000	129,454
JTEKT Corp.	5,100	107,962
Kajima Corp.	25,000	109,458
Kaken Pharmaceutical Co. Ltd.	2,000	15,598
Kamigumi Co. Ltd.	7,000	57,291
Kaneka Corp.	8,000	72,695
Kansai Electric Power	21,700	584,165
Kansai Paint Co. Ltd.	7,000	55,442
Kao Corp.	14,000	376,753
Katokichi Co. Ltd.	2,700	21,889
Kawasaki Heavy Industries Ltd.	37,000	138,593
Kawasaki Kisen Kaisha Ltd.	14,000	109,431
KDDI Corp.	69	468,415
Keihin Electric Express Railway	12,000	82,637
Keio Corp.	15,000	97,057
Keisei Electric Co.	8,000	45,431
Keyence Corp.	1,068	263,624
Kikkoman Corp.	4,000	48,247
Kinden Corp.	4,000	32,364
Kintetsu Corp.	45,000	131,026
Kirin Brewery Co. Ltd.	22,000	345,677
KK DaVinci Advisors (b)	31	30,724
Kobe Steel Ltd.	78,000	266,884
Kokuyo Co. Ltd.	2,100	33,181
Komatsu Ltd.	26,000	526,237
Komori Corp.	2,000	37,249
Konami Corp.	2,600	78,652
Konica Minolta Holdings Inc. (b)	14,000	197,578

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Kose Corp.	880	$26,596
Kubota Corp.	31,000	287,090
Kuraray Co. Ltd.	11,000	129,748
Kurita Water Industries Ltd.	3,000	64,706
Kyocera Corp.	4,600	434,850
Kyowa Hakko Kogyo Co. Ltd.	10,000	85,466
Kyushu Electric Power	11,400	300,630
Lawson Inc.	1,600	57,246
Leopalace21 Corp.	3,600	114,997
Mabuchi Motor Co. Ltd.	800	47,532
Makita Corp.	3,000	91,949
Marubeni Corp.	42,000	212,791
Marui Co. Ltd.	9,000	104,783
Matsui Securities Co. Ltd.	3,000	22,769
Matsumotokiyoshi Co. Ltd.	1,000	22,171
Matsushita Electric Industries	56,000	1,122,883
Matsushita Electric Works	9,114	105,689
Mediceo Paltac Holdings Co. Ltd.	4,900	92,732
Meiji Dairies Corp.	7,000	55,021
Meiji Seika Kaisha Ltd.	9,000	43,025
Meitec Corp.	1,000	30,307
Millea Holdings Inc.	20,900	740,242
Minebea Co. Ltd.	10,000	69,733
Mitsubishi Chemical Holdings Corp.	33,500	210,944
Mitsubishi Corp.	38,500	723,367
Mitsubishi Electric Corp.	55,000	501,184
Mitsubishi Estate Co. Ltd.	33,000	852,699
Mitsubishi Gas Chem Co.	11,000	115,092
Mitsubishi Heavy Industries Ltd.	92,000	417,393
Mitsubishi Logistics Corp.	3,000	46,395
Mitsubishi Materials Corp.	27,000	101,295
Mitsubishi Rayon Co. Ltd.	15,000	100,686
Mitsubishi UFJ Financial Group Inc.	246	3,051,826
Mitsubishi UFJ Securities Co. Ltd.	8,000	88,970
Mitsui & Co. Ltd.	44,000	659,291
Mitsui Chemicals Inc.	19,000	146,075
Mitsui Engineering & Shipbuilding	19,000	61,718
Mitsui Fudosan Co. Ltd.	24,000	584,741
Mitsui Mining & Smelting Co.	17,000	85,143
Mitsui OSK Lines Ltd.	31,000	306,177
Mitsui Sumitomo Insurance Co.	35,000	381,804
Mitsui Trust Holding Inc.	17,000	194,220
Mitsukoshi Ltd.	12,000	56,095
Mitsumi Electric Co. Ltd.	1,600	35,148
Mizuho Financial Group Inc.	274	1,954,433
Murata Manufacturing Co. Ltd.	5,800	391,357
Namco Bandai Holdings Inc.	6,000	88,243
NEC Corp.	58,000	278,120
NEC Electronics Corp. (b)	1,000	29,147
Net One Systems Co. Ltd.	13	17,164
NGK Insulators Ltd.	8,000	123,691
NGK Spark Plug Co. Ltd.	5,000	93,946
NHK Spring Co. Ltd.	4,000	41,953

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Nichirei Corp.	8,000	$44,805
Nidec Corp.	3,000	232,183
Nikko Cordial Corp.	23,500	269,500
Nikon Corp.	8,000	175,359
Nintendo Co. Ltd.	2,800	724,888
Nippon Building Fund Inc.	13	172,639
Nippon Electric Glass Co. Ltd.	6,000	125,812
Nippon Express Co. Ltd.	22,000	120,370
Nippon Kayaku Co. Ltd.	5,000	39,939
Nippon Light Metal Co. Ltd.	15,000	38,442
Nippon Meat Packers Inc.	5,000	54,499
Nippon Mining Holdings Inc.	25,000	179,666
Nippon Oil Corp.	37,000	247,435
Nippon Paper Group Inc.	25	94,145
Nippon Sheet Glass Co. Ltd.	10,000	46,830
Nippon Shokubai Co. Ltd.	3,000	31,934
Nippon Steel Corp.	174,000	998,243
Nippon Telegraph & Telephone Corp.	148	729,860
Nippon Yusen Kabushiki Kaish	30,000	219,389
Nishi-Nippon City Bank Ltd.	16,000	69,018
Nishimatsu Construction Co.	7,000	23,084
Nissan Chemical Industries	5,000	62,059
Nissan Motor Co. Ltd.	64,100	773,476
Nisshin Seifun Group Inc.	5,500	56,759
Nisshin Steel Co. Ltd.	26,000	96,412
Nisshinbo Industries Inc.	5,000	51,763
Nissin Food Products Co. Ltd.	2,600	96,302
Nitori Co. Ltd.	900	38,951
Nitto Denko Corp.	4,700	234,784
NOK Corp.	3,100	61,135
Nomura Holdings Inc.	50,300	948,897
Nomura Real Estate Office Fund Inc.	7	64,133
Nomura Research Institute	600	86,933
NSK Ltd.	13,000	128,065
NTN Corp.	12,000	107,494
NTT Data Corp.	35	175,217
NTT DoCoMo Inc.	531	840,217
NTT Urban Development Corp.	35	67,651
Obayashi Corp.	18,000	116,690
OBIC Co. Ltd.	200	41,450
Odakyu Electric Railway Co.	18,000	114,916
Oji Paper Co. Ltd.	21,000	111,255
Oki Electric Industries Co. Ltd.	16,000	35,507
OKUMA Corp.	4,000	46,107
Okumura Corp.	5,000	24,649
Olympus Corp.	7,000	219,691
Omron Corp.	6,500	183,896
Onward Kashiyama Co. Ltd.	4,000	50,993
Oracle Corp.	900	41,644
Oriental Land Co. Ltd.	1,400	73,196
Orix Corp.	2,580	748,180
Osaka Gas Co. Ltd.	57,000	211,861
OSG Corp.	2,000	32,737

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
OTSUKA Corp.	400	$40,588
Park24 Co. Ltd.	2,400	30,683
Pioneer Corp.	4,400	60,236
Promise Co. Ltd.	2,500	77,411
QP Corp.	4,300	37,193
Rakuten Inc.	185	86,174
Resona Holdings Inc.	131	357,364
Ricoh Co. Ltd.	19,000	386,941
Rinnai Corp.	900	26,875
Rohm Co. Ltd.	3,100	308,405
Round One Corp.	12	35,400
Ryohin Keikaku Co. Ltd.	700	53,566
Sanken Electric Co. Ltd.	3,000	36,928
Sankyo Co. Ltd.	1,400	77,286
Santen Pharmaceutical Co. Ltd.	2,100	59,073
Sanwa Shutter Corp.	6,000	35,409
Sanyo Electric Co. Ltd. (b)	44,000	55,738
Sapporo Breweries	7,000	39,889
Sapporo Hokuyo Holdings Inc.	8	77,208
SBI Holdings Inc.	283	95,160
Secom Co. Ltd.	6,000	310,647
Sega Sammy Holdings Inc.	5,068	136,237
Seiko Epson Corp.	3,700	89,762
Seino Holdings Co. Ltd.	4,000	37,606
Sekisui Chemical	14,000	111,430
Sekisui House Ltd.	15,000	217,849
Seven & I Holdings Co. Ltd.	23,640	735,086
SFCG Co. Ltd.	160	24,853
Sharp Corp.	29,000	498,628
Shimachu Co. Ltd.	1,500	43,461
Shimamura Co. Ltd.	600	68,744
Shimano Inc.	2,200	63,856
Shimizu Corp.	17,000	84,871
Shin-Etsu Chemical Co. Ltd.	11,100	740,940
Shinko Electric Industries Co. Ltd.	1,900	49,514
Shinko Securities Co. Ltd.	13,000	50,428
Shinsei Bank Ltd.	38,000	223,356
Shionogi & Co. Ltd.	9,000	176,752
Shiseido Co. Ltd.	10,000	216,482
Shizuoka Bank Ltd.	17,000	168,438
Showa Denko K.K.	31,000	118,907
Showa Shell Sekiyu K.K.	5,200	58,198
SMC Corp.	1,600	226,439
Softbank Corp.	21,100	408,784
Sojitz Corp. (b)	10,000	30,366
Sompo Japan Insurance Inc.	24,000	292,350
Sony Corp.	28,600	1,224,802
Stanley Electric Co. Ltd.	4,900	97,891
SUMCO Corp.	1,300	109,864
Sumitomo Bakelite Co. Ltd.	5,000	34,532
Sumitomo Chemical Co. Ltd.	42,000	325,015
Sumitomo Corp.	30,000	449,092
Sumitomo Electric Industries	20,600	320,820

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Sumitomo Heavy Industries	17,000	$178,156
Sumitomo Metal Industries Ltd.	116,000	503,639
Sumitomo Metal Mining Co. Ltd.	15,000	192,385
Sumitomo Mitsui Financial Group Inc.	175	1,791,743
Sumitomo Osaka Cement Co. Ltd.	11,000	35,959
Sumitomo Realty & Development Co. Ltd.	11,000	352,652
Sumitomo Rubber Industries	4,900	63,208
Sumitomo Titanium Corp.	600	66,980
Sumitomo Trust & Banking	36,000	376,935
Suruga Bank Ltd.	6,000	74,307
Suzuken Co. Ltd.	2,040	76,699
T&D Holdings Inc.	6,700	442,326
Taiheiyo Cement Corp.	26,000	101,825
Taisei Corp.	28,000	85,230
Taisho Pharmaceutical Co. Ltd.	5,000	90,739
Taiyo Nippon Sanso Corp.	8,000	71,844
Taiyo Yuden Co. Ltd.	3,000	53,009
Takara Holdings Inc.	5,000	32,187
Takashimaya Co. Ltd.	8,000	113,007
Takeda Pharmaceutical Co. Ltd.	25,400	1,740,815
Takefuji Corp.	3,100	122,624
Tanabe Seiyaku Co. Ltd.	6,000	78,461
TDK Corp.	3,700	294,596
Teijin Ltd.	23,000	141,607
Terumo Corp.	4,700	184,315
The Daimaru Inc.	6,000	81,389
THK Co. Ltd.	3,500	90,093
TIS Inc.	1,000	23,671
Tobu Railway Co. Ltd.	24,000	115,904
Toda Corp.	6,000	25,404
Toho Co. Ltd.	3,800	68,485
Toho Titanium Co. Ltd.	900	47,259
Tohoku Electric Power	12,700	317,441
Tokai Rika Co. Ltd.	1,700	43,217
Tokuyama Corp.	7,000	106,128
Tokyo Broadcasting System	1,000	33,320
Tokyo Electric Power Co.	34,700	1,121,029
Tokyo Electron Ltd.	4,700	369,691
Tokyo Gas Co. Ltd.	64,000	339,807
Tokyo Seimitsu Co. Ltd.	900	42,431
Tokyo Steel Mfg. Co. Ltd.	3,000	46,775
Tokyo Style Co. Ltd.	2,000	21,606
Tokyo Tatemono Co. Ltd.	8,000	88,963
Tokyu Corp.	31,000	198,355
Tokyu Land Corp.	12,000	112,851
TonenGeneral Sekiyu KK	9,000	89,085
Toppan Printing Co. Ltd.	16,000	176,272
Toray Industries Inc.	38,000	284,193
Toshiba Corp.	83,000	539,351
Tosoh Corp.	14,000	61,744
Toto Ltd.	9,000	89,730
Toyo Seikan Kaisha Ltd.	4,600	76,102

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Toyo Suisan Kaisha Ltd.	3,000	$48,058
Toyobo Co. Ltd.	17,000	51,305
Toyoda Gosei Co. Ltd.	2,000	46,280
Toyota Industries Corp.	5,500	252,610
Toyota Motor Corp.	82,500	5,521,478
Toyota Tsusho Corp.	5,500	147,137
Trend Micro Inc. (b)	3,000	88,003
UBE Industries Ltd.	25,000	71,649
Uni-Charm Corp.	1,200	71,264
Uniden Corp.	2,000	13,699
UNY Co. Ltd.	5,000	65,199
Ushio Inc.	3,000	61,596
USS Co. Ltd.	710	46,218
Wacoal Corp.	3,000	40,771
West Japan Railway Co.	48	204,906
Yahoo! Japan Corp.	432	171,300
Yakult Honsha Co. Ltd.	3,200	91,767
Yamada Denki Co. Ltd.	2,390	202,866
Yamaha Corp.	5,100	108,048
Yamaha Motor Co. Ltd.	5,500	172,886
Yamato Holdings Co. Ltd.	11,000	168,824
Yamazaki Baking Co. Ltd.	3,000	29,119
Yaskawa Electric Corp.	6,000	69,355
Yokogawa Electric Corp.	6,000	94,979
Zeon Corp.	5,000	53,944

		82,493,537

Netherlands (3.59%)
ABN AMRO Holdings NV	51,827	1,661,508
Aegon NV	41,054	779,074
Akzo Nobel NV	7,693	468,774
ASML Holding NV (b)	13,963	344,586
Buhrmann NV	3,065	45,471
Corio NV	1,172	95,655
Fugro NV	1,585	75,605
Getronics NV	3,414	27,594
Hagemeyer NV (b)	15,589	78,793
Heineken NV	6,931	329,313
ING Groep NV	53,392	2,359,305
Koninklijke Ahold NV (b)	44,041	467,204
Koninklijke DSM NV	4,280	211,092
Koninklijke KPN NV	54,804	777,868
Koninklijke Numico NV (b)	4,932	264,850
Mittal Steel Co. NV	19,871	837,590
OCE NV	2,286	37,357
Philips Electronics NV	33,366	1,254,670
Randstad Holding NV (b)	1,345	92,744
Reed Elsevier NV	20,378	346,974
Rodamco Europe NV	1,495	198,522
SBM Offshore NV	3,900	133,832
TNT NV	11,852	509,495
Unilever NV-CVA	48,984	1,335,771

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Netherlands (Cont.)
Vedior NV-CVA	4,907	$101,443
Wereldhave NV	663	88,159
Wolters Kluwer - CVA	8,109	232,630

		13,155,879

New Zealand (0.16%)
Auckland International Airport	37,656	58,074
Contact Energy Ltd.	8,708	51,030
Fisher & Paykel Appliances Class H	6,917	18,704
Fisher & Paykel Healthcare Class C	13,842	41,539
Fletcher Building Ltd.	12,305	95,764
Kiwi Income Property Trust	13,307	14,428
Sky City Entertainment Group	11,467	41,558
Sky Network Television Ltd.	3,770	17,373
Telecom Corp. of New Zealand	55,573	187,950
The Warehouse Group Ltd.	6,267	31,721
Tower Ltd. (b)	4,743	7,381
Vector Ltd.	3,324	5,897

		571,419

Norway (0.92%)
Acergy SA (b)	5,345	101,972
Aker Kvaerner ASA	812	100,714
Det Norske Oljeselskap (DNO) ASA (b)	24,000	43,957
DNB NOR ASA	19,036	269,359
Frontline Ltd.	1,500	48,258
Norsk Hydro ASA	20,508	633,025
Norske Skogindustrier ASA	4,521	77,572
Ocean Rig ASA (b)	5,300	38,857
Orkla AS Class A	5,298	298,771
Pan Fish ASA (b)	70,946	64,516
Petroleum Geo-Services (b)	4,986	117,149
Prosafe ASA	5,735	81,157
Schibsted ASA	1,284	45,828
SeaDrill Ltd. (b)	6,200	104,045
Statoil ASA	18,814	495,381
Stolt-Nielsen SA	1,018	31,021
Storebrand ASA	6,883	87,154
Tandberg ASA	3,586	53,798
Tandberg Television ASA (b)	2,212	27,593
Telenor ASA	22,252	416,971
TGS Nopec Geophysical Co. ASA (b)	2,600	53,636
Tomra Systems ASA	5,858	40,175
Yara International ASA	6,266	141,816

		3,372,725

Portugal (0.35%)
Banco BPI SA	10,426	81,221
Banco Comercial Portugues-R	61,545	227,154
Banco Espirito Santo	5,669	101,853
Brisa-Auto Estradas de Portugal SA	8,564	106,630
Cimpor-Cimentos De Portugal	6,758	55,998

	Shares	Value
Common Stocks (Cont.)
Portugal (Cont.)
Energias De Portugal SA	55,925	$283,404
Jeronimo Martins	1,113	24,962
Portugal Telecom SGPS SA	22,585	292,860
PT Multimedia Servicos	2,826	36,375
Sonae Industria SGPS SA (b)	1,818	17,999
Sonae SGPS SA	26,818	53,366

		1,281,822

Singapore (0.95%)
Allgreen Properties Ltd.	21,000	17,900
Ascendas Real Estate Investment Trust	28,000	48,644
Capitaland Ltd.	36,128	145,383
Capitamall Trust	19,000	35,994
Chartered Semiconductor Mfg. Ltd. (b)	30,600	25,504
City Developments Ltd.	15,031	123,889
Comfortdelgro Corp. Ltd.	46,000	48,192
Cosco Corp. Singapore Ltd.	26,000	38,833
Creative Technology Ltd.	1,500	9,943
DBS Group Holdings Ltd.	32,445	476,325
Fraser and Neave Ltd.	26,500	77,394
Haw Par Corp. Ltd.	3,374	15,581
Jardine Cycle & Carriage Ltd.	4,015	38,612
Keppel Corp. Ltd.	16,001	182,951
Keppel Land Ltd.	9,000	40,391
Neptune Orient Lines Ltd.	13,000	17,644
Noble Group Ltd.	25,000	17,865
Olam International Ltd.	19,000	26,257
Oversea-Chinese Banking Corp.	72,000	360,414
Parkway Holdings Ltd.	23,100	47,091
Sembcorp Industries Ltd.	28,200	70,396
Sembcorp Marine Ltd.	13,000	28,787
Singapore Airlines Ltd.	15,000	170,808
Singapore Exchange Ltd.	25,000	92,299
Singapore Land Ltd.	6,000	33,538
Singapore Petroleum Co. Ltd.	4,000	11,371
Singapore Post Ltd.	38,000	26,934
Singapore Press Holdings Ltd.	44,200	123,024
Singapore Technologies Engineering	39,381	78,925
Singapore Telecommunications	202,150	431,113
SMRT Corp. Ltd.	28,000	21,699
Stats Chippac Ltd. (b)	36,000	27,660
Suntec REIT	28,000	33,121
United Overseas Bank Ltd.	32,616	411,380
United Overseas Land Ltd.	12,461	35,131
Venture Corp. Ltd.	6,397	56,107
Want Want Holdings Ltd.	13,000	21,190
Wing Tai Holdings Ltd.	14,000	20,812

		3,489,102

Spain (4.09%)
Abertis Infraestructuras SA	6,713	198,976
AC. Acerinox	5,152	156,425

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Spain (Cont.)
Acciona SA	801	$148,701
ACS Actividades de Cons Y Serv	7,179	403,728
Aguas de Barcelona SA	1,669	60,996
Aguas de Barcelona SA Temp Share (b)	16	586
Altadis SA	7,639	399,088
Antena 3 de Television SA	2,372	55,700
Banco Bilbao Vizcaya Argentaria SA	101,483	2,438,191
Banco Popular Espanol	24,475	442,773
Banco Santander Central Hispano SA	169,559	3,157,383
Cintra Concesiones De Infrae	5,768	96,448
Corporacion Mapfre SA	14,625	65,890
Ebro Puleva SA	2,485	62,851
Endesa SA	21,175	1,001,522
Fadesa Inmobiliaria SA	1,400	64,804
Fomento De Construct Y Contra	1,379	140,239
Gamesa Corp Technologica	4,907	134,633
Gas Natural SDG SA	5,124	202,324
Grupo Ferrovial	1,726	167,919
Iberdrola SA	23,080	1,006,161
Iberia (Lineas Aer De Espana)	12,205	44,389
Inditex	6,268	337,176
Indra Sistemas SA	3,438	84,242
NH Hoteles SA	2,552	50,494
Promotora De Infom SA	2,292	39,877
Repsol YPF SA	26,147	900,901
Sacyr Vallehermoso SA	2,839	168,097
Sogecable (b)	1,287	45,758
Telefonica SA	127,066	2,697,710
Union Fenosa SA	3,885	191,927
Zeltia SA (b)	4,768	35,045

		15,000,954

Sweden (2.61%)
Alfa Laval AB	2,743	123,359
Assa Abloy AB Class B	8,948	194,139
Atlas Copco AB Class A	9,768	327,063
Atlas Copco AB Class B	6,060	195,850
Axfood AB	665	27,466
Billerud Aktiebolag	1,796	31,846
Boliden AB	8,439	215,104
Castellum AB	3,916	52,132
D. Carnegie & Co. AB	1,887	40,519
Electrolux AB Class B	7,753	155,152
Elekta AB Class B	2,505	52,621
Eniro AB	4,693	61,902
Ericsson LM Class B	423,455	1,702,781
Fabege AB	2,719	72,762
Getinge AB Class B	4,985	111,593
Hennes & Mauritz AB Class B	13,578	684,809
Hoganas AB Class B	736	19,272
Holmen AB Class B	1,523	66,138

	Shares	Value
Common Stocks (Cont.)
Sweden (Cont.)
Husqvarna AB Class B (b)	7,753	$120,932
Kungsleden AB	3,900	59,730
Lundin Petroleum AB (b)	5,750	66,740
Modern Times Group MTG AB
Class B (b)	1,492	97,752
Nobia AB	1,404	53,880
Nordea Bank AB	60,181	925,230
OMX AB (b)	2,116	38,826
Oriflame Cosmetics SA	1,050	43,109
Sandvik AB (b)	29,125	421,808
SAS AB (b)	2,285	38,708
Scania AB Class B	2,814	197,446
Securitas AB Class B (b)	8,524	131,624
Securitas Direct AB Class B (b)	8,524	27,019
Securitas Systems AB Class B (b)	8,524	34,490
Skandinaviska Enskilda Bank Class A	13,526	428,594
Skanska AB Class B	10,525	206,752
SKF AB Class B	11,481	211,205
SSAB Svenskt Stal AB Series A	4,584	108,224
SSAB Svenskt Stal AB Series B	1,956	43,926
Svenska Cellulosa AB Class B	5,263	274,246
Svenska Handelsbanken	14,716	443,979
Swedish Match AB	8,415	157,127
Tele2 AB Class B	8,751	127,474
Telelogic AB (b)	6,418	14,344
TeliaSonera AB	53,640	439,019
Trelleborg AB Class B	2,394	57,147
Volvo AB Class A	2,774	196,497
Volvo AB Class B	6,232	427,961
Wihlborgs Fastigheter AB	1,330	27,669

		9,555,966

Switzerland (6.89%)
ABB Ltd.	56,068	1,004,041
Adecco SA	3,841	261,789
Ciba Specialty Chemicals AG	1,902	126,274
Clariant AG (b)	6,575	98,107
Compagnie Financiere Richemont AG
Class A	14,936	866,843
Credit Suisse Group	33,787	2,355,561
Geberit AG Reg	112	172,114
Givaudan	190	175,449
Holcim Ltd.	5,680	519,451
Kudelski SA Bearer	1,008	37,835
Kuehne & Nagel International AG	1,535	111,513
Kuoni Reisen Holding (b)	78	41,712
Logitech International SA (b)	4,888	140,741
Lonza Group AG	1,044	89,987
Micronas Semiconductor (b)	1,010	22,183
Nestle SA	11,527	4,088,710
Nobel Biocare Holding AG (b)	645	190,254
Novartis AG	66,511	3,820,808

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Switzerland (Cont.)
Phonak Holding AG	1,309	$103,872
PSP Swiss Property AG (b)	1,255	72,031
Rieter Holding AG	136	70,961
Roche Holding AG	20,070	3,590,795
Schindler Holding AG	1,560	97,759
Serono SA Class B	153	136,697
SGS SA	120	133,317
SIG Holding AG (b)	155	51,696
Straumann Holding AG	224	54,114
Sulzer AG	107	121,577
Swiss Reinsurance	9,668	819,372
Swisscom AG	571	215,621
Syngenta AG (b)	3,038	564,340
Synthes Inc. (b)	1,342	159,541
The Swatch Group AG	1,683	75,048
The Swatch Group AG Class B	971	213,940
UBS AG	57,011	3,450,175
Unaxis Holding AG (b)	184	90,706
Zurich Financial Services	4,135	1,109,367

		25,254,301

United Kingdom (23.51%)
3I Group PLC	13,887	273,804
Aegis Group PLC	27,692	75,676
Aggreko PLC	7,557	64,375
Alliance Boots PLC	24,050	393,678
AMEC PLC	9,756	80,182
Amvescap PLC	21,079	245,861
Anglo American PLC	40,696	1,980,581
ARM Holdings PLC	39,814	97,646
Arriva PLC	6,186	92,176
AstraZeneca PLC	44,726	2,396,954
Aviva PLC	72,376	1,161,087
BAE Systems PLC	92,030	765,105
Balfour Beatty PLC	11,946	103,282
Barclays PLC	185,273	2,645,348
Barratt Developments PLC	6,776	163,350
BBA Aviation PLC	11,914	63,432
Bellway PLC	3,184	96,034
BG Group PLC	99,528	1,353,380
BHP Billiton PLC	69,817	1,278,567
Biffa PLC	9,855	59,239
Bovis Homes Group PLC	3,401	71,983
BP PLC	569,458	6,350,134
British Airways PLC (b)	15,321	157,970
British American Tobacco PLC	44,432	1,244,164
British Land Co. PLC	14,703	491,893
British Sky Broadcasting PLC	33,808	345,643
Brixton PLC	6,836	76,856
BT Group PLC	238,500	1,409,078
Bunzl PLC	9,724	119,325
Burberry Group PLC	13,665	172,123
Cadbury Schweppes PLC	59,360	634,004

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Capita Group PLC	18,672	$221,394
Carnival PLC	4,845	244,757
Carphone Warehouse PLC	10,723	65,713
Cattles PLC	9,132	78,328
Centrica PLC	103,198	714,143
Charter PLC (b)	4,587	80,998
Close Brothers Group PLC	3,443	68,382
Cobham PLC	31,040	117,287
Collins Stewart PLC (b)	6,126	30,467
Compass Group PLC	60,741	344,112
Cookson Group PLC (b)	5,722	70,150
Corus Group PLC	25,082	259,256
CSR PLC (b)	3,553	44,970
Daily Mail & General Trust NV	8,451	118,304
De La Rue PLC	4,638	58,360
Diageo PLC	79,965	1,571,140
DSG International PLC	55,280	206,651
Electrocomponents PLC	13,264	75,898
EMAP PLC	6,223	97,966
EMI Group PLC	22,028	114,211
Enterprise Inns	9,836	260,040
Experian Group Ltd. (b)	29,139	341,224
First Choice Holidays PLC	13,633	75,743
FirstGroup PLC	11,683	131,039
FKI PLC	14,846	29,891
Friends Provident PLC	49,951	211,809
Galiform PLC (b)	17,686	47,413
Gallaher Group PLC	18,708	420,709
GKN PLC	20,220	109,752
GlaxoSmithKline PLC	166,060	4,370,874
Great Portland Estates	4,679	63,384
Group 4 Securicor PLC	32,208	117,994
Hammerson PLC	8,306	255,948
Hanson PLC	21,009	316,575
Hays PLC	44,196	137,448
HBOS PLC	108,527	2,399,166
HMV Group PLC	10,940	30,565
Home Retail Group	24,878	199,716
HSBC Holdings PLC	327,658	5,963,379
ICAP PLC	13,866	129,587
IMI PLC	11,221	110,947
Imperial Chemical Industries PLC	34,241	302,463
Imperial Tobacco Group PLC	20,004	787,332
Inchcape PLC	13,002	128,331
InterContinental Hotels Group PLC	11,109	274,418
International Power PLC	42,307	315,116
Intertek Group PLC	4,333	70,553
Invensys PLC (b)	21,360	114,580
Investec PLC	9,455	121,677
ITV PLC	116,811	242,947
Johnson Matthey PLC	6,371	175,305
Kelda Group PLC	10,762	194,593
Kesa Electricals PLC	15,494	102,650

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Kingfisher PLC	66,462	$309,892
Ladbrokes PLC	17,309	141,083
Land Securities Group PLC	13,452	610,093
Legal and General Group PLC	186,027	571,719
Liberty International PLC	7,551	206,083
Lloyds TSB Group PLC	159,726	1,795,584
LogicaCMG PLC	42,236	153,287
London Stock Exchange Group	4,510	115,302
Man Group PLC	50,436	514,809
Marks & Spencer Group PLC	47,889	671,117
Meggitt PLC	12,910	78,141
Michael Page International PLC	10,184	89,946
Misys PLC	15,108	63,772
National Express Group PLC	4,162	91,722
National Grid PLC	76,998	1,114,428
Next PLC	6,640	233,379
Old Mutual PLC	148,981	507,052
PartyGaming PLC	29,461	18,247
Pearson PLC	22,945	345,825
Persimmon PLC	7,881	235,141
Premier Farnell PLC	9,371	36,124
Provident Financial PLC	7,546	103,287
Prudential PLC	69,255	946,184
Punch Taverns PLC	7,142	178,586
Rank Group PLC	17,010	77,653
Reckitt Benckiser PLC	17,332	790,643
Reed Elsevier PLC	36,492	400,244
Rentokil Intial PLC	51,130	165,358
Resolution PLC	19,449	243,857
Reuters Group PLC	38,818	337,425
Rexam PLC	16,028	164,573
Rio Tinto PLC	30,061	1,593,133
Rolls Royce Group (b)	50,106	437,871
Royal Bank of Scotland Group	91,026	3,542,600
Royal Dutch Shell PLC Class A	107,370	3,743,754
Royal Dutch Shell PLC Class B	78,627	2,749,045
SABMiller PLC	25,720	590,566
Sage Group PLC	35,706	188,832
Sainsbury	41,658	333,185
Schroders PLC	3,763	82,102
Scottish & Newcastle PLC	22,809	249,395
Scottish & Southern Energy PLC	24,329	738,843
Scottish Power PLC	42,092	615,502
Serco Group PLC	12,989	96,895
Severn Trent PLC	6,570	189,009
Signet Group PLC	48,078	112,033
Slough Estates PLC	13,321	204,289
Smith & Nephew PLC	26,701	278,532
Smiths Group PLC	15,985	309,771
SSL International PLC	5,753	41,597
Stagecoach Group	23,953	71,592
Standard Life PLC (b)	58,968	341,012
Tate & Lyle PLC	13,646	205,011

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Taylor Woodrow PLC	16,699	$138,837
Tesco PLC	225,384	1,781,095
The Berkeley Group Holdings PLC (b)	2,941	98,318
The Davis Service Group PLC	4,720	46,503
TI Automotive Ltd. (b)	12,271	—
Tomkins PLC	22,763	109,274
Travis Perkins PLC	3,101	120,174
Trinity Mirror PLC	8,304	76,191
Tullett Prebon PLC (b)	6,126	77,966
Unilever PLC	35,214	979,408
United Business Media PLC	7,938	107,333
United Utilities PLC	24,914	380,051
Vodafone Group PLC	1,503,443	4,152,050
Whitbread PLC	6,157	201,287
William Hill PLC	11,422	140,974
Wimpey (George) PLC	10,939	119,065
Wolseley PLC	18,802	453,457
WPP Group PLC	34,077	459,882
Xstrata PLC	17,496	870,601
Yell Group PLC	21,540	239,832

		86,176,008

Total Common Stocks
(cost $253,643,354)		363,939,712

Preferred Stocks (0.28%) (a)
Germany (0.26%)
Henkel KGaA	1,703	250,039
Porsche AG PFD	223	282,911
ProSiebenSat.1 Media AG	2,408	78,748
RWE AG-Non Voting PFD	1,153	109,250
Volkswagen AG PFD	3,066	228,876

		949,824

Italy (0.02%)
Compagnia Assicuratrice Unipol SpA	25,461	82,367

Total Preferred Stocks
(cost $498,692)		1,032,191

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Principal amount	Value
Repurchase Agreement (0.16%)
Investors Bank & Trust Repurchase Agreement, (c) 4.450%, to be repurchased at $600,938 on 01/02/2007	$600,641	$600,641

Total Repurchase Agreement
(cost $600,641)		600,641

TOTAL INVESTMENTS (99.72%)
(cost $254,742,687)		365,572,544
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.28%)		1,015,695

NET ASSETS (100.0%)		$366,588,239

(a)	Securities valued at fair value.

(b)	Non-income producing security .

(c)	Repurchase agreement is fully collateralized by U.S. Treasury securities with a coupon rate of 2.75%, a maturity date of August 15, 2007 and a market value of $612,654 as of December 31, 2006.

INTERNATIONAL EQUITY INDEX FUND FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$124,231,384	33.98
British Pound	86,176,008	23.57
Japanese Yen	82,493,537	22.57
Swiss Franc	25,254,301	6.91
Australian Dollar	20,307,416	5.56
Swedish Krona	9,555,966	2.61
Hong Kong Dollar	6,468,540	1.77
Singapore Dollar	3,467,912	0.95
Norwegian Krone	3,372,725	0.92
Danish Krone	3,051,505	0.83
United States Dollar	621,831	0.17
New Zealand Dollar	571,419	0.16

Total Investments	$365,572,544	100.00%

INTERNATIONAL EQUITY INDEX FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$108,652,734	29.64
Consumer Discretionary	43,712,904	11.93
Industrials	40,355,165	11.01
Materials	30,697,141	8.37
Consumer Staples	28,685,415	7.83
Energy	26,622,665	7.26
Health Care	25,701,026	7.01
Information Technology	20,469,565	5.58
Utilities	20,379,670	5.56
Telecommunication Services	19,695,618	5.37

Total Stocks	364,971,903	99.56
Repurchase Agreement	600,641	0.16
Cash and Other Assets, Net of Liabilities	1,015,695	0.28

Net Assets	$366,588,239	100.00%

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 2006

	Shares	Value
Registered Investment Companies (99.85%)
State Farm Variable Product Trust Bond Fund (37.17%) (a)	3,616,362	$35,874,310
State Farm Variable Product Trust Large Cap Equity Index Fund (62.68%) (a)	4,209,667	60,492,912

Total Registered Investment Companies
(cost $89,865,541)		96,367,222

TOTAL INVESTMENTS (99.85%)
(cost $89,865,541)		96,367,222
OTHER ASSETS, NET OF LIABILITIES (0.15%)		140,366

NET ASSETS (100.00%)		$96,507,588

(a)	The Stock and Bond Balanced Fund’s investment adviser is an affiliate of the issuer.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2006

	Principal amount	Value
Corporate Bonds (73.24%)
Aerospace/Defense (1.05%)
TRW Inc.
6.730%, 07/11/2007	$900,000	$905,426
General Dynamics Corp.
3.000%, 05/15/2008	1,000,000	968,258

		1,873,684

Agriculture, Foods, & Beverage (5.66%)
General Mills Inc.
5.125%, 02/15/2007	1,000,000	999,294
Dean Foods Co.
8.150%, 08/01/2007	1,000,000	1,012,500
Sara Lee Corp.
2.750%, 06/15/2008	1,000,000	960,861
Kraft Foods Inc.
4.125%, 11/12/2009	1,000,000	969,942
Campbell Soup Co.
6.750%, 02/15/2011	1,000,000	1,050,258
PepsiAmericas Inc.
5.625%, 05/31/2011	1,000,000	1,006,615
HJ Heinz Co.
6.625%, 07/15/2011	1,000,000	1,040,088
Hershey Co.
5.300%, 09/01/2011	500,000	501,596
ConAgra Foods Inc.
6.750%, 09/15/2011	1,000,000	1,053,132
Kraft Foods Inc.
5.625%, 11/01/2011	1,000,000	1,010,629
Hershey Co.
5.450%, 09/01/2016	500,000	501,448

		10,106,363

Automotive (2.79%)
Toyota Motor Credit
5.650%, 01/15/2007	1,000,000	1,000,214
General Motors Acceptance Corp.
6.150%, 04/05/2007	1,500,000	1,500,047
Ford Motor Credit Co.
4.950%, 01/15/2008	1,000,000	983,107
7.375%, 02/01/2011	1,000,000	989,943
Toyota Motor Credit Corp.
5.450%, 05/18/2011	500,000	506,876

		4,980,187

Banks (6.94%)
JPMorgan Chase & Co.
5.350%, 03/01/2007	1,000,000	999,798
Bank One Corp.
2.625%, 06/30/2008	1,000,000	961,633
Bank of New York
5.050%, 03/03/2009	500,000	496,613
Wells Fargo & Co.
4.200%, 01/15/2010	1,000,000	974,197

	Principal amount	Value
Corporate Bonds (Cont.)
Banks (Cont.)
Bank of America Corp.
4.250%, 10/01/2010	$1,500,000	$1,452,564
Wells Fargo & Co.
4.875%, 01/12/2011	500,000	495,035
Bank of New York
4.950%, 01/14/2011	1,000,000	990,179
Wachovia Corp.
5.350%, 03/15/2011	500,000	501,408
Charter One Bank FSB
5.500%, 04/26/2011	1,000,000	1,008,336
Royal Bank of Canada
5.650%, 07/20/2011	500,000	509,510
Bank of America Corp.
5.375%, 08/15/2011	500,000	503,456
Wachovia Corp.
5.700%, 08/01/2013	500,000	508,689
US Bank NA
4.950%, 10/30/2014	500,000	486,897
Fifth Third Bank
4.750%, 02/01/2015	500,000	476,980
Suntrust Banks Inc.
5.000%, 09/01/2015	500,000	485,145
Wachovia Bank NA
5.600%, 03/15/2016	500,000	504,888
Wells Fargo Bank NA
5.750%, 05/16/2016	500,000	512,083
Bank of America NA
6.000%, 06/15/2016	500,000	520,192

		12,387,603

Building Materials & Construction (2.76%)
Lafarge SA
6.150%, 07/15/2011	500,000	511,775
CRH America Inc.
5.625%, 09/30/2011	500,000	502,099
Hanson Australia Funding
5.250%, 03/15/2013	1,000,000	975,278
Leggett & Platt Inc.
4.700%, 04/01/2013	1,000,000	956,063
Masco Corp.
4.800%, 06/15/2015	500,000	456,592
Hanson PLC
6.125%, 08/15/2016	500,000	508,932
CRH America Inc.
6.000%, 09/30/2016	1,000,000	1,009,395

		4,920,134

Chemicals (3.34%)
The Dow Chemical Co.
5.750%, 12/15/2008	1,000,000	1,007,881
Great Lakes Chemical Corp.
7.000%, 07/15/2009	2,000,000	2,060,000

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Principal amount	Value
Corporate Bonds (Cont.)
Chemicals (Cont.)
Air Products & Chemicals Inc.
4.125%, 12/01/2010	$1,000,000	$958,968
E.I. du Pont de Nemours and Co.
4.125%, 03/06/2013	1,000,000	936,075
Praxair Inc.
5.375%, 11/01/2016	1,000,000	995,775

		5,958,699

Commercial Service/Supply (1.10%)
RR Donnelley & Sons Co.
3.750%, 04/01/2009	1,000,000	962,595
4.950%, 05/15/2010	500,000	489,416
Dun & Bradstreet Corp.
5.500%, 03/15/2011	500,000	501,254

		1,953,265

Consumer & Marketing (4.21%)
Newell Rubbermaid Inc.
4.625%, 12/15/2009	1,000,000	976,685
Unilever Capital Corp.
7.125%, 11/01/2010	1,000,000	1,062,224
Avon Products Inc.
5.125%, 01/15/2011	500,000	495,247
Clorox Co.
6.125%, 02/01/2011	1,000,000	1,027,254
Whirlpool Corp.
6.125%, 06/15/2011	1,000,000	1,018,018
Reed Elsevier Capital
4.625%, 06/15/2012	500,000	477,556
Kimberly-Clark Corp.
5.000%, 08/15/2013	1,000,000	978,888
The Procter & Gamble Co.
4.950%, 08/15/2014	1,000,000	976,615
Black & Decker Corp.
5.750%, 11/15/2016	500,000	495,885

		7,508,372

Electronic/Electrical Mfg. (1.68%)
Emerson Electric Co.
5.500%, 09/15/2008	500,000	501,468
5.750%, 11/01/2011	1,000,000	1,020,985
General Electric Co.
5.000%, 02/01/2013	1,000,000	988,901
Emerson Electric Co.
5.125%, 12/01/2016	500,000	487,667

		2,999,021

Financial Services (5.82%)
Citigroup Inc.
5.000%, 03/06/2007	1,000,000	999,298
Household Finance Corp.
4.125%, 11/16/2009	1,000,000	972,215

	Principal amount	Value
Corporate Bonds (Cont.)
Financial Services (Cont.)
Citigroup Inc.
4.125%, 02/22/2010	$500,000	$485,024
SLM Corp.
4.500%, 07/26/2010	1,000,000	973,361
John Deere Capital Corp.
4.875%, 10/15/2010	1,000,000	982,558
American Express Credit
5.000%, 12/02/2010	1,000,000	993,333
SLM Corp.
5.450%, 04/25/2011	500,000	501,942
HSBC Finance Corp.
5.700%, 06/01/2011	500,000	508,640
John Deere Capital Corp.
5.650%, 07/25/2011	500,000	505,491
American Express Co.
5.250%, 09/12/2011	500,000	500,540
Western Union Co. (a)
5.400%, 11/17/2011	500,000	493,038
HSBC Finance Corp.
5.250%, 01/15/2014	500,000	495,286
General Electric Capital Corp.
4.875%, 03/04/2015	500,000	486,304
Citigroup Inc.
5.300%, 01/07/2016	500,000	496,032
Western Union Co. (a)
5.930%, 10/01/2016	500,000	495,213
General Electric Capital Corp.
5.375%, 10/20/2016	500,000	500,666

		10,388,941

Forest Products & Paper (0.83%)
Weyerhaeuser Co.
6.125%, 03/15/2007	1,000,000	1,000,710
International Paper Co.
4.000%, 04/01/2010	500,000	479,904

		1,480,614

Health Care (7.42%)
GlaxoSmithKline
2.375%, 04/16/2007	1,000,000	991,211
Eli Lilly & Co.
2.900%, 03/15/2008	1,000,000	973,376
Bristol-Myers Squibb Co.
4.000%, 08/15/2008	1,000,000	979,994
Abbott Laboratories
5.400%, 09/15/2008	500,000	501,551
3.500%, 02/17/2009	500,000	483,845
Hillenbrand Industries
4.500%, 06/15/2009	1,000,000	979,733
Amgen Inc.
4.000%, 11/18/2009	1,000,000	970,183

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Baxter FinCo BV
4.750%, 10/15/2010	$1,000,000	$980,981
Abbott Laboratories
5.600%, 05/15/2011	500,000	506,905
Merck & Co. Inc.
4.375%, 02/15/2013	1,000,000	949,344
Becton Dickinson & Co.
4.550%, 04/15/2013	1,000,000	955,880
Schering-Plough Corp.
5.550%, 12/01/2013	500,000	501,448
AstraZeneca PLC SP
5.400%, 06/01/2014	1,000,000	1,004,304
Boston Scientific Corp.
5.450%, 06/15/2014	1,000,000	960,099
Merck & Co. Inc.
4.750%, 03/01/2015	500,000	476,259
Abbott Laboratories
5.875%, 05/15/2016	500,000	515,015
Baxter International Inc.
5.900%, 09/01/2016	500,000	513,641

		13,243,769

Machinery & Manufacturing (6.58%)
Cooper Industries Inc.
5.250%, 07/01/2007	1,000,000	996,932
Dover Corp.
6.250%, 06/01/2008	1,425,000	1,441,241
BF Goodrich Co.
6.600%, 05/15/2009	1,000,000	1,022,379
3M Co.
5.125%, 11/06/2009	2,000,000	2,000,200
Honeywell International Inc.
7.500%, 03/01/2010	1,000,000	1,066,295
United Technologies Corp.
4.375%, 05/01/2010	1,500,000	1,465,264
Johnson Controls Inc.
5.250%, 01/15/2011	1,000,000	992,117
Caterpillar Inc.
6.550%, 05/01/2011	1,000,000	1,046,870
Bemis Co. Inc.
4.875%, 04/01/2012	500,000	484,903
Johnson Controls Inc.
4.875%, 09/15/2013	750,000	716,119
Caterpillar Inc.
5.700%, 08/15/2016	500,000	506,979

		11,739,299

Media & Broadcasting (2.82%)
New York Times Co.
4.500%, 03/15/2010	500,000	483,554
Gannett Co.
5.750%, 06/01/2011	1,000,000	1,006,504

	Principal amount	Value
Corporate Bonds (Cont.)
Media & Broadcasting (Cont.)
Knight-Ridder Inc.
7.125%, 06/01/2011	$1,000,000	$1,047,658
The Walt Disney Co.
5.700%, 07/15/2011	1,000,000	1,017,513
New York Times Co.
5.000%, 03/15/2015	500,000	464,582
The Walt Disney Co.
5.625%, 09/15/2016	1,000,000	1,006,959

		5,026,770

Mining & Metals (2.17%)
Rio Tinto Finance USA Ltd.
2.625%, 09/30/2008	1,000,000	956,523
Alcan Inc.
6.450%, 03/15/2011	500,000	517,536
BHP Billiton Finance
4.800%, 04/15/2013	1,000,000	967,953
Barrick Gold Finance Inc.
4.875%, 11/15/2014	1,000,000	947,672
Alcan Inc.
5.000%, 06/01/2015	500,000	475,567

		3,865,251

Oil & Gas (3.39%)
ChevronTexaco Capital Co.
3.500%, 09/17/2007	1,000,000	988,267
Shell International Finance
5.625%, 06/27/2011	1,500,000	1,530,311
Conoco Funding Co.
6.350%, 10/15/2011	1,000,000	1,045,446
National Fuel Gas Co.
5.250%, 03/01/2013	1,000,000	978,036
Anadarko Petroleum Corp.
5.950%, 09/15/2016	1,000,000	1,002,093
ConocoPhillips Canada
5.625%, 10/15/2016	500,000	502,377

		6,046,530

Retailers (4.68%)
Safeway Inc.
4.125%, 11/01/2008	1,000,000	976,734
May Department Stores Co.
4.800%, 07/15/2009	1,000,000	984,045
CVS Corp.
4.000%, 09/15/2009	1,000,000	966,787
Home Depot Inc.
3.750%, 09/15/2009	1,000,000	963,986
Wal-Mart Stores Inc.
4.000%, 01/15/2010	500,000	484,489
Home Depot Inc.
4.625%, 08/15/2010	500,000	489,486
5.200%, 03/01/2011	500,000	497,383

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Principal amount	Value
Corporate Bonds (Cont.)
Retailers (Cont.)
CVS Corp.
5.750%, 08/15/2011	$500,000	$506,013
Lowe’s Companies Inc.
5.000%, 10/15/2015	1,000,000	963,302
Target Corp.
5.875%, 07/15/2016	1,000,000	1,031,996
Lowe’s Companies Inc.
5.400%, 10/15/2016	500,000	492,940

		8,357,161

Telecom & Telecom Equipment (3.07%)
SBC Communications Inc.
5.300%, 11/15/2010	1,000,000	1,000,138
Verizon Communications
5.350%, 02/15/2011	1,000,000	1,001,619
Cisco Systems Inc.
5.250%, 02/22/2011	1,000,000	1,002,509
Deutsche Telekom International Finance
5.375%, 03/23/2011	500,000	498,486
Vodafone Group PLC
5.500%, 06/15/2011	1,000,000	1,002,539
BellSouth Corp.
5.200%, 09/15/2014	1,000,000	975,917

		5,481,208

Utilities & Energy (6.93%)
Virginia Electric & Power
5.375%, 02/01/2007	1,000,000	999,801
Georgia Power
4.875%, 07/15/2007	1,000,000	996,908
Pacificorp
4.300%, 09/15/2008	1,000,000	983,866
Atmos Energy Corp.
4.000%, 10/15/2009	1,000,000	962,000
Commonwealth Edison
4.740%, 08/15/2010	1,000,000	975,230
Southern California Gas
4.375%, 01/15/2011	1,000,000	967,743
Appalachian Power Co.
5.550%, 04/01/2011	500,000	500,625
Duke Energy Corp.
6.250%, 01/15/2012	500,000	520,626
Vectren Utility Holdings
5.250%, 08/01/2013	500,000	484,913
Union Electric Co.
5.500%, 05/15/2014	1,000,000	981,684
Carolina Power & Light
5.250%, 12/15/2015	1,000,000	983,319
Ohio Power Co.
6.000%, 06/01/2016	1,000,000	1,026,818
Commonwealth Edison
5.950%, 08/15/2016	500,000	505,503

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Baltimore Gas & Electric Co. (a)
5.900%, 10/01/2016	$500,000	$502,225
Consolidated Edison Co. NY
5.300%, 12/01/2016	1,000,000	982,732

		12,373,993

Total Corporate Bonds
(cost $ 131,332,235)		130,690,864

Taxable Municipal Bonds (0.55%)
New Jersey State Turnpike
Authority Transportation
2.840%, 01/01/2008	1,000,000	977,470

Total Taxable Municipal Bonds
(cost $1,000,000)		977,470

Government Agency Securities (10.63%) (b)
Federal Home Loan Mortgage Corp.
5.125%, 10/15/2008	4,000,000	4,005,124
6.625%, 09/15/2009	2,000,000	2,082,998
4.500%, 07/15/2013	1,500,000	1,460,220
5.200%, 03/05/2019	2,000,000	1,944,424
5.300%, 05/12/2020	2,000,000	1,908,792
Federal National Mortgage Association
7.125%, 03/15/2007	2,000,000	2,007,612
6.625%, 10/15/2007	2,000,000	2,020,782
3.250%, 08/15/2008	1,500,000	1,457,905
6.625%, 09/15/2009	2,000,000	2,082,486

Total Government Agency Securities
(cost $18,946,751)		18,970,343

U.S. Treasury Obligations (9.58%)
U.S. Treasury Notes
6.625%, 05/15/2007	3,000,000	3,016,758
6.000%, 08/15/2009	3,000,000	3,090,585
6.500%, 02/15/2010	3,000,000	3,151,524
5.000%, 08/15/2011	3,000,000	3,041,952
4.000%, 11/15/2012	2,000,000	1,931,016
3.875%, 02/15/2013	3,000,000	2,871,210

Total U.S. Treasury Obligations
(cost $17,618,696)		17,103,045

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Short-term Investments (4.85%)
JPMorgan Prime Money Market Fund	8,656,221	$8,656,221

Total Short-term Investments
(cost $8,656,221)		8,656,221

TOTAL INVESTMENTS (98.85%)
(cost $177,553,903)		176,397,943
OTHER ASSETS, NET OF LIABILITIES (1.15%)		2,058,128

NET ASSETS (100.00%)		$178,456,071

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of these securities amounted to $1,490,476 or 0.84% of net assets.

(b)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2006

	Principal amount	Value
Short-term Investments (100.17%)
Automotive (19.73%)
New Center Asset Trust
5.240%, 01/03/2007	$2,376,000	$2,375,308
FCAR Owner Trust Series I
5.260%, 02/23/2007	2,377,000	2,358,593
American Honda Finance Corp.
5.220%, 02/26/2007	2,400,000	2,380,512
Toyota Motor Credit Corp.
5.220%, 03/21/2007	2,400,000	2,372,508

		9,486,921

Financial Services (21.61%)
Chevron Funding Corp.
5.180%, 02/06/2007	2,300,000	2,288,086
Citigroup Funding
5.240%, 02/12/2007	2,379,000	2,364,457
General Electric Capital Corp.
5.230%, 02/27/2007	2,393,000	2,373,184
HSBC Finance Corp.
5.230%, 02/28/2007	2,400,000	2,379,777
Caterpillar Financial Services Corp.
5.220%, 03/19/2007	1,000,000	988,835

		10,394,339

Government Agency Securities (43.42%) (a)
Federal Home Loan Bank
5.155%, 01/24/2007	3,450,000	3,438,638
5.151%, 01/31/2007	2,000,000	1,991,415
Federal Home Loan Mortgage Corp.
5.150%, 01/09/2007	2,000,000	1,997,711
5.145%, 01/16/2007	3,500,000	3,492,521
5.155%, 02/13/2007	1,500,000	1,490,764
5.155%, 03/23/2007	1,000,000	988,401
Federal National Mortgage Association
5.130%, 01/03/2007	1,500,000	1,499,572
5.155%, 01/10/2007	3,000,000	2,996,134
5.153%, 02/01/2007	3,000,000	2,986,688

		20,881,844

Health Care (4.93%)
Abbott Laboratories (b)
5.200%, 03/13/2007	1,000,000	989,744
5.200%, 03/29/2007	1,400,000	1,382,407

		2,372,151

	Shares or principal amount	Value
Short-term Investments (Cont.)
Registered Investment Companies (2.86%)
JPMorgan Prime Money Market Fund	1,375,977	$1,375,977

Telecom & Telecom Equipment (7.62%)
AT&T Inc. (b)
5.260%, 01/18/2007	$1,379,000	1,375,575
BellSouth Corp.
5.270%, 02/09/2007	2,300,000	2,286,869

		3,662,444

Total Short-term Investments
(cost $ 48,173,676)		48,173,676

TOTAL INVESTMENTS (100.17%)
(cost $ 48,173,676)		48,173,676

LIABILITIES, NET OF OTHER ASSETS (-0.17%)		(80,748)

NET ASSETS (100.00%)		$48,092,928

(a)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(b)	Securities exempt from registration under section 4(2) of the Securities Act of 1933. These securities are purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of these securities amounted to $3,747,726 or 7.79% of net assets.

See accompanying notes to financial statements.

(This page intentionally left blank.)

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2006

	Large Cap Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Assets
Investments in securities at identified cost	$32,850,823	30,559,201	31,380,167

Investments in securities at market value	$36,607,718	30,535,619	38,983,838
Cash	—	—	—
Foreign currencies at value (cost $102, $1,197,144, respectively)	—	—	109
Receivable for:
Dividends and interest	75,597	26,135	38,227
Shares of the Fund sold	2,545	1,231	1,936
Securities sold	—	73,652	18,008
SFIMC	847	3,970	15,436
Unrealized gain on forward foreign currency contracts	—	—	6,036
Variation margin	—	—	—
Prepaid expenses	749	708	849

Total assets	36,687,456	30,641,315	39,064,439

Liabilities and Net Assets
Payable for:
Shares of the Fund redeemed	1,106	58	—
Securities purchased	29,338	182,191	34,818
Variation margin	—	—	—
Unrealized loss on forward foreign currency contracts	—	—	13,487
Due to affiliates	61,647	68,876	120,216
Accrued liabilities	18,809	21,341	28,944

Total Liabilities	110,900	272,466	197,465

Net assets applicable to shares outstanding of common stock	$36,576,556	30,368,849	38,866,974

Fund shares outstanding (no par value, unlimited number of shares authorized)	3,198,738	2,815,455	3,007,109
Net asset value, offering price and redemption price per share	$11.43	10.79	12.93

Analysis of Net Assets
Paid-in-capital	$32,687,822	28,244,429	31,384,235
Accumulated net realized gain (loss)	119,835	2,143,431	198,508
Net unrealized appreciation (depreciation)	3,756,895	(23,582)	7,597,074
Undistributed (distributions in excess of) net investment income	12,004	4,571	(312,843)

Net assets applicable to shares outstanding	$36,576,556	30,368,849	38,866,974

See accompanying notes to financial statements.

Large Cap Equity Index Fund	Small Cap Equity Index Fund	International Equity Index Fund	Stock and Bond Balanced Fund	Bond Fund	Money Market Fund
520,330,818	232,688,554	254,742,687	89,865,541	177,553,903	48,173,676

599,088,157	292,242,373	365,572,544	96,367,222	176,397,943	48,173,676
609	131,437	—	54,291	—	—
—	—	1,231,764	—	—	—
812,631	322,516	504,575	—	2,398,625	3,865
4,719	1,319	13,113	13,092	660	1,308
92,729	29	51,689	200,000	—	—
—	—	—	14,838	—	9,348
—	—	—	—	—	—
—	—	30,418	—	—	—
14,388	7,133	9,022	1,536	4,526	1,140

600,013,233	292,704,807	367,413,125	96,650,979	178,801,754	48,189,337

228,287	29,735	1,036	127,017	51,119	8,652
—	—	57,744	—	—	—
20,561	60,211	—	—	—	—
—	—	—	—	—	—
471,701	368,207	673,014	—	259,925	65,395
78,530	90,280	93,092	16,374	34,639	22,362

799,079	548,433	824,886	143,391	345,683	96,409

599,214,154	292,156,374	366,588,239	96,507,588	178,456,071	48,092,928

41,697,379	22,571,581	22,461,785	7,444,214	17,990,696	48,094,030
14.37	12.94	16.32	12.96	9.92	1.00

528,062,982	230,007,466	259,114,001	87,253,975	180,073,315	48,094,030
(7,750,342)	2,418,606	204,888	297,964	(461,284)	(1,102)
78,752,319	59,462,784	110,904,954	6,501,681	(1,155,960)	—
149,195	267,518	(3,635,604)	2,453,968	—	—

599,214,154	292,156,374	366,588,239	96,507,588	178,456,071	48,092,928

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF OPERATIONS

Year ended December 31, 2006

	Large Cap Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Investment Income:
Dividends	$723,153	165,144	859,406
Interest	67,577	79,804	43,872

	790,730	244,948	903,278
Less: foreign withholding taxes	(4,471)	(1,301)	(62,657)

Total investment income	786,259	243,647	840,621
Expenses:
Investment advisory and management fees	186,780	216,390	270,928
Professional fees	26,387	29,472	30,563
Reports to shareholders (a)	(1,471)	(1,583)	1,156
Custodian fees	3,705	6,988	80,189
Securities valuation fees	1,679	2,298	25,751
Errors & omissions insurance	1,433	1,366	1,611
Trustees’ fees and expenses	950	851	1,061
Regulatory fees	721	980	380
ICI dues	444	370	473
Fidelity bond expense	252	237	174
Chief Compliance Officer expense	143	131	158
License index fees	—	—	—

Total expenses	221,023	257,500	412,444
Less: expense reimbursement from SFIMC	(3,113)	(14,061)	(73,784)

Net expenses	217,910	243,439	338,660

Net investment income	568,349	208	501,961
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	1,184,582	2,632,606	1,988,881
Net realized gain (loss) on forward foreign currency contracts	—	—	405
Net realized gain (loss) on foreign currency transactions	—	—	8,339
Net realized gain (loss) on futures contracts	—	—	—
Change in unrealized gain (loss) on open futures contracts	—	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	2,974,359	1,088,897	3,503,358

Net realized and unrealized gain (loss) on investments	4,158,941	3,721,503	5,500,983

Net change in net assets resulting from operations	$4,727,290	3,721,711	6,002,944

(a)	For the Large Cap Equity and Small/Mid Cap Equity Funds, the negative amounts are due to the reversal of prior year over-accruals of annual report expense.

See accompanying notes to financial statements.

Large Cap Equity Index Fund	Small Cap Equity Index Fund	International Equity Index Fund	Stock and Bond Balanced Fund	Bond Fund	Money Market Fund

10,551,545	3,073,142	10,118,824	2,452,863	—	—
246,517	514,159	37,971	1,108	8,707,614	2,298,110

10,798,062	3,587,301	10,156,795	2,453,971	8,707,614	2,298,110
—	(1,318)	(725,342)	—	—	—

10,798,062	3,585,983	9,431,453	2,453,971	8,707,614	2,298,110

1,434,988	1,099,739	1,799,691	—	864,637	183,464
50,984	53,936	48,060	18,088	31,450	23,309
115,154	132,683	117,163	29,805	62,708	34,678
—	—	251,602	61	2,669	2,383
5,752	22,152	93,830	—	11,163	—
27,130	14,133	15,602	4,547	8,526	2,208
16,468	8,061	9,596	2,804	5,147	1,427
2,804	8,445	580	380	380	380
5,958	3,060	2,748	—	2,440	510
4,092	1,968	2,717	629	1,150	284
2,747	1,359	1,526	466	879	228
58,308	10,001	10,000	—	—	—

1,724,385	1,355,537	2,353,115	56,780	991,149	248,871
—	—	—	(56,780)	—	(19,541)

1,724,385	1,355,537	2,353,115	—	991,149	229,330

9,073,677	2,230,446	7,078,338	2,453,971	7,716,465	2,068,780

1,137,342	22,351,897	5,011,473	298,028	218,085	—
—	—	87,073	—	—	—
—	—	54,103	—	—	—
409,475	424,855	124,654	—	—	—
87,234	98,507	(979)	—	—	—
69,723,494	19,363,457	61,517,679	7,000,562	(457,001)	—

71,357,545	42,238,716	66,794,003	7,298,590	(238,916)	—

80,431,222	44,469,162	73,872,341	9,752,561	7,477,549	2,068,780

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Equity Fund
Years ended December 31,	2006	2005 (a)
From operations:
Net investment income	$568,349	189,622
Net realized gain (loss)	1,184,582	75,038
Change in net unrealized appreciation or depreciation	2,974,359	782,536

Net change in net assets resulting from operations	4,727,290	1,047,196
Distributions to shareholders from:
Net investment income	(559,259)	(186,165)
Net realized gain	(1,109,182)	(31,146)

Total distributions to shareholders	(1,668,441)	(217,311)
From Fund share transactions:
Proceeds from shares sold	5,313,407	25,880,871
Reinvestment of distributions	1,668,442	217,311

	6,981,849	26,098,182
Less payments for shares redeemed	(342,449)	(49,760)

Net increase (decrease) in net assets from Fund share transactions	6,639,400	26,048,422

Total increase (decrease) in net assets	9,698,249	26,878,307

Net assets:
Beginning of year	26,878,307	—

	$36,576,556	26,878,307

End of year*	$12,004	3,457

* Including undistributed (distribution in excess of) net investment income
Share Information
Sold	481,575	2,586,804
Issued in reinvestment of distributions	145,082	20,915
Redeemed	(30,618)	(5,020)

Net increase (decrease)	596,039	2,602,699

(a)	From commencement of operations July 26, 2005 to December 31, 2005.

See accompanying notes to financial statements.

Small/Mid Cap Equity Fund		International Equity Fund		Large Cap Equity Index Fund		Small Cap Equity Index Fund
2006	2005 (a)	2006	2005 (a)	2006	2005	2006	2005

208	21,749	$501,961	59,554	9,073,677	7,877,266	2,230,446	1,600,944
2,632,606	318,001	1,997,625	195,981	1,546,817	5,849,525	22,776,752	16,193,523
1,088,897	(1,112,479)	3,503,358	4,093,716	69,810,728	9,451,055	19,461,964	(7,996,287)

3,721,711	(772,729)	6,002,944	4,349,251	80,431,222	23,177,846	44,469,162	9,798,180

(2)	(18,475)	(743,085)	(154,953)	(8,912,394)	(7,809,443)	(2,067,374)	(1,484,603)
(707,065)	(99,020)	(1,885,322)	(86,096)	—	—	(21,629,382)	(16,058,116)

(707,067)	(117,495)	(2,628,407)	(241,049)	(8,912,394)	(7,809,443)	(23,696,756)	(17,542,719)

2,322,417	25,403,385	3,456,249	25,468,247	17,869,871	30,289,204	7,464,234	12,233,417
707,067	117,495	2,628,408	241,049	8,912,394	7,809,441	23,696,756	17,542,718

3,029,484	25,520,880	6,084,657	25,709,296	26,782,265	38,098,645	31,160,990	29,776,135
(267,307)	(38,628)	(386,104)	(23,614)	(21,052,581)	(28,947,212)	(12,849,847)	(33,028,203)

2,762,177	25,482,252	5,698,553	25,685,682	5,729,684	9,151,433	18,311,143	(3,252,068)

5,776,821	24,592,028	9,073,090	29,793,884	77,248,512	24,519,836	39,083,549	(10,996,607)

24,592,028	—	29,793,884	—	521,965,642	497,445,806	253,072,825	264,069,432

30,368,849	24,592,028	38,866,974	29,793,884	599,214,154	521,965,642	292,156,374	253,072,825

4,571	3,274	(312,843)	(80,874)	149,195	105,626	267,518	283,173

226,895	2,541,839	273,575	2,542,489	1,343,684	2,481,773	570,701	1,023,590
65,107	12,113	202,966	20,727	618,058	611,546	1,814,453	1,457,036
(26,513)	(3,986)	(30,483)	(2,165)	(1,576,621)	(2,353,316)	(991,126)	(2,753,825)

265,489	2,549,966	446,058	2,561,051	385,121	740,003	1,394,028	(273,199)

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	International Equity Index Fund
Years ended December 31,	2006	2005
From operations:
Net investment income	$7,078,338	5,261,215
Net realized gain (loss)	5,277,303	3,127,533
Change in net unrealized appreciation or depreciation	61,516,700	26,398,931

Net change in net assets resulting from operations	73,872,341	34,787,679
Distributions to shareholders from:
Net investment income	(8,884,260)	(5,783,131)
Net realized gain	(5,596,690)	(1,780,729)

Total distributions to shareholders	(14,480,950)	(7,563,860)
From Fund share transactions:
Proceeds from shares sold	8,092,387	11,611,990
Reinvestment of distributions	14,480,951	7,563,859

	22,573,338	19,175,849
Less payments for shares redeemed	(7,926,075)	(7,427,928)

	14,647,263	11,747,921

Net increase (decrease) in net assets from Fund share transactions	74,038,654	38,971,740

Total increase (decrease) in net assets
Net assets:
Beginning of year	292,549,585	253,577,845

End of year*	$366,588,239	292,549,585

	$(3,635,604)	(2,052,501)

* Including undistributed (distribution in excess of) net investment income
Share Information
Sold	538,876	935,462
Issued in reinvestment of distributions	885,685	557,395
Redeemed	(523,049)	(577,751)

Net increase (decrease)	901,512	915,106

See accompanying notes to financial statements.

Stock and Bond Balanced Fund		Bond Fund		Money Market Fund
2006	2005	2006	2005	2006	2005

2,453,971	2,266,262	7,716,465	7,420,975	2,068,780	1,331,874
298,028	(64)	218,085	(166,544)	—	(1,102)
7,000,562	485,566	(457,001)	(5,538,599)	—	—

9,752,561	2,751,764	7,477,549	1,715,832	2,068,780	1,330,772

(2,266,245)	(2,058,064)	(7,716,465)	(7,420,975)	(2,068,780)	(1,331,874)
—	—	—	—	—	—

(2,266,245)	(2,058,064)	(7,716,465)	(7,420,975)	(2,068,780)	(1,331,874)

4,013,175	6,333,570	8,157,301	11,815,152	8,951,387	5,300,814
2,266,245	2,058,064	7,716,465	7,039,984	2,068,780	1,312,025

6,279,420	8,391,634	15,873,766	18,855,136	11,020,167	6,612,839
(6,319,425)	(4,059,549)	(6,992,862)	(20,192,834)	(6,832,865)	(18,594,617)

(40,005)	4,332,085	8,880,904	(1,337,698)	4,187,302	(11,981,778)

7,446,311	5,025,785	8,641,988	(7,042,841)	4,187,302	(11,982,880)

89,061,277	84,035,492	169,814,083	176,856,924	43,905,626	55,888,506

96,507,588	89,061,277	178,456,071	169,814,083	48,092,928	43,905,626

2,453,968	2,266,242	—	—	—	—

325,277	533,835	827,650	1,169,663	8,951,387	5,300,814
180,290	178,962	783,005	700,522	2,068,780	1,312,025
(510,946)	(341,862)	(710,588)	(1,997,067)	(6,832,865)	(18,594,617)

(5,379)	370,935	900,067	(126,882)	4,187,302	(11,981,778)

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

State Farm Variable Product Trust (the “Trust”) has nine separate investment portfolios (each a “Fund” and together, the “Funds”) as of December 31, 2006. Shares of each Fund are offered exclusively in connection with variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions and attendant risks.

The Large Cap Equity Fund seeks long-term growth of capital. The Fund invests under normal circumstances at least 80% of its net assets plus any borrowing in common stocks and other equity securities of U.S. companies with market capitalizations of at least $1.5 billion.

The Small/Mid Cap Equity Fund (formerly the Small Cap Equity Fund) seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of small and mid-capitalization stocks issued by U.S. companies.

The International Equity Fund seeks long-term growth of capital. The Fund invests primarily in common stocks of companies located in Europe, Canada, Australia and the Far East. The Fund may also invest in companies located in other countries. There is no restriction on the size of the companies in which the Fund invests.

The Large Cap Equity Index Fund (Large Cap Index Fund) seeks to match the performance of the Standard and Poor’s Composite Index of 500 Stocks® (the “S&P 500”) by investing in the securities that make up the S&P 500. The S&P 500 tracks the common stock performance of 500 large U.S. companies.

The Small Cap Equity Index Fund (Small Cap Index Fund) seeks to match the performance of the Russell 2000. The Small Cap Index Fund invests primarily in some of the stocks found in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The International Equity Index Fund (International Index Fund) seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index® (the “EAFE Free”). The International Index Fund invests primarily in some of the stocks found in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies in 16 European countries, Australia, New Zealand, Hong Kong, Japan and Singapore.

The Stock and Bond Balanced Fund (Balanced Fund) seeks long-term growth of capital, balanced with current income. The Balanced Fund invests in the Large Cap Index and Bond Funds of the Trust.

The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. The Fund invests primarily in bonds issued by U.S. companies.

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Securities valuation

Investments are stated at market value. Stocks traded on securities exchanges, or in an over-the-counter market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the closing values of such securities on the respective exchanges where the security is primarily traded. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. All of the securities and assets of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Funds are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales are valued at market value.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Securities not valued as described above, and securities for which market prices are not readily available or are considered unreliable, are fair valued pursuant to procedures established by the Trust’s Board of Trustees. Fair value, as a general principle, means the value the Fund might reasonably expect to receive upon sale of that security. These fair value procedures require SFIMC, the Trust’s investment adviser, to obtain bid price quotations from brokers or dealers in the securities or quotations from an independent pricing service for non-U.S. equity securities in certain circumstances. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s fair value in its reasonable judgment.

In making a fair value judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining fair value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets.

Repurchase Agreements

The Funds may enter into repurchase agreements with banks, brokers, dealers, and other financial institutions in accordance with a Fund’s investment restrictions. Repurchase agreements involve the purchase of securities with a simultaneous commitment to resell the securities to the seller at an agreed-upon price and date. A Fund will invest only in repurchase agreements collateralized in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the ability to sell the collateral and the Fund could suffer a loss. Each Fund’s Schedule of Investments reflects the repurchase agreements, if any, entered into as of December 31, 2006.

Securities transactions and investment income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Fund share valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined daily on each day the New York Stock Exchange is open, except that a Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset values are determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m., Central Standard time). The net asset value per share is computed by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Federal income taxes, dividends and distributions to shareholders

It is the Funds’ policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments reportable for federal income tax purposes. The Funds intend to comply with this policy and, accordingly, no provision for federal income taxes has been made.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2006, the Funds’ aggregate unrealized gains and losses on securities based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap Equity Fund	$32,843,598	$4,121,830	$(357,710)	$3,764,120
Small/Mid Cap Equity Fund	30,563,631	721,354	(749,366)	(28,012)
International Equity Fund	31,731,988	7,546,557	(294,707)	7,251,850
Large Cap Index Fund	520,787,196	142,148,115	(63,847,154)	78,300,961
Small Cap Index Fund	232,577,997	81,664,315	(21,999,939)	59,664,376
International Index Fund	259,408,840	128,569,773	(22,406,069)	106,163,704
Balanced Fund	89,865,541	7,141,998	(640,317)	6,501,681
Bond Fund	177,553,903	1,362,883	(2,518,843)	(1,155,960)
Money Market Fund	48,173,676	—	—	—

The differences between the cost of investments for Federal tax purposes and the cost of investments reflected on the Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

Dividends and distributions payable to shareholders are recorded by the Large Cap Equity, Small/Mid Cap Equity, International Equity, Large Cap Index, Small Cap Index, International Index, and Balanced Funds on the ex-dividend date. The Bond and Money Market Funds declare daily dividends equal to each Fund’s respective net investment income, and distribute such amounts at the end of each calendar month.

At December 31, 2006, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration year	Large Cap Index Fund	Bond Fund	Money Market Fund
2010	$5,267,019	—	—
2011	—	294,740	—
2012	—	—	—
2013	—	166,544	1,102

Total:	$5,267,019	461,284	1,102

The Large Cap Index Fund, Balanced Fund and Bond Fund utilized $3,682,478, $64 and $218,085 respectively, of capital loss carryforwards to offset realized capital gains in 2006.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2006, in accordance with federal tax regulations the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Large Cap Equity Fund	$38,229	$86,385	$3,764,120	$—	$3,888,734
Small/Mid Cap Equity Fund	1,708,117	444,315	(28,012)	—	2,124,420
International Equity Fund	78,163	159,923	7,252,733	(8,080)	7,482,739
Large Cap Index Fund	126,760	—	78,300,961	(7,276,549)	71,151,172
Small Cap Index Fund	271,072	2,213,460	59,664,376	—	62,148,908
International Index Fund	917,209	326,728	106,230,301	—	107,474,238

Differences between these amounts and the undistributed net investment income reported on the Statements of Assets and Liabilities as of December 31, 2006 relate to current year estimates for return of capital from Real Estate Investment Trusts (“REITs”), accumulated capital losses, post-October loss deferrals, short term capital gains and mark-to-market of PFICs, and/or forward foreign currency and futures contract adjustments. The tax character of undistributed net investment income and capital gain for the remaining Funds was the same as reflected in the Analysis of Net Assets as of December 31, 2006.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from GAAP. These differences are primarily due to differing treatment for futures contracts, the recognition of net realized losses, the timing of fund distributions, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

As of December 31, 2006, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Undistributed (Accumulated) Net Investment Income (Loss)
Large Cap Equity Fund	$—	$543	$(543)
Small/Mid Cap Equity Fund	—	(1,091)	1,091
International Equity Fund	—	(9,155)	9,155
Large Cap Index Fund	—	117,714	(117,714)
Small Cap Index Fund	2,914	175,813	(178,727)
International Index Fund	—	(222,819)	222,819

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions for certain Funds was as follows for the years ended December 31, 2006 and 2005 respectively:

2006	Ordinary Income	Long-term Capital Gain	Total
Large Cap Equity Fund	$1,465,027	$203,414	$1,668,441
Small/Mid Cap Equity Fund	705,611	1,456	707,067
International Equity Fund	1,941,940	686,467	2,628,407
Small Cap Index Fund	3,206,090	20,490,666	23,696,756
International Index Fund	9,182,677	5,298,273	14,480,950

For the remaining Funds, the tax distributions of ordinary income were the same as the distributions from net investment income reflected in the Statements of Changes in Net Assets for the year ended December 31, 2006.

2005	Ordinary Income	Long-term Capital Gain	Total
Large Cap Equity Fund	$217,311	$—	$217,311
Small/Mid Cap Equity Fund	117,495	—	117,495
International Equity Fund	241,049	—	241,049
Small Cap Index Fund	2,364,835	15,177,884	17,542,719

For the remaining Funds, the tax distributions of ordinary income were the same as the distributions from net investment income reflected in the Statement of Changes in Net Assets for the year ended December 31, 2005.

The International Equity Fund and International Index Fund have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for federal income tax purposes. In accordance with this election, the International Equity Fund recognized unrealized appreciation of $166,974 and $184,827, during 2006 and 2005, respectively, and realized gains of $411 and $1,149 during 2006 and 2005, respectively, as ordinary income for federal income tax purposes. The International Index Fund recognized unrealized appreciation of $1,695,511 and $706,309 during 2006 and 2005, respectively, and realized gains of $75,377 and $7,012 during 2006 and 2005, respectively, as ordinary income for federal income tax purposes. The cumulative amount of mark-to-market adjustments recognized on PFICs at December 31, 2006, was $351,801 for the International Equity Fund and $4,552,813 for the International Index Fund.

From November 1, 2006 through December 31, 2006, the International Equity Fund incurred $8,080 in foreign exchange losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising on January 1, 2007.

From November 1, 2006 through December 31, 2006, the Large Cap Index Fund incurred $2,009,530 in net realized losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising on January 1, 2007.

Foreign currency translations

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at December 31, 2006. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with realized and unrealized gains and losses on investment securities.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are generally allocated between the Funds in proportion to each Fund’s relative net assets.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Commitments and contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is improbable.

Financial instruments

The Large Cap Index, Small Cap Index, and International Index Funds, and, indirectly, the Balanced Fund, may enter into stock index futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. These contracts obligate a Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. Additionally, the International Equity and International Index Funds may enter into forward foreign currency contracts to purchase or sell foreign currencies. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

The Large Cap Index, Small Cap Index, and International Index Funds and, indirectly, the Balanced Fund, may enter into short sale transactions to dispose of non-index securities received as a result of corporate actions such as mergers or spinoffs.

New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years in the first reporting period after the effective date. In addition, in September 2006, Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. At this time, the Trust’s management is evaluating the implications of FIN 48 and SFAS 157 and their impact in the financial statements has not yet been determined.

3.	Transactions with affiliates

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (computed on a daily basis and paid quarterly) at the following annual rates:

Large Cap Equity Fund	0.60% of average daily net assets

Small/Mid Cap Equity Fund	0.80% of average daily net assets

International Equity Fund	0.80% of average daily net assets

Large Cap Index Fund	0.26% of average daily net assets

Small Cap Index Fund	0.40% of average daily net assets

International Index Fund	0.55% of average daily net assets

Balanced Fund	None

Bond Fund	0.50% of average daily net assets

Money Market Fund	0.40% of average daily net assets

SFIMC has agreed not to be paid an investment advisory and management services fee for performing its services for the Balanced Fund and has agreed to reimburse any other expenses incurred by that Fund. This expense limitation arrangement is voluntary and may be eliminated by SFIMC at any time. However, SFIMC receives investment advisory fees from managing the underlying Funds in which the Balanced Fund invests. With respect to each Fund, other than the Balanced, International Equity and International Index Funds, SFIMC has agreed to reimburse the expenses incurred by each Fund, other than the investment advisory and management services fee, that exceed 0.10% of such Fund’s average

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

daily net assets. With respect to the International Equity and International Index Funds, SFIMC has agreed to reimburse the expenses incurred by these Funds, other than the investment advisory and management services fee, that exceed 0.20% of the Fund’s average daily net assets. These expense limitation arrangements are voluntary and may be eliminated by SFIMC at any time.

The Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

SFIMC has engaged Capital Guardian Trust Company (“Capital Guardian”) as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity and International Equity Funds, Barclays Global Fund Advisors (“Barclays”) as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Index, Small Cap Index and International Index Funds and Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”) as the investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund. In accordance with the overall investment objectives of each respective Fund, Capital Guardian, Barclays, Bridgeway and Rainier determine which securities to buy and sell for each of these Funds, selects the brokers and dealers to effect the transactions, and negotiates commissions.

For the year ended December 31, 2006, the following fees were earned by Capital Guardian, Barclays, Bridgeway (beginning December 1, 2006) and Rainier (beginning December 1, 2006) for sub-advisory services (not all amounts earned were paid during the period):

	Capital Guardian		Barclays	Bridgeway	Rainier
Large Cap Equity Fund	$79,204		$—	$—	$—
Small/Mid Cap Equity Fund	85,174	(a)	—	7,706	7,706
International Equity Fund	117,507		—	—	—
Large Cap Index Fund	—		432,920	—	—
Small Cap Index Fund	—		351,281	—	—
International Index Fund	—		596,616	—	—

Total Sub-Advisory Fees	$281,885		$1,380,817	$7,706	$7,706

(a)	Effective December 1, 2006, Capital Guardian ceased serving as investment sub-adviser to this Fund.

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees and the Trust’s portion of the compensation paid to or accrued for the Trust’s Chief Compliance Officer.

4.	Investment transactions

Investment transactions (exclusive of short-term instruments) were as follows:

	Year ended December 31, 2006

	Purchases	Sales
Large Cap Equity Fund	$15,531,560	$10,242,275
Small/Mid Cap Equity Fund	41,849,377	40,998,052
International Equity Fund	12,465,956	9,910,260
Large Cap Index Fund	24,699,455	19,034,969
Small Cap Index Fund	59,963,326	62,032,905
International Index Fund	17,387,110	9,792,080
Balanced Fund	2,868,864	2,635,000
Bond Fund	38,896,680	32,495,085

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

5.	Futures and foreign currency contracts

The International Index Fund had no open forward foreign currency contracts at December 31, 2006.

The International Equity Fund had the following open forward foreign currency contracts at December 31, 2006:

Foreign amount	Currency	Contracts	Settlement Date	U.S. Dollar	Unrealized Gain (Loss)
185,341	Australian Dollar	1	01/25/2007	146,072	$5,963
9,397	Canadian Dollar	2	01/02/2007	8,058	39
198,249	Euro	2	01/11/2007-01/25/2007	261,757	(10,455)
16,720,658	Japanese Yen	4	01/04/2007-01/11/2007	140,565	(3,026)
19,229	Singapore Dollar	1	01/03/2007	12,537	28

				Total	$(7,451)

The Large Cap Index, Small Cap Index and International Index Funds had the following open futures contracts at December 31, 2006:

Fund	Type	Number of contracts	Notional Value	Market Value	Position	Expiration Month	Unrealized Gain (Loss)
Large Cap Index Fund	S&P 500 Index Mini	78	$5,575,780	$5,570,760	Long	March ‘07	$(5,020)

Small Cap Index Fund	Russell 2000 Index Mini	111	8,914,425	8,823,390	Long	March ‘07	$(91,035)

International Index Fund	TOPIX Index	2	268,725	282,405	Long	March ‘07	13,680
International Index Fund	DJ Euro Stoxx 50	6	322,793	328,898	Long	March ‘07	6,105
International Index Fund	EMINI MSCI EAFE Index	4	411,400	419,900	Long	March ‘07	8,500
International Index Fund	FTSE 100 Index	3	362,836	364,969	Long	March ‘07	2,133

Total							$30,418

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31, 2006	From commencement of investment operations July 26, 2005 to December 31, 2005
Net asset value, beginning of period	$10.33	10.00
Income from Investment Operations
Net investment income (a)	0.20	0.07
Net gain (loss) on investments (both realized and unrealized)	1.45	0.34

Total from investment operations	1.65	0.41

Less Distributions
Net investment income	(0.18)	(0.07)
Net realized gain	(0.37)	(0.01)

Total distributions	(0.55)	(0.08)

Net asset value, end of period	$11.43	10.33

Total Return	15.91%	4.14	%(b)
Net assets, end of period (millions)	$36.6	26.9
Ratios to average net assets assuming expense reductions
Expenses	0.70%	0.70	%(c)
Net investment income	1.83%	1.71	%(c)
Ratios to average net assets absent expense reductions
Expenses	0.71%	0.85	%(c)
Net investment income	1.82%	1.56	%(c)
Portfolio turnover rate	34%	15%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Total return is not annualized for periods that are less than a full year.

(c)	Determined on an annualized basis.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31, 2006	From commencement of investment operations July 26, 2005 to December 31, 2005
Net asset value, beginning of period	$9.64	10.00
Income from Investment Operations
Net investment income (a) (b)	—	0.01
Net gain (loss) on investments (both realized and unrealized)	1.41	(0.32)

Total from investment operations	1.41	(0.31)

Less Distributions
Net investment income (b)	—	(0.01)
Net realized gain	(0.26)	(0.04)

Total distributions	(0.26)	(0.05)

Net asset value, end of period	$10.79	9.64

Total Return	14.58%	(3.14	)%(c)
Net assets, end of period (millions)	$30.4	24.6
Ratios to average net assets assuming expense reductions
Expenses	0.90%	0.90	%(d)
Net investment income	0.00%	0.21	%(d)
Ratios to average net assets absent expense reductions
Expenses	0.95%	1.11	%(d)
Net investment income	(0.05)%	0.00	%(d)
Portfolio turnover rate	161%	22%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Income and distributions from net investment income represent less than $0.01 per share in 2006.

(c)	Total return is not annualized for periods that are less than a full year.

(d)	Determined on an annualized basis.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31, 2006		From commencement of investment operations July 26, 2005 to December 31, 2005
Net asset value, beginning of period	$11.63		10.00
Income from Investment Operations
Net investment income (a)	0.19		0.02
Net gain (loss) on investments (both realized and unrealized)	2.05		1.70

Total from investment operations	2.24		1.72

Less Distributions
Net investment income	(0.27)		(0.06)
Net realized gain	(0.67)		(0.03)

Total distributions	(0.94)		(0.09)

Net asset value, end of period	$12.93		11.63

Total Return	19.23	%(b)	17.25	%(c)
Net assets, end of period (millions)	$38.9		29.8
Ratios to average net assets assuming expense reductions
Expenses	1.00%		1.00	%(d)
Net investment income	1.48%		0.50	%(d)
Ratios to average net assets absent expense reductions
Expenses	1.22%		1.35	%(d)
Net investment income	1.26%		0.15	%(d)
Portfolio turnover rate	30%		10%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Based upon net asset value of $12.93 as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and the subsequent fair valuation of the equity securities). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $12.95, which caused the total return for the year ended December 31, 2006 to be equivalent to 19.41%.

(c)	Total return is not annualized for periods that are less than a full year.

(d)	Determined on an annualized basis.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$12.63	12.26	11.27	8.89	11.62
Income from Investment Operations
Net investment income (a)	0.22	0.19	0.20	0.14	0.13
Net gain (loss) on investments (both realized and unrealized)	1.74	0.37	0.98	2.38	(2.73)

Total from investment operations	1.96	0.56	1.18	2.52	(2.60)

Less Distributions
Net investment income	(0.22)	(0.19)	(0.19)	(0.14)	(0.13)

Total distributions	(0.22)	(0.19)	(0.19)	(0.14)	(0.13)

Net asset value, end of period	$14.37	12.63	12.26	11.27	8.89

Total Return	15.49%	4.57%	10.46%	28.31%	(22.41)%
Net assets, end of period (millions)	$599.2	522.0	497.4	395.8	284.1
Ratios to average net assets
Expenses	0.31%	0.32%	0.30%	0.31%	0.31%
Net investment income	1.64%	1.57%	1.73%	1.47%	1.31%
Portfolio turnover rate	3%	4%	3%	1%	3%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$11.95	12.31	10.79	7.43	9.46
Income from Investment Operations
Net investment income (a)	0.11	0.08	0.08	0.06	0.08
Net gain (loss) on investments (both realized and unrealized)	2.02	0.45	1.85	3.36	(2.03)

Total from investment operations	2.13	0.53	1.93	3.42	(1.95)

Less Distributions
Net investment income	(0.10)	(0.08)	(0.06)	(0.06)	(0.08)
Net realized gain	(1.04)	(0.81)	(0.35)	—	—

Total distributions	(1.14)	(0.89)	(0.41)	(0.06)	(0.08)

Net asset value, end of period	$12.94	11.95	12.31	10.79	7.43

Total Return	17.75%	4.25%	17.89%	45.96%	(20.66)%
Net assets, end of period (millions)	$292.2	253.1	264.0	208.0	134.2
Ratios to average net assets assuming expense reductions
Expenses	0.49%	0.50%	0.48%	0.50%	0.50%
Net investment income	0.81%	0.64%	0.71%	0.71%	0.93%
Ratios to average net assets absent expense reductions
Expenses	0.49%	0.50%	0.48%	0.51%	0.50%
Net investment income	0.81%	0.64%	0.71%	0.70%	0.93%
Portfolio turnover rate	23%	17%	20%	22%	29%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31,
	2006		2005	2004	2003	2002
Net asset value, beginning of period	$13.57		12.28	10.50	7.75	9.40
Income from Investment Operations
Net investment income (a)	0.33		0.25	0.19	0.15	0.12
Net gain (loss) on investments (both realized and unrealized)	3.09		1.40	1.83	2.78	(1.65)

Total from investment operations	3.42		1.65	2.02	2.93	(1.53)

Less Distributions
Net investment income	(0.41)		(0.28)	(0.24)	(0.18)	(0.12)
Net realized gain	(0.26)		(0.08)	—	—	—

Total distributions	(0.67)		(0.36)	(0.24)	(0.18)	(0.12)

Net asset value, end of period	$16.32		13.57	12.28	10.50	7.75

Total Return	25.20	%(b)	13.44%	19.26%	37.84%	(16.26)%
Net assets, end of period (millions)	$366.6		292.6	253.6	203.7	144.2
Ratios to average net assets assuming expense reductions
Expenses	0.72%		0.74%	0.75%	0.75%	0.75%
Net investment income	2.16%		1.98%	1.76%	1.75%	1.40%
Ratios to average net assets absent expense reductions
Expenses	0.72%		0.74%	0.77%	0.77%	0.78%
Net investment income	2.16%		1.98%	1.74%	1.73%	1.37%
Portfolio turnover rate	3%		3%	4%	5%	9%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Based upon net asset value of $16.32 as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and the subsequent fair valuation of the equity securities). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $16.35, which caused the total return for the year ended December 31, 2006 to be equivalent to 25.43%.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$11.96	11.87	11.30	9.82	11.34
Income from Investment Operations
Net investment income (a)	0.33	0.31	0.31	0.27	0.30
Net gain (loss) on investments (both realized and unrealized)	0.98	0.06	0.50	1.51	(1.49)

Total from investment operations	1.31	0.37	0.81	1.78	(1.19)

Less Distributions
Net investment income	(0.31)	(0.28)	(0.23)	(0.27)	(0.29)
Net realized gain	—	—	(0.01)	(0.03)	(0.04)

Total distributions	(0.31)	(0.28)	(0.24)	(0.30)	(0.33)

Net asset value, end of period	$12.96	11.96	11.87	11.30	9.82

Total Return	11.03%	3.22%	7.26%	18.30%	(10.51)%
Net assets, end of period (millions)	$96.5	89.1	84.0	70.3	55.1
Ratios to average net assets assuming expense reductions
Expenses (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	2.68%	2.63%	2.69%	2.55%	2.84%
Ratios to average net assets absent expense reductions
Expenses (b)	0.06%	0.08%	0.05%	0.06%	0.05%
Net investment income	2.62%	2.55%	2.64%	2.49%	2.78%
Portfolio turnover rate	3%	1%	0%	1%	9%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Expense ratios relate to the Balanced Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$9.94	10.27	10.46	10.50	10.16
Income from Investment Operations
Net investment income	0.44	0.43	0.44	0.46	0.52
Net gain (loss) on investments (both realized and unrealized)	(0.02)	(0.33)	(0.19)	(0.03)	0.37

Total from investment operations	0.42	0.10	0.25	0.43	0.89

Less Distributions
Net investment income	(0.44)	(0.43)	(0.44)	(0.46)	(0.52)
Net realized gain	—	—	—	(0.01)	(0.03)

Total distributions	(0.44)	(0.43)	(0.44)	(0.47)	(0.55)

Net asset value, end of period	$9.92	9.94	10.27	10.46	10.50

Total Return	4.34%	1.02%	2.40%	4.08%	9.01%
Net assets, end of period (millions)	$178.5	169.8	176.9	162.2	148.1
Ratios to average net assets
Expenses	0.57%	0.57%	0.55%	0.56%	0.55%
Net investment income	4.46%	4.28%	4.22%	4.35%	5.05%
Portfolio turnover rate	19%	16%	10%	9%	17%

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$1.00	1.00	1.00	1.00	1.00
Income from Investment Operations
Net investment income	0.04	0.03	0.01	0.01	0.01

Total from investment operations	0.04	0.03	0.01	0.01	0.01

Less Distributions
Net investment income	(0.04)	(0.03)	(0.01)	(0.01)	(0.01)

Total distributions	(0.04)	(0.03)	(0.01)	(0.01)	(0.01)

Net asset value, end of period	$1.00	1.00	1.00	1.00	1.00

Total Return	4.59%	2.74%	0.87%	0.67%	1.28%
Net assets, end of period (millions)	$48.1	43.9	55.9	55.1	56.2
Ratios to average net assets assuming expense reductions
Expenses	0.50%	0.50%	0.48%	0.48%	0.47%
Net investment income	4.51%	2.66%	0.87%	0.67%	1.27%
Ratios to average net assets absent expense reductions
Expenses	0.54%	0.54%	0.48%	0.48%	0.47%
Net investment income	4.47%	2.62%	0.87%	0.67%	1.27%

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the State Farm Variable Product Trust

– Large Cap Equity Fund

– Small/Mid Cap Equity Fund (formerly Small Cap Equity Fund)

– International Equity Fund

– Large Cap Equity Index Fund

– Small Cap Equity Index Fund

– International Equity Index Fund

– Stock and Bond Balanced Fund

– Bond Fund

– Money Market Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Large Cap Equity Fund, Small/Mid Cap Equity Fund (formerly Small Cap Equity Fund), International Equity Fund, Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, Stock and Bond Balanced Fund, Bond Fund and Money Market Fund, comprising the State Farm Variable Product Trust (collectively, the “Funds”) as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of the State Farm Variable Product Trust at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 26, 2007

Chicago, Illinois

Management Information – State Farm Variable Product Trust (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 53	Trustee	Began service in 1997 and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW – University of St. Thomas School of Law (since 6/2002); DEAN – University of Illinois College of Law (8/1993-6/2002); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 62	Trustee	Began service in 1997 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT (since 6/1981) –Beer Nuts, Inc. (manufacturer of snack foods); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 50	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR (since 2003) – Texas Christian University; PRESIDENT (1999-2003) – Illinois State University; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 54	Trustee	Began service in 2001 and serves until successor is elected or appointed.	PRESIDENT (since 2000) – Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (since 1994) – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Donald A. Altorfer One State Farm Plaza Bloomington, Illinois 61710 Age 63	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHAIRMAN (since 1/1998) – Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED (since 12/2003); PARTNER – Ernst & Young LLP (public accounting firm) (6/2002-12/2003); PARTNER – Arthur Andersen LLP (public accounting firm) (before 6/2002); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE – Utopia Funds (4 portfolios) TRUSTEE – MainStay Funds (19 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 50	Trustee	Began service effective 12/1/2006, and serves until successor is elected or appointed.	PRIVATE INVESTOR; CHIEF EXECUTIVE OFFICER and CHAIRMAN (until 2005) – Harris Alternatives, L.L.C. (investment adviser to funds of hedge funds); MANAGING DIRECTOR, INTERNATIONAL AND ALTERNATIVE INVESTING GROUP (2001-2003) – Harris Associates, L.P. (registered investment adviser); EXECUTIVE VICE PRESIDENT (until 2003) – Harris Associates Investment Trust – The Oakmark Family of Funds (mutual funds); and TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Management Information – State Farm Variable Product Trust (unaudited)

II. Information about Interested Trustees/Officers of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee and President	Began service in 1997 and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR – McGraw-Hill Corporation (publishing Company); DIRECTOR –Caterpillar, Inc.; DIRECTOR –Helmerich & Payne, Inc. (energy exploration and production Company)
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 47	Trustee, Senior Vice President and Treasurer	Began service in 2002 and serves until successor is elected or appointed.	VICE CHAIRMAN (since 1/2005), CHIEF FINANCIAL OFFICER (since 9/2002); TREASURER (since 7/2001), SENIOR VICE PRESIDENT (9/2002-1/2005) and VICE PRESIDENT (12/1998-9/2002) – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002) and VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001-12/2002) – State Farm Investment Management Corp.; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002), and VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001-12/2002) – State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (since 12/2002) and VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001-12/2002) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Variable Product Trust (the “Trust”), (ii) a Director of State Farm Investment Management Corp., the Trust’s investment adviser, (iii) a Director of State Farm VP Management Corp., the Trust’s distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

Management Information – State Farm Variable Product Trust (unaudited)

III. Information about Officers of State Farm Mutual Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years
John W. North One State Farm Plaza Bloomington, Illinois 61710 Age 59	Senior Vice President	Began service in 2001 and serves until removed.	SENIOR EXECUTIVE VICE PRESIDENT-FINANCIAL SERVICES (since 1/2005) and EXECUTIVE VICE PRESIDENT – FINANCIAL SERVICES (7/2001-1/2005) – State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 9/2001) – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 9/2001) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
Susan D. Waring One State Farm Plaza Bloomington, Illinois 61710 Age 57	Vice President	Began service in 2000 and serves until removed.	EXECUTIVE VICE PRESIDENT (since 2004), SENIOR VICE PRESIDENT (2001-2004) and CHIEF ADMINISTRATIVE OFFICER (since 2001) – State Farm Life Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 2001) – State Farm VP Management Corp.; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 59	Vice President	Began service in 1998 and serves until removed.	VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
John S. Concklin One State Farm Plaza Bloomington, Illinois 61710 Age 60	Vice President	Began service in 1997 and serves until removed.	VICE PRESIDENT – COMMON STOCKS – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2002) – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
Phillip G. Hawkins Three State Farm Plaza South Bloomington, Illinois 61791 Age 46	Vice President	Began service in 2003 and serves until removed.	VICE PRESIDENT – SECURITIES PRODUCTS (since 8/2003), EXECUTIVE ASSISTANT (11/2002 – 8/2003), DIRECTOR – STRATEGIC RESOURCES (before 11/2002) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 9/2003) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
Richard Paul Three State Farm Plaza South Bloomington, Illinois 61791 Age 47	Vice President and Secretary	Began service in 2005 and serves until removed.	ASSISTANT VICE PRESIDENT – SECURITIES PRODUCTS (since 8/2005), AGENCY FIELD EXECUTIVE (5/2004-8/2005), AGENCY FIELD CONSULTANT (12/1999-5/2004) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 9/2005) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 9/2005) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 47	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary-Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER (since 5/2006) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust; DIRECTOR – SECURITIES PRODUCTS (since 12/2000) – State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY – TREASURER (since 3/2001) – State Farm Mutual Fund Trust; State Farm Associates’ Funds Trust; CHIEF COMPLIANCE OFFICER (since 9/2004) and ASSISTANT SECRETARY TREASURER (since 3/2001) – State Farm Investment Management Corp.; ASSISTANT SECRETARY – TREASURER (since 3/2001) – State Farm VP Management Corp.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-702-2307 to request a copy of the SAI.

State Farm VP Management Corp
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, IL 61710-0001

FORWARDING SERVICE REQUESTED

U.S. Postage
PAID
Chicago, IL
Permit No.
6065

PRESORTED
STANDARD

Issued by:
State Farm Life Insurance Company
(Not licensed in MA, NY, or WI)
State Farm Life and Accident Assurance Company
(Licensed in NY and WI)
Home Office, Bloomington, Illinois

State Farm VP Management Corp.
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, Illinois 61710-0001
1-800-702-2307

statefarm.com®

2-2007
Printed in U.S.A.
231-3571.9-CH

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-888-702-2307.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Committee of Independent Trustees, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in Instruction 2(d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Committee of Independent Trustees and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Committee of Independent Trustees or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending December 31, 2006:        $214,821

Billed to registrant for fiscal year ending December 31, 2005:        $203,173

The audit fees for December 31, 2006 are based on amounts billed and expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending December 31, 2006:        $0

Billed to registrant for fiscal year ending December 31, 2005:        $0

The nature of the services comprising the fees disclosed under this category:        not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2006:        $0

Billed for fiscal year ending December 31, 2005:        $0

The nature of the services comprising the fees disclosed under this category:        not applicable

(c)	Tax Fees

Billed to registrant for fiscal year ending December 31, 2006:        $32,250

Billed to registrant for fiscal year ending December 31, 2005:        $28,500

The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the registrant’s tax returns (federal, state, and excise).

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2006:        $0

Billed for fiscal year ending December 31, 2005:        $0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees

Billed to registrant for fiscal year ending December 31, 2006:        $0

Billed to registrant for fiscal year ending December 31, 2005:        $0

The nature of the services comprising the fees disclosed under this category include:        not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2006:        $24,303

Billed for fiscal year ending December 31, 2005:        $0

The nature of the services comprising the fees disclosed under this category:

The fees approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X for December 31, 2006, are based on amounts expected to be billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant’s transfer agent for that time period. These fees relate to the performance of an internal control review of the internal controls of the registrant’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the registrant’s independent registered public accountant.

(e)(1)	The Committee of Independent Trustees’ pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Committee of Independent Trustees (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

-	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

-	the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2006:	not applicable	0%	not applicable
Fiscal year ending December 31, 2005:	not applicable	0%	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2006:	not applicable	not applicable	100%
Fiscal year ending December 31, 2005:	not applicable	not applicable	not applicable

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending December 31, 2006:        $32,250

Fiscal year ending December 31, 2005:        $28,500

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2006:        $0

Fiscal year ending December 31, 2005:        $0

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending December 31, 2006:        $24,303

Fiscal year ending December 31, 2005:        $0

The non-audit fees of $24,303 for December 31, 2006, are based on amounts expected to be billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant’s transfer agent for that time period.

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The information required by this Item 6 is included as part of the report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Variable Product Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Variable Product Trust

BY	/S/ EDWARD B, RUST, JR.
Edward B. Rust, Jr.
President

Date March 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

BY	/S/ EDWARD B. RUST, JR.
Edward B. Rust, Jr.
President

Date March 5, 2007

BY	/S/ MICHAEL L. TIPSORD
Michael L. Tipsord
Senior Vice President and Treasurer

Date March 5, 2007